                                                                                           Bear, Stearns & Co. Inc.
ATLANTA • BOSTON • CHICAGO                                                            Asset-Backed Securities Group
DALLAS • LOS ANGELES • NEW YORK • SAN FRANCISCO                                                  383 Madison Avenue
FRANKFURT • GENEVA • HONG KONG                                                                 New York, N.Y. 10179
LONDON • PARIS • TOKYO                                                                               (212) 272-2000

______________________________________________________________________________________________________________________________

   Subject to Revision                                                          Free Writing Prospectus dated June 18, 2007

                                               $682,604,000
                             (Approximate, subject to a variance of +/- 10%)
                                    ASSET-BACKED NOTES, SERIES 2007-1
                                Newcastle Mortgage Securities Trust 2007-1
                                             (Issuing Entity)
                                        Newcastle Investment Corp.
                                                (Sponsor)
                                           Wells Fargo Bank, NA
                        (Master Servicer, Securities Administrator and Custodian)
                                         Nationstar Mortgage LLC
                                                (Servicer)
                                           The Bank of New York
                                           (Indenture Trustee)
                                Bear Stearns Asset Backed Securities I LLC
                                               (Depositor)
                                        Fremont Investment & Loan
                                               (Originator)

         The notes, as described herein,  are asset-backed  securities to be issued by Newcastle  Mortgage
Securities  Trust  2007-1  (the  "Issuing  Entity").  The sole source of payments on the notes will be the property of the Issuing Entity,  which will include  closed-end fixed rate and adjustable rate home equity loans (the "Mortgage  Loans").  The notes will  represent  obligations of the Issuing Entity only and will not be  guaranteed  by or  represent  interests in or  obligations  of Newcastle  Investment  Corp.,  Bear
Stearns Asset Backed Securities LLC or any of their respective affiliates.

         This Free Writing  Prospectus is not required to contain all  information  that is required to be included in the base prospectus and the prospectus supplement.

         The  information in this Free Writing  Prospectus is preliminary  and is subject to completion or change.

         The  information  in  this  Free  Writing  Prospectus,  if  conveyed  prior  to the  time of your commitment to purchase,  supersedes  information  contained in any prior  similar Free Writing  Prospectus relating to these securities.

         This Free Writing  Prospectus is not an offer to sell or a solicitation  of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

         The  information in this Free Writing  Prospectus may be based on preliminary  assumptions  about the pool assets and the structure.  Any such assumptions are subject to change.

         The  information  in this Free Writing  Prospectus may reflect  parameters,  metrics or scenarios specifically  requested  by you.  If so,  prior to the time of your  commitment  to  purchase,  you should request updated information based on any parameters, metrics or scenarios specifically required by you.

         This Free Writing  Prospectus  is being  delivered to you solely to provide you with  information about the  offering of the  asset-backed  securities  referred to in this Free Writing  Prospectus  and to solicit an indication of your interest in purchasing  such  securities,  when, as and if issued.  Any such indication  of interest  will not  constitute  a  contractual  commitment  by you to  purchase  any of the securities.  You may withdraw your indication of interest at any time.

         Neither the Securities and Exchange  Commission nor any state securities  commission has approved of the notes or determined if this Free Writing  Prospectus  is accurate or complete.  Any  representation to the contrary is a criminal offense.

                                         BEAR, STEARNS & CO. INC.

STATEMENT REGARDING FREE WRITING PROSPECTUS

The depositor has filed a registration  statement  (including a prospectus)  with the SEC for the offering to which this Free Writing  Prospectus  relates.  Before you invest, you should read the prospectus in the registration  statement  and  other  documents  the  depositor  has filed  with the SEC for more  complete information  about the depositor,  the issuer and this offering.  You may get these  documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively,  the depositor,  any underwriter or any dealer  participating  in the offering will arrange to send you the  prospectus  you request it by calling toll free 1-866-803-9204.

This Free  Writing  Prospectus  does not  contain all  information  that is required to be included in the base prospectus and the prospectus supplement.

The information in this Free Writing Prospectus is preliminary and is subject to completion or change.

The  information in this Free Writing  Prospectus  supersedes  information  contained in any prior similar
Free Writing Prospectus relating to these securities prior to the time of your commitment to purchase.

This Free Writing  Prospectus is not an offer to sell or solicitation of an offer to buy these  securities in any state where such offer, solicitation or sale is not permitted.

The information in this Free Writing  Prospectus is preliminary,  and will be superseded by the definitive
Free Writing  Prospectus.  This Free Writing  Prospectus  is being  delivered to you solely to provide you with  information  about the  offering of the  asset-backed  securities  referred to in this Free  Writing
Prospectus and to solicit an indication of your interest in purchasing  such  securities,  when, as and if issued.  Any such  indication of interest will not constitute a contractual  commitment by you to purchase any of the securities.  You may withdraw your indication of interest at any time.

The securities  referred to in this Free Writing  Prospectus are being offered when, as and if issued. Our obligation  to  sell  securities  to you is  conditioned  on the  securities  having  the  characteristics described in this Free Writing  Prospectus.  If that condition is not  satisfied,  we will notify you, and neither the issuer nor any  underwriter  will have any  obligation to you to deliver all or any portion of the  securities  which you have  committed  to purchase,  and there will be no  liability  between us as a consequence of the non-delivery.

SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The  information  contained in the attached  materials (the  "Information")  may include  various forms of performance  analysis,  security  characteristics  and  securities  pricing  estimates for the  securities described  therein.  Should you receive  Information that refers to the "Statement  Regarding  Assumptions and Other  Information",  please refer to this statement  instead.  The Information is illustrative and is not  intended  to predict  actual  results  which may differ  substantially  from those  reflected  in the
Information.  Performance  analysis is based on certain  assumptions  with respect to significant  factors that may  prove not to be as  assumed.  Performance  results  are based on  mathematical  models  that use inputs to calculate results. As with all models,  results may vary significantly  depending upon the value given to the inputs.  Inputs to these  models  include but are not  limited  to:  prepayment  expectations
(econometric   prepayment  models,   single  expected  lifetime   prepayments  or  a  vector  of  periodic
prepayments),  interest  rate  assumptions  (parallel  and  nonparallel  changes  for  different  maturity instruments),  collateral  assumptions  (actual  pool level data,  aggregated  pool level  data,  reported factors or imputed  factors),  volatility  assumptions  (historically  observed  or implied  current)  and reported information  (paydown factors,  rate resets,  remittance reports and trustee statements).  Models used in any analysis may be  proprietary,  the results  therefore  may be difficult for any third party to reproduce.  Contact your registered  representative for detailed  explanations of any modeling  techniques employed in the Information.

The Information may not reflect the impact of all structural  characteristics  of the security,  including call events and cash flow priorities at all prepayment  speeds and/or interest rates.  You should consider whether  the  behavior  of these  securities  should be tested  using  assumptions  different  from  those included  in the  Information.  The  assumptions  underlying  the  Information,  including  structure  and collateral,  may be  modified  from time to time to  reflect  changed  facts and  circumstances.  Offering
Documents  contain data that is current as of their  publication dates and after publication may no longer be accurate,  complete or current. Contact your registered representative for Offering Documents,  current
Information or additional  materials,  including other models for performance  analysis,  which are likely to produce different results, and any further explanation regarding the Information.

Any pricing  estimates  Bear  Stearns has  supplied at your request (a)  represent  our view,  at the time determined,  of the  investment  value of the securities  between the estimated bid and offer levels,  the spread between which may be significant due to market  volatility or illiquidity,  (b) do not constitute a bid by Bear  Stearns or any other  person for any  security,  (c) may not  constitute  prices at which the securities  could have been  purchased or sold in any market at any time,  (d) have not been  confirmed by actual  trades,  may vary from the value Bear  Stearns  assigns or may be  assigned  to any such  security while in its  inventory,  and may not take into account the size of a position  you have in the  security, and (e) may have been  derived  from matrix  pricing  that uses data  relating to other  securities  whose prices are more  readily  ascertainable  to produce a  hypothetical  price  based on the  estimated  yield spread relationship between the securities.

General  Information:  Bear Stearns and/or  individuals  associated  therewith may have positions in these securities  while the  Information is circulating  or during such period may engage in  transactions  with the issuer or its affiliates.  We act as principal in  transactions  with you, and  accordingly,  you must determine  the  appropriateness  for you of such  transactions  and address any legal,  tax or  accounting considerations  applicable to you. Bear Stearns shall not be a fiduciary or advisor  unless we have agreed in writing to receive  compensation  specifically to act in such capacities.  If you are subject to ERISA, the  Information  is being  furnished  on the  condition  that it will not form a  primary  basis  for any investment decision.

______________________________________________________________________________________________________________________________
                                                        OFFERED NOTES
______________________________________________________________________________________________________________________________
                                                                                 Expected          Final
                                                               Expected WAL  Principal Window    Scheduled
                  Expected     Mortgage   Interest  Principal     (yrs)       (mos) Call/Mat   Payment Date
 Class(1,5)     Size ($) (2)  Loan Group    Type     Type      Call/Mat (3)         (3)             (4)      Expected Ratings
______________________________________________________________________________________________________________________________
                                                                                                              S&P    Moody's
______________________________________________________________________________________________________________________________
1-A-1             392,293,000     1      Floating    Sen           Not Marketed Herein         April 2037     AAA      Aaa
______________________________________________________________________________________________________________________________
2-A-1             297,301,000     2      Floating  Sen-Seq    1.00 / 1.00      1-23 / 1-23     April 2037     AAA      Aaa
______________________________________________________________________________________________________________________________
2-A-2              31,962,000     2      Floating  Sen-Seq    2.00 / 2.00     23-26 / 23-26    April 2037     AAA      Aaa
______________________________________________________________________________________________________________________________
2-A-3              79,386,000     2      Floating  Sen-Seq    3.00 / 3.00     26-70 / 26-70    April 2037     AAA      Aaa
______________________________________________________________________________________________________________________________
2-A-4              40,883,000     2      Floating  Sen-Seq    6.71 / 8.78     70-83 / 70-83    April 2037     AAA      Aaa
______________________________________________________________________________________________________________________________
M-1                47,531,000   1 & 2    Floating    Mez      5.28 / 5.85    52-83 / 52-172    April 2037     AA+      Aa1
______________________________________________________________________________________________________________________________
M-2                43,522,000   1 & 2    Floating    Mez      4.99 / 5.54    47-83 / 47-166    April 2037     AA+      Aa2
______________________________________________________________________________________________________________________________
M-3                26,342,000   1 & 2    Floating    Mez      4.85 / 5.39    45-83 / 45-159    April 2037     AA       Aa3
______________________________________________________________________________________________________________________________
M-4                24,052,000   1 & 2    Floating    Mez      4.78 / 5.31    43-83 / 43-154    April 2037     AA       A1
______________________________________________________________________________________________________________________________
M-5                22,334,000   1 & 2    Floating    Mez      4.73 / 5.24    42-83 / 42-149    April 2037     AA-      A2
______________________________________________________________________________________________________________________________
M-6                19,470,000   1 & 2    Floating    Mez      4.69 / 5.19    41-83 / 41-143    April 2037     A+       A3
______________________________________________________________________________________________________________________________
M-7                18,325,000   1 & 2    Floating    Mez      4.66 / 5.13    40-/83 / 40-137   April 2037      A      Baa1
______________________________________________________________________________________________________________________________
M-8                16,607,000   1 & 2    Floating    Mez      4.64 / 5.08    39-83 / 39-131    April 2037    BBB+     Baa2
______________________________________________________________________________________________________________________________
M-9                14,889,000   1 & 2    Floating    Mez      4.62 / 5.02    39-83 / 39-124    April 2037     BBB     Baa3
______________________________________________________________________________________________________________________________
                                                      NON-OFFERED NOTES
______________________________________________________________________________________________________________________________
                                                                                Expected          Final
                                                              Expected WAL   Principal Window    Scheduled
  Class(1,5)      Expected    Mortgage   Interest Principal      (yrs)       (mos) Call/Mat    Payment Date       Expected
                Size ($)(2)   Loan Group   Type      Type     Call/Mat (3)         (3)             (4)             Ratings
______________________________________________________________________________________________________________________________
M-10               16,034,000   1 & 2    Floating    Mez               Not Offered             April 2037    BBB-      --
______________________________________________________________________________________________________________________________
Total Notes $ 1,090,931,000

(1) The Notes are  subject  to a 10%  Clean-Up  Call  Option.  All Notes are expected to be subject to an  available  funds rate as described herein.  The margin on the Class 1-A-1,  Class 2-A-1, Class 2-A-2, Class 2-A-3 and Class 2-A-4 Notes will increase to
    2x the original  margin,  in each case for each  interest  period  after the holder of the Clean-Up  Call Option first fails to exercise such option. The margin on the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8,
    Class M-9 and M-10 Notes will increase to 1.5x the original  margin,  in each case for each interest period after the holder of the Clean-Up Call Option first fails to exercise such option.

(2) Each class size is subject to a variance of plus or minus 10%.

(3) See "PREPAYMENT PRICING SPEED" below.

(4) With respect to each class of Notes, the Final Scheduled  Payment Date for each  such  class was  determined  to be one  month after  the  scheduled maturity date of the latest maturing Mortgage Loan.

(5) Distributions on the Class 1-A-1 Notes will be derived  primarily from the Group 1 Mortgage  Loans (as defined  herein).
    Distributions  on the Class 2-A-1,  Class 2-A-2,  Class 2-A-3 and Class 2-A-4 Notes will be derived  primarily from the Group 2
    Mortgage  Loans (as defined  herein).  Distributions  on the Class M-1,  Class M-2, Class M-3, Class M-4, Class M-5, Class M-6,
    Class M-7, Class M-8, Class M-9 and Class M-10 Notes will be derived from the Group 1 and Group 2 Mortgage Loans.

                              FOR ADDITIONAL INFORMATION PLEASE CALL

______________________________________________________________________________________________________________
                                         Bear Stearns Banking Contacts

   Name:                                     Telephone:              E-Mail:
   Matthew Perkins                           (212) 272-7977          mperkins@bear.com
   Sr. Managing Director, Banking

   Sally Kawana                              (212) 272-3509          skawana@bear.com
   Managing Director, Banking

   Derek Schaible                            (212) 272-5451          dschaible@bear.com
   Associate Director, Structuring

   Paul Nostro                               (212) 272-7621          pnostro@bear.com
   Analyst, Collateral
______________________________________________________________________________________________________________

______________________________________________________________________________________________________________
                                    Bear Stearns Trading & Syndicate Contacts

   Name:                                      Telephone:              E-Mail:
   Jeffrey Verschleiser                       (212) 272-5451          jverschleiser@bear.com
   Sr. Managing Director, Trading

   Scott Eichel                               (212) 272-5451          seichel@bear.com
   Sr. Managing Director, Trading

   Carol Fuller                               (212) 272-4955          cfuller@bear.com
   Sr. Managing Director, Syndicate

   Jayme Fagas                                (212) 272-4955          jfagas@bear.com
   Managing Director, Syndicate
______________________________________________________________________________________________________________

______________________________________________________________________________________________________________
                                            Rating Agency Contacts

   Name:                                      Telephone:              E-Mail:
   Moody's
   Karen Ramallo                              (212) 553-0370          karen.ramallo@moodys.com
   Standard and Poor's
   Jong Kim                                   (212) 438-2886          jong_kim@standardandpoors.com
______________________________________________________________________________________________________________

______________________________________________________________________________________________________________
                                           PREPAYMENT PRICING SPEED
______________________________________________________________________________________________________________
Fixed Rate Mortgage Loans:      100% Fixed Rate  Mortgage  PPC assumes that  prepayments  start at 4.6% CPR in month  one  of  the  life  of the  Fixed  Rate  Mortgage  Loans,  increase  by approximately  1.6727% each month to 23% CPR in month 12, and remain  constant at 23% CPR thereafter.

Adjustable Rate Mortgage        100% Adjustable Rate Mortgage PPC assumes that prepayments  start at 2% CPR in
Loans:                          month one of the life of the  Adjustable  Rate  Mortgage  Loans,  increase  by approximately  2.545%  each month to 30% CPR in month 12,  remain  constant at
                                30% CPR until  month 22,  increase  to 50% CPR from  month 23 until  month 28, decrease  to 30% CPR in month 29 and remain  constant  at 30% CPR  thereafter.
                                However, the prepayment pricing speed will not exceed 90% CPR in any period.
______________________________________________________________________________________________________________

______________________________________________________________________________________________________________
                                               SUMMARY OF TERMS
______________________________________________________________________________________________________________
The following  information  highlights selected information that will be contained in and described in greater detail in the  prospectus  supplement  and  prospectus  and  provides a general  overview  of the terms of the
Offered  Notes.  To  understand  all of the terms of the  offering  of the  Offered  Notes,  you  should  read carefully the  prospectus  supplement  and  prospectus.  Certain  capitalized  terms used in this Free Writing
Prospectus are defined under the caption "CERTAIN DEFINITIONS" below.

Transaction:                   Offering of approximately $1,074,897,000 of Asset-Backed Notes, Series 2007-1.

Issuer:                        Newcastle Mortgage Securities Trust 2007-1 (the "Issuing Entity").

Depositor:                     Bear Stearns Asset Backed Securities I LLC.

Originator:                    Fremont Investment & Loan ("Fremont").

Sponsor:                       Newcastle Investment Corp.

Servicer:                      Nationstar  Mortgage LLC ("Nationstar")  (transfer of servicing from Fremont to
                               Nationstar will be completed on or about July 5, 2007).

Seller:                        NIC WL II LLC, an indirect wholly-owned subsidiary of the Sponsor.

Indenture Trustee:             The Bank of New York.

Master Servicer,
Securities Administrator
and Custodian:                 Wells Fargo Bank, N.A.

Underwriter:                   Bear, Stearns & Co. Inc. (Lead Manager and Structuring Lead).

Swap Provider:                 [TBD]

Cap Provider:                  [TBD]

Cut-Off Date:                  June 1, 2007.

Expected Pricing Date:         On or about June 22, 2007.

Expected Closing Date:         On or about July 10, 2007.

Payment Date:                  The 25th day of each month,  or if the 25th day is not a business day, then the next  succeeding  business  day. The first  Payment Date is expected to be July
                               25, 2007.

Record Dates:                  With  respect to any Payment  Date and each class of Notes,  the  business  day immediately preceding such Payment Date.

Offered Notes:                 The Class 1-A-1,  Class 2-A-1,  Class 2-A-2,  Class 2-A-3,  Class 2-A-4,  Class
                               M-1,  Class M-2,  Class M-3,  Class M-4, Class M-5, Class M-6, Class M-7, Class
                               M-8 and Class M-9.  The Offered  Notes  (other than the Class  1-A-1) are being marketed herein.

Non-Offered Notes:             The Class M-10 Notes are not offered hereby.

Non-Offered Certificates:      The Issuing  Entity will also issue  Owner  Trust  Certificates,  which are not offered hereby.

Senior Notes:                  The Class 1-A-1, Class 2-A-1, Class 2-A-2, Class 2-A-3 and Class 2-A-4 Notes.

Subordinate Notes:             The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class
                               M-7, Class M-8, Class M-9 and Class M-10 Notes.

Group 1 Notes:                 The Class 1-A-1 Notes  (backed  primarily by the Group 1 Mortgage  Loans) (also referred to herein as a "Note Group").

Group 2 Notes:                 The Class  2-A-1,  Class  2-A-2,  Class  2-A-3 and Class  2-A-4  Notes  (backed primarily by the Group 2 Mortgage  Loans)  (also  referred to herein as a "Note
                               Group").

Notes:                         The Offered Notes and the Non-Offered Notes.

Delay Days:                    0 days.

Day Count:                     Actual/360.

Accrued Interest:              The Notes will settle flat (no accrued interest).

Interest Accrual Period:       Interest on the Notes will accrue from the last Payment Date (or,  with respect to the first  Payment  Date,  the Closing  Date)  through  the day  immediately preceding the then-current Payment Date, on an actual/360 basis.

Due Period:                    With  respect to any  Payment  Date,  the  second day of the month  immediately preceding  the month in which such  Payment Date occurs and ending on the first day of the month in which such Payment Date occurs.

Registration:                  Book-entry  registration  through The  Depository  Trust  Company in the United
                               States or Clearstream Banking Luxembourg or the Euroclear System in Europe.

Prepayment Period              The  Prepayment  Period  with  respect to any  Payment  Date will be the period beginning  on the 16th day of the  calendar  month  immediately  preceding  the month in which the Payment  Date occurs (or with  respect to the first  Payment
                               Date, the period  commencing on the Cut-Off Date) and ending on the 15th day of the then current calendar month.

Issuing Entity Property:       The property of the Issuing Entity will include:

                               o     a pool of closed-end  fixed rate, and primarily  hybrid  adjustable  rate mortgage loans that conform to certain agency  guidelines and are secured by first and second lien deeds of trust,  security  deeds or mortgages on primarily one- to four-family  residential properties (referred to herein as the "Group 1 Mortgage Loans," "Group 1" or a "Mortgage Loan Group");

                               o     a pool of closed-end  fixed rate, and primarily  hybrid  adjustable  rate mortgage  loans some of which conform and some of which do not conform to certain agency  guidelines and are secured by first and second lien deeds of trust,  security  deeds or mortgages on primarily  one- to four-family residential  properties  (referred  to  herein as the  "Group 2  Mortgage
                                     Loans," "Group 2" or a "Mortgage Loan Group");

                               o     all principal and interest payments collected after the Cut-off Date;

                               o     property  that  secured  a  Mortgage  Loan  which  has been  acquired  by foreclosure or deed in lieu of foreclosure; and

                               o     rights under the Swap Agreement and Cap Agreement described below.

The Mortgage Loans:            The  Mortgage  Loans will be divided  into two groups.  Certain of the Mortgage
                               Loans in each  Mortgage  Loan Group (the  "Fixed  Rate  Mortgage  Loans")  bear interest at fixed rates.  Certain of the Mortgage  Loans in each  Mortgage Loan
                               Group (the  "Adjustable  Rate  Mortgage  Loans")  bear  interest at rates that, generally  following an initial fixed rate period,  adjust  semi-annually based
                               on  six-month  LIBOR  and  the  applicable  gross  margin.   The  initial  rate
                               adjustment  date for the Adjustable Rate Mortgage Loans is generally two years, three  years  or five  years  after  the  date of  origination  of the  related
                               Adjustable Rate Mortgage Loan.

                               As of  the  Cut-off  Date,  the  Mortgage  Loans  have  the  following  general characteristics:

                               o     4,905 total Mortgage Loans

                               o     1,921 Fixed Rate Mortgage Loans

                               o     2,984 Adjustable Rate Mortgage Loans

                               o     Fixed Rate Mortgage Loans:

                                     o     $ 330,106,277.42 aggregate outstanding Loan Balance

                                     o     Approximately  28.82%  of  aggregate  outstanding  Loan  Balance  of  all
                                           Mortgage Loans

                               o     Adjustable Rate Mortgage Loans:

                                     o     $ 815,234,430.12 aggregate outstanding Loan Balance

                                     o     Approximately  71.18%  of  aggregate  outstanding  Loan  Balance  of  all
                                           Mortgage Loans

                               o     Group 1 Mortgage Loans:

                                     o     $533,732,852 aggregate outstanding Loan Balance

                                     o     Approximately  46.60%  of  aggregate  outstanding  Loan  Balance  of  all
                                           Mortgage Loans

                                     o     28.11% fixed, 71.89%ARM

                               o     Group 2 Mortgage Loans:

                                     o     $611,607,856 aggregate outstanding Loan Balance

                                     o     Approximately  53.40%  of  aggregate  outstanding  Loan  Balance  of  all
                                           Mortgage Loans

                                     o     29.44% fixed, 70.56%ARM

                               As of the  Cut-off  Date,  none of the  Mortgage  Loans  were  30 or more  days delinquent.

                               See "ALL HOME  EQUITY  LOANS,"  "GROUP 1 HOME  EQUITY  LOANS" and "GROUP 2 HOME
                               EQUITY LOANS" below for additional information regarding the Mortgage Loans.

Delinquency Advances:          Each month the Servicer will  determine the amount of any unpaid  principal and interest  due on the  Mortgage  Loans.  If the  Servicer  believes  that unpaid principal and interest can be recovered, then the Servicer will either:

                               o     advance the unpaid  principal  and interest to the Issuing  Entity out of its own funds; or

                               o     advance the unpaid  principal  and interest to the Issuing  Entity out of
                                     collections   on  the  Mortgage   Loans  that  are  not  required  to  be
                                     distributed on the related Payment Date.

                               The Servicer will be entitled to be  reimbursed  for any  Delinquency  Advances from late  collections  with respect to the related  Mortgage  Loan and, if the
                               Delinquency  Advance  becomes  a  non-recoverable   Delinquency  Advance,  from
                               collections on all the Mortgage Loans prior to any  distributions to holders of
                               Notes.

Servicing Advances:            Unless the Servicer  determines  that any proposed  advance is not  recoverable from the  related  Mortgage  Loan,  the  Servicer  will pay all "out of pocket"
                               costs and expenses  incurred in the  performance of its servicing  obligations, including, but not limited to:

                               o     expenditures in connection  with a foreclosed  Mortgage Loan prior to the liquidation of that Mortgage Loan;

                               o     the cost of any related  enforcement or judicial  proceedings,  including foreclosures; and

                               o     the cost of the  management  and  liquidation  of  property  acquired  in satisfaction of the related Mortgage Loan.

                               The Servicer will be entitled to be reimbursed for any servicing  advances from late payments made in respect  thereof by the borrower of the related  Mortgage
                               Loan to the  extent  permitted  by such  loan,  from the  liquidation  proceeds realized  upon  the  liquidation  of the  related  Mortgage  Loan  and,  if the
                               Servicing Advance is a non-recoverable  Servicing Advance,  from collections on all the Mortgage Loans, in each case prior to any  distributions  to holders of
                               Notes.

Compensating Interest:         The Servicer will provide to the Issuing  Entity the amount of any shortfall of interest  on a  Mortgage  Loan  that  is  caused  by a full  prepayment  of the
                               Mortgage Loan up to the amount of the  aggregate  servicing fee for the related period.

Swap Agreement:                The  Indenture  Trustee,  on behalf of the trust is  expected  to enter into an interest  rate swap  agreement  (the  "Swap  Agreement")  with  [TBD],  as swap provider  (the  "Swap  Provider").  The  Indenture  Trustee  will  appoint  the
                               Securities  Administrator  to receive  and  distribute  funds in respect of the
                               Swap Agreement on behalf the trust.  Under the Swap Agreement,  on each Payment
                               Date the trust will be  obligated  to make  payments as  specified  in the Swap
                               Agreement  equal to the product of (a) a fixed  percentage (as set forth in the
                               Swap  Agreement),  (b) the product of (i) the notional  amount for that Payment
                               Date  (ii)  250,  and (c) a  fraction,  the  numerator  of  which is 30 and the denominator  of which is 360. Under the Swap  Agreement,  on each Payment Date, the Swap  Provider  will be obligated to make  floating  payments  equal to the product of (a) one-month LIBOR (as determined  pursuant to the Swap Agreement),
                               (b) the product of (i) the notional  amount for that Payment Date and (ii) 250, and (c) a  fraction,  the  numerator  of which  is the  actual  number  of days elapsed from the previous  Payment Date to but  excluding  the current  Payment
                               Date (or, for the first  Payment  Date,  the actual number of days elapsed from the Closing Date to but excluding the first Payment Date),  and the denominator of which is 360. To the extent  that the fixed  payment  exceeds  the  floating payment on any Payment Date,  amounts  otherwise  available to noteholders will be applied to make a net payment to the Swap  Provider,  and to the extent that the floating  payment  exceeds the fixed payment on any Payment Date,  the Swap
                               Provider will make a net payment (each such payment,  a "Net Swap Payment") for deposit into a segregated  trust account  established  on the Closing Date (the
                               "Swap  Account").  Any amounts  deposited into the Swap Account will be applied as described in "Swap Account" below.

                               Upon early  termination of the Swap  Agreement,  the trust or the Swap Provider may be liable to make a payment  (a "Swap  Termination  Payment")  to the other
                               party   (regardless   of  which  party  caused  the   termination).   The  Swap
                               Termination  Payment will be computed in  accordance  with the  procedures  set forth in the Swap  Agreement.  In the event that the trust is  required to make a Swap  Termination  Payment,  that payment will be paid on the related Payment
                               Date, and on any subsequent  Payment Dates until paid in full,  generally prior to any distributions to noteholders.

                               Net Swap  Payments and Swap  Termination  Payments  payable by the trust (other than Swap  Termination  Payments  resulting from a Swap Provider Trigger Event,
                               as  defined   herein)  will  be  deducted   from  the  note  account  prior  to
                               distributions to noteholders  pursuant to "DISTRIBUTIONS"  below and will first be deposited into the Swap Account before payment to the Swap Provider.

                               The  applicable  scheduled  notional  amounts for the Swap  Agreement  and each
                               Payment Date are set forth under the caption  "SCHEDULED  NOTIONAL  AMOUNTS FOR
                               THE SWAP AGREEMENT"  below. The applicable  scheduled  notional amounts for the
                               Swap  Agreement are  calculated  based on the  characteristics  of the Mortgage
                               Loans as of the Cut-off Date. The  applicable  scheduled  notional  amounts for the Swap  Agreement  may change  based on the  aggregate  Loan Balance of Fixed
                               Rate Mortgage Loans and Adjustable  Rate Mortgage Loans that are in their fixed rate period as of the Cut-off Date,  and, in the case of such  Adjustable  Rate
                               Mortgage Loans, their adjustment dates.
Swap Account:
                               Pursuant   to  the  Swap   Agreement,   amounts   payable  by  the   Securities
                               Administrator  on behalf of the trust in respect of Net Swap  Payments and Swap
                               Termination  Payments (other than Swap  Termination  Payments  resulting from a
                               Swap  Counterparty  Trigger Event) will be deducted from available funds before distributions  to the holders of the Notes.  On each Payment Date, such amounts will be  distributed  by the  Securities  Administrator  to the Swap  Provider,
                               first to make any Net Swap  Payment owed to the Swap  Provider  pursuant to the
                               Swap Agreement for such Payment Date,  and second to make any Swap  Termination
                               Payment  not  resulting  from a Swap  Provider  Trigger  Event owed to the Swap
                               Provider pursuant to the Swap Agreement.

                               On each Payment Date, to the extent required  following the distribution of any
                               Excess  Interest  (as  described  under  "DISTRIBUTIONS"  below),  the  amounts payable by the Swap Provider to the Securities  Administrator  on behalf of the trust will be deposited  into the Swap Account and will be  distributed  in the following order of priority:

                               o     first,  concurrently,  to the Senior  Notes,  any related  Class  Monthly
                                     Interest Amount and Class Interest Carryover  Shortfall,  pro rata, based on entitlement;

                               o     second, sequentially,  to the Class M-1, Class M-2, Class M-3, Class M-4,
                                     Class M-5,  Class M-6,  Class  M-7,  Class M-8,  Class M-9 and Class M-10
                                     Notes,  in that order,  any related  Class  Monthly  Interest  Amount and
                                     Class Interest Carryover Shortfall;

                               o     third,    to   the   Senior   Notes   and    Subordinate    Notes,    the
                                     Overcollateralization  Deficiency  Amount for such Payment  Date,  to the extent not  covered by the  Overcollateralization  Increase  Amount,  and
                                     allocated  in the same manner and order of  priority  set forth in clause
                                     F.1  under "DISTRIBUTIONS" below;

                               o     fourth, sequentially,  to the Class M-1, Class M-2, Class M-3, Class M-4,
                                     Class M-5,  Class M-6,  Class  M-7,  Class M-8,  Class M-9 and Class M-10
                                     Notes, in that order, any related Allocated Realized Loss Amount,;

                               o     fifth, to the Senior Notes and Subordinate  Notes, any Group 1 Basis Risk
                                     Shortfall  Amount,  Group 2 Basis Risk  Shortfall  Amount or  Subordinate
                                     Basis Risk Shortfall  Amount,  as  applicable,  and allocated in the same manner and order of priority  set forth in  subclauses  3 and 4 of clause
                                     F, under "DISTRIBUTIONS" below;

                               o     sixth, to the Swap Provider,  any Swap Termination Payment resulting from a Swap Provider Trigger Event; and

                               o     seventh, any remaining amounts to the Owner Trust Certificates.
Cap Agreement:
                               The holders of the Notes may benefit from  interest  rate cap payments from the
                               Cap  Provider  pursuant to a Cap  Agreement.  The Cap  Agreement is intended to partially  mitigate for the 23rd through 83rd Payment  Dates,  beginning on the
                               Payment  Date in May 2009,  the  interest  rate risk that could result from the difference  between  (a) One Month  LIBOR plus the  related  margin and (b) the related available funds rate.

                               With respect to each Payment Date,  payments  under the Cap  Agreement  will be made  based on (a) an  amount  equal to the  product  of (i) the Cap  Agreement
                               Notional  Balance for such  Payment  Date from the table below and (ii) 250 and
                               (b) the positive  excess of  One-Month  LIBOR over the  applicable  strike rate calculated on an actual/360- day basis.
Cap Account:                   On each Payment Date, to the extent  required,  following the  distribution  of
                               any  Excess   Interest  (as   described   under   "DISTRIBUTIONS"   below)  and
                               distributions  from the Swap Account  (described  above) the amounts payable by the Cap Provider to the  Securities  Administrator  on behalf of the trust will be  deposited  into the Cap Account and will be  distributed  in the  following order of priority:

                               o     first,  concurrently,  to the Senior  Notes,  any related  Class  Monthly
                                     Interest Amount and Class Interest Carryover  Shortfall,  pro rata, based on entitlement;

                               o     second, sequentially,  to the Class M-1, Class M-2, Class M-3, Class M-4,
                                     Class M-5,  Class M-6,  Class  M-7,  Class M-8,  Class M-9 and Class M-10
                                     Notes,  in that order,  any related  Class  Monthly  Interest  Amount and
                                     Class Interest Carryover Shortfall;

                               o     third,    to   the   Senior   Notes   and    Subordinate    Notes,    the
                                     Overcollateralization  Deficiency  Amount for such Payment  Date,  to the extent not  covered by the  Overcollateralization  Increase  Amount,  and
                                     allocated  in the same manner and order of  priority  set forth in clause
                                     F.1, under "DISTRIBUTIONS" below;

                               o     fourth, sequentially,  to the Class M-1, Class M-2, Class M-3, Class M-4,
                                     Class M-5,  Class M-6,  Class  M-7,  Class M-8,  Class M-9 and Class M-10
                                     Notes, in that order, any related Allocated Realized Loss Amount;

                               o     fifth, to the Senior Notes and Subordinate  Notes, any Group 1 Basis Risk
                                     Shortfall  Amount,  Group 2 Basis Risk  Shortfall  Amount or  Subordinate
                                     Basis Risk Shortfall  Amount,  as  applicable,  and allocated in the same manner and order of priority  set forth in  subclauses  3 and 4 of clause
                                     F, under "DISTRIBUTIONS" below;

                               o     sixth, to the Swap Provider,  any Swap Termination Payment resulting from a Swap Provider Trigger Event; and

                               o     seventh, any remaining amounts to the Owner Trust Certificates.

Clean-Up Call Option:          The majority holder of the Owner Trust  Certificates may, at its option,  cause the  termination of the Issuing  Entity after  purchasing,  at the  Termination
                               Price  described  below,  all of the Mortgage  Loans and other  Issuing  Entity property  on any  Payment  Date on or after  the date on  which  the  aggregate outstanding  Loan Balance of the Mortgage Loans is 10% or less of the aggregate outstanding Loan Balance of the Mortgage Loans on the Cut-Off Date.

                               If this  Clean-Up  Call Option is not  exercised  on the date on which it first could have been exercised, then:

                               o     the margin on the Senior Notes will  increase to 2x the original  margin, commencing  on the first day of the  interest  accrual  period  following such date; and

                               o     the margin on the  Subordinate  Notes will  increase to 1.5x the original margin,  commencing  on the  first  day of the  interest  accrual  period following such date.

                               The  "Termination  Price" will be an amount equal to the greater of (A) the sum of (x) the  aggregate  outstanding  Loan Balance of the  Mortgage  Loans (other than  those  referred  to in clause  (y)  below),  including  accrued  interest thereon,  and (y) in the case of any REO property  and any Mortgage  Loans with respect to which  foreclosure  proceedings have been initiated or are otherwise
                               120 days or more  delinquent,  the fair market  value of such REO  property and
                               Mortgage Loans  (disregarding  accrued interest thereon) and (B) the sum of the aggregate  unpaid  principal  balance of the Notes  (other  than any  Allocated
                               Realized Loss  Amounts),  all accrued and unpaid  interest  thereon (other than any Group 1 Basis  Risk  Shortfall  Amount,  Group 2 Net Basis  Risk  Shortfall
                               Amount,  or  Subordinate  Basis  Risk  Shortfall   Amount),   any  unreimbursed
                               Delinquency  Advances,  Servicing  Advances  and any  Delinquency  Advances the
                               Servicer has failed to remit and any Swap  Termination  Payment  payable to the
                               Swap  Provider  then  remaining  unpaid or which is due to the exercise of such option.

Federal Tax Status:            It is  anticipated  that  the  Offered  Notes  will  be  characterized  as debt instruments for tax purposes.

ERISA Eligibility:             Subject to the  considerations  described in the Prospectus  Supplement,  it is expected that the Offered Notes will be eligible for purchase by plans.

SMMEA Eligibility:             None of the Offered Notes are expected to be SMMEA eligible.

Note Ratings:                  It is a condition to the  issuance of the Notes that they  receive  ratings not lower than the respective ratings set forth below from S&P and Moody's.

                               Class    S&P    Moody's

                                1-A-1   AAA      Aaa
                                2-A-1   AAA      Aaa
                                2-A-2   AAA      Aaa
                                2-A-3   AAA      Aaa
                                2-A-4   AAA      Aaa
                                M-1     AA+      Aa1
                                M-2     AA+      Aa2
                                M-3     AA       Aa3
                                M-4     AA       A1
                                M-5     AA-      A2
                                M-6     A+       A3
                                M-7     A        Baa1
                                M-8     BBB+     Baa2
                                M-9     BBB      Baa3
                                M-10    BBB-     --

______________________________________________________________________________________________________________

______________________________________________________________________________________________________________
                                               CREDIT ENHANCEMENT
______________________________________________________________________________________________________________

Credit Enhancement:          Credit  enhancement  for the structure  will be provided by (1) Excess  Interest,
                             (2)  Overcollateralization,  (3)  subordination  of Notes having a lower  payment priority and (4) limited cross collateralization.

                             Overcollateralization  on each Payment Date will be  calculated  as the amount by which the aggregate  Loan Balance of the Mortgage Loans as of the last day of the related Due Period and after  giving  effect to  principal  prepayments  received during the related  Prepayment Period exceeds the aggregate  principal balance of the Notes after all  payments of  principal  on such Payment Date have been made.
                             On the Closing  Date,  there is  expected to be an initial  overcollateralization amount of  approximately  4.75% of the  aggregate  Loan  Balance of the  Mortgage
                             Loans as of the Cut-Off Date.  The required  level of  overcollateralization  may
                             step  down  over  time.   However,  if  a  Trigger  Event  occurs,  the  required
                             overcollateralization  amount  will not be allowed to step down and will be equal to the required  overcollateralization  amount in effect for the previous Payment
                             Date.

                             The Senior Notes will have a payment priority over the Subordinate  Notes.  Among the classes of Subordinate Notes:

                             o     the Class M-1 Notes will have payment  priority over the  Class M-2,  Class
                                   M-3, Class M-4, Class M-5, Class M-6,  Class M-7,  Class M-8, Class M-9 and
                                   Class M-10 Notes;

                             o     the Class M-2 Notes will have payment  priority  over the Class M-3,  Class
                                   M-4,  Class M-5,  Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10
                                   Notes;

                             o     the Class M-3 Notes will have payment  priority over the  Class M-4,  Class
                                   M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Notes;

                             o     the Class M-4 Notes will have payment  priority over the  Class M-5,  Class
                                   M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Notes;

                             o     the Class M-5 Notes will have payment  priority over the  Class M-6,  Class
                                   M-7, Class M-8, Class M-9 and Class M-10 Notes;

                             o     the Class M-6  Notes will have payment  priority over the Class M-7,  Class
                                   M-8, Class M-9 and Class M-10 Notes;

                             o     the Class M-7  Notes will have payment  priority over the Class M-8,  Class
                                   M-9 and Class M-10 Notes;

                             o     the  Class M-8  Notes  will have  payment  priority  over the Class M-9 and
                                   Class M-10 Notes; and

                             o     the Class M-9 Notes will have payment priority over the Class M-10 Notes.

                             If,  on  any   Payment   Date,   there  is   insufficient   Excess   Interest  or
                             overcollateralization,  Net Swap Payments  received  under the Swap  Agreement or any Cap  Payments to absorb  realized  losses on the  Mortgage  Loans,  then such realized  losses will be allocated to the classes of  Subordinate  Notes,  in the reverse  order of their  payment  priority,  through a reduction in the principal balance  of the  applicable  class  equal to the  amount by which  the  aggregate principal  balance of the Notes  (after all payments of principal on such Payment
                             Date have been made) exceed the aggregate  Loan Balance of the Mortgage Loans (as of the last day of the related Due Period and after  giving  effect to  principal prepayments  received during the related Prepayment  Period).  To the extent that the note principal  balance of a class of Subordinate Notes is reduced on account of  realized  losses  on  Mortgage  Loans,  and then  there  is a net  subsequent recovery in respect of  principal on a liquidated  Mortgage  Loan or Loans,  then the note  principal  balance of such class will be  increased up to the amount of the related net  subsequent  recoveries,  beginning with the class of Subordinate
                             Notes with the highest relative payment priority,  to the extent of the amount of the lesser of (a) the prior reduction and (b) the outstanding  Allocated Realized
                             Loss Amount of such class.  The amount of Allocated  Realized  Loss Amount may be paid to the holders of the  Subordinate  Notes,  together with any Class Interest
                             Carryover  Shortfall on the  Subordinate  Notes,  according to the priorities set forth herein under  "DISTRIBUTIONS,"  "SUMMARY OF TERMS—Swap Account" and SUMMARY
                             OF TERMS—Cap  Account.  The  outstanding  Allocated  Realized Loss Amount of such class would be reduced by the  corresponding  amount of the  increase in the note principal balance of such class.

                             The Indenture  will not permit the  allocation  of realized  losses to the Senior
                             Notes.  Investors in the Senior Notes should note that although  realized  losses will not be allocated to such Notes,  under certain loss scenarios there will not be enough  interest and  principal  on the  Mortgage  Loans to pay such Notes all interest and principal amounts to which they are then entitled.

                             Cross-collateralization  will be provided through the application of interest and principal from a Mortgage Loan Group to fund interest shortfalls,  cover realized losses and build  overcollateralization  with respect to the Senior Notes related to the other Mortgage Loan Group before similar  payments are made to the holders of the Subordinate Notes.

Credit Enhancement                     Initial Percentages                     Stepdown Percentages
Percentages:
                                     Senior             26.50%              Senior              53.00%
                                    Class M-1           22.35%             Class M-1            44.70%
                                    Class M-2           18.55%             Class M-2            37.10%
                                    Class M-3           16.25%             Class M-3            32.50%
                                    Class M-4           14.15%             Class M-4            28.30%
                                    Class M-5           12.20%             Class M-5            24.40%
                                    Class M-6           10.50%             Class M-6            21.00%
                                    Class M-7            8.90%             Class M-7            17.80%
                                    Class M-8            7.45%             Class M-8            14.90%
                                    Class M-9            6.15%             Class M-9            12.30%
                                    Class M-10           4.75%             Class M-10            9.50%

Senior Enhancement           With respect to any Payment Date,  the percentage  equivalent of a fraction,  the
Percentage:                  numerator of which is the sum of (1) the aggregate note principal  balance of the
                             Subordinate Notes and (2) the  Overcollateralization  Amount, in each case, after taking into account the  distribution  of the  Principal  Distribution  Amount on that Payment Date, and the  denominator of which is the aggregate Loan Balance of the Mortgage  Loans as of the last day of the related Due Period and after giving effect to principal prepayments received during the related Prepayment Period.

______________________________________________________________________________________________________________

______________________________________________________________________________________________________________
                                               NOTE RATES
______________________________________________________________________________________________________________
Note Rates:                     Each of the Notes will bear interest at a per annum rate that adjusts  monthly, equal to the lesser of (i) one-month  LIBOR plus the  applicable  margin,  (ii)
                                the related Available Funds Rate and (iii) 11.50%.

Group 1 Available Funds         With  respect  to any  Payment  Date and the Group 1 Notes  will be a per annum
Rate:                           rate  equal to the  product  of (i) the  excess,  if any,  of (a) the  weighted average of the Net Coupon Rates on the Group 1 Mortgage Loans  (weighted on the basis of the  related  Loan  Balance  as of the  first day of the  related  Due
                                Period  after  giving  effect to  principal  prepayments  received  during  the
                                Prepayment  Period ending during that Due Period) over (b) the Swap Expense Fee
                                Rate and (ii) a fraction,  the numerator of which is 30 and the  denominator of which is the actual number of days in the related  interest  period and (iii) a fraction the numerator of which is the  aggregate  Loan Balance of the Mortgage
                                Loans as of the first day of the  related  Due Period  after  giving  effect to principal  prepayments received during the Prepayment Period ending during that
                                Due  Period  and the  denominator  of which  is the  aggregate  note  principal balance of the Notes immediately prior to such Payment Date.

Group 2 Available Funds         With  respect  to any  Payment  Date and the Group 2 Notes  will be a per annum
Rate:                           rate  equal to the  product  of (i) the  excess,  if any,  of (a) the  weighted average of the Net Coupon Rates on the Group 2 Mortgage Loans  (weighted on the basis of the  related  Loan  Balance  as of the  first day of the  related  Due
                                Period  after  giving  effect to  principal  prepayments  received  during  the
                                Prepayment  Period ending during that Due Period) over (b) the Swap Expense Fee
                                Rate and (ii) a fraction,  the numerator of which is 30 and the  denominator of which is the actual number of days in the related  interest  period and (iii) a fraction the numerator of which is the  aggregate  Loan Balance of the Mortgage
                                Loans as of the first day of the  related  Due Period  after  giving  effect to principal  prepayments received during the Prepayment Period ending during that
                                Due  Period  and the  denominator  of which  is the  aggregate  note  principal balance of the Notes immediately prior to such Payment Date.

Subordinate Available Funds     With respect to any Payment Date and the Subordinate  Notes will be a per annum
Rate:                           rate  equal to the  product  of (i) the  excess,  if any,  of (a) the  weighted average of the Net Coupon  Rates on the Mortgage  Loans  (weighted on the basis of the  related  Loan  Balance  as of the first day of the  related  Due Period after giving effect to principal  prepayments  received  during the  Prepayment
                                Period  ending  during that Due Period)  over (b) the Swap Expense Fee Rate and
                                (ii) a fraction,  the numerator of which is 30 and the  denominator of which is the actual number of days in the related  interest  period and (iii) a fraction the numerator of which is the aggregate  Loan Balance of the Mortgage  Loans as of the first day of the related Due Period  after  giving  effect to  principal prepayments  received  during the  Prepayment  Period  ending  during  that Due
                                Period and the denominator of which is the aggregate note principal  balance of the Notes immediately prior to such Payment Date.

Group Subordinate Amount:       For each Mortgage Loan Group and any Payment Date, will be the excess,  if any, of the  aggregate  Loan  Balance of the related  Mortgage  Loan Group as of the first day of the related Due Period,  over the aggregate note principal balance of the Senior Notes related to such Mortgage  Loan Group  immediately  prior to such Payment Date.

Net Coupon Rate:                For any Group 1 or Group 2 Mortgage  Loan,  will be the rate per annum equal to the  coupon  rate of the  Mortgage  Loan minus the sum of (1) the rate at which the servicing fee accrues,  and (2) the rate at which the master  servicing fee accrues (in each case,  expressed as a per annum  percentage  of the  aggregate
                                Loan  Balance  of  the  Mortgage  Loans,  as  applicable).   The  fees  of  the
                                securities  administrator,  indenture trustee and custodian will be paid out of the master servicing fee.

Group 1 Basis Risk Shortfall    If on any  Payment  Date  the Note  Rate for the  Group 1 Notes is based on the
Amount:                         Group 1  Available  Funds  Rate,  the Group 1  Noteholders  will be entitled to receive on subsequent  Payment  Dates the related Group 1 Basis Risk  Shortfall
                                Amount  as  described  under the  caption  "DISTRIBUTIONS"  below.  The Group 1
                                Basis Risk  Shortfall  Amount with  respect to any Payment Date and the Group 1
                                Notes will be equal to the sum of (A) the excess of (1) the amount of  interest that the Group 1 Notes  would  otherwise  be entitled to receive on the Payment
                                Date had its interest  rate been  calculated  at the  respective  Note Rate for such class and for the  Payment  Date  without  regard to the Group 1 Available
                                Funds  Rate over (2) the amount of  interest  payable on such class at the Note
                                Rate  for such  class  for the  Payment  Date  and (B) the  Group 1 Basis  Risk
                                Shortfall  Amount for all previous  Payment  Dates not  previously  paid to the
                                Group 1 Notes  (including  any  interest  accrued on that amount at the related
                                Note Rate without regard to the Group 1 Available Funds Rate).

Group 2 Basis Risk Shortfall    If on any  Payment  Date the Note Rate for any of the Group 2 Notes is based on
Amount:                         the Group 2 Available  Funds Rate, the applicable  Group 2 Noteholders  will be entitled to receive on subsequent  Payment Dates the related Group 2 Basis Risk
                                Shortfall  Amount as described  under the caption  "DISTRIBUTIONS"  below.  The
                                Group 2 Basis Risk  Shortfall  Amount with  respect to any  Payment  Date and a class of Group 2 Notes  will be equal to the sum of (A) the  excess  of (1) the amount of  interest  that such  class of Group 2 Notes,  as  applicable,  would otherwise  be  entitled to receive on the Payment  Date had its  interest  rate been  calculated at the respective Note Rate for such class and for the Payment
                                Date without regard to the Group 2 Available  Funds Rate over (2) the amount of interest  payable on such class at the respective  Note Rate for such class for the  Payment  Date and (B) the Group 2 Basis  Risk  Shortfall  Amount  for such class and all  previous  Payment  Dates not  previously  paid to such  class of
                                Group 2 Notes  (including  any  interest  accrued on that amount at the related
                                Note Rate without regard to the Group 2 Available Funds Rate).

Subordinate Basis Risk          If on any Payment Date the Note Rate for any of the Subordinate  Notes is based
Shortfall Amount:               on  the   Subordinate   Available   Funds  Rate,  the  applicable   Subordinate
                                Noteholders  will be  entitled  to  receive  on  subsequent  Payment  Dates the related  Subordinate Basis Risk Shortfall Amount as described under the caption
                                "DISTRIBUTIONS"  below.  The  Subordinate  Basis  Risk  Shortfall  Amount  with respect to any Payment Date and a class of  Subordinate  Notes will be equal to the sum of (A) the  excess of (1) the  amount of  interest  that such  class of
                                Subordinate  Notes,  as applicable,  would  otherwise be entitled to receive on the Payment Date had its interest rate been  calculated at the respective  Note
                                Rate for such class and for the Payment Date without regard to the  Subordinate
                                Available  Funds Rate over (2) the amount of interest  payable on such class at the  respective  Note  Rate for such  class  for the  Payment  Date and (B) the
                                Subordinate  Basis  Risk  Shortfall  Amount  for such  class  and all  previous
                                Payment  Dates  not  previously  paid  to  such  class  of  Subordinate   Notes
                                (including  any  interest  accrued  on that  amount  at the  related  Note Rate without regard to the Subordinate Available Funds Rate).

Swap Expense Fee Rate:          With  respect to each Payment  Date, a per annum rate,  equal to the product of
                                (x) the sum of (i) any Net  Swap  Payment  owed to the Swap  Provider  for that
                                Payment  Date and  (ii) any Swap  Termination  Payment  for that  Payment  Date
                                (other  than  any  Swap  Termination  Payment  resulting  from a Swap  Provider
                                Trigger Event) payable by the Securities  Administrator on behalf of the trust, and (y) 12 divided by the  aggregate  Loan Balance of the Mortgage  Loans as of the first day of the  related  Due  Period  after  giving  effect to  principal prepayments  received  during the  Prepayment  Period  ending  during  that Due
                                Period.

______________________________________________________________________________________________________________

______________________________________________________________________________________________________________
                                               DISTRIBUTIONS
______________________________________________________________________________________________________________
      On each Payment Date, the Securities  Administrator  will make the following  disbursements and transfers from monies then on deposit in the note account with respect to the Mortgage  Loans,  which shall be net of the servicing  fee, the master  servicing  fee, Net Swap  Payments and Swap  Termination  Payments owed to the Swap
Provider (other than Swap Termination  Payments  resulting from a Swap Counterparty  Trigger Event) and certain other  expenses of the trust,  and apply the amounts in the following  order of priority,  in each case, to the extent of funds remaining:

A.  From the Group 1 Interest Remittance Amount:

    1.  Concurrently, to the Group 1 Notes, the related Class Monthly Interest Amount and any Class Interest
        Carryover Shortfall for the Payment Date.

    2.  The remaining amount pursuant to clause C. below.

B.  From the Group 2 Interest Remittance Amount:

    1.  Concurrently, to each class of Group 2 Notes, the related Class Monthly Interest Amount and any related Class Interest Carryover Shortfall for the Payment Date, allocated among each such class of
        Group 2 Notes on a pro rata basis based on each Group 2 Note's Class Monthly Interest Amount and Class
        Interest Carryover Shortfall without priority among such Group 2 Notes.

    2.  The remaining amount pursuant to clause C. below.

C.  With respect to any remaining Interest Remittance Amounts in the note account received with respect to
    Mortgage Loan Group 1 and Mortgage Loan Group 2:

    1.  Concurrently, to the Senior Notes in both Note Groups, the related Class Monthly Interest Amount and any related Class Interest Carryover Shortfall to the extent not paid pursuant to clauses A. and B.
        above on the applicable Payment Date, allocated among each such class of Senior Notes on a pro rata basis based on the amount that would have been distributed to each such class in the absence of such shortfall.

    2.  Sequentially,  to the Class M-1,  Class M-2,  Class M-3,  Class M-4,  Class M-5,  Class M-6, Class M-7,
        Class M-8, Class M-9 and M-10 Notes,  in that order,  the related Class Monthly  Interest Amount for the
        Payment Date.

D.  On each  Payment  Date (i)  prior to the  Stepdown  Date or (ii) on which a  Trigger  Event is in  effect as follows:

    1.  Sequentially, from the Group 1 Principal Remittance Amount:

        a.  To the Group 1 Notes, the Group 1  Principal  Distribution  Amount  (excluding any  Overcollateralization
            Increase  Amount  included in that  amount)  until the note  principal  balance of such Notes has been reduced to zero.

        b.  After distributions pursuant to clause D.2.a below, sequentially,  to the Class 2-A-1, Class 2-A-2, Class
            2-A-3 and Class 2-A-4 Notes,  in that order,  the  remaining  Group 1  Principal  Distribution  Amount
            (excluding any  Overcollateralization  Increase Amount included in that amount),  until the respective note principal balances of such Notes have been reduced to zero;  provided,  that  notwithstanding the foregoing  order of priority,  if on any Payment Date,  the aggregate  note  principal  balance of the
            Subordinate  Notes is equal to zero and the  Overcollateralization  Amount is equal to zero, then such amount shall be distributed to the Group 2 Notes,  pro rata,  based on their respective note principal balances.

    2.  Sequentially, from the Group 2 Principal Remittance Amount:

        a.  To the Group 2 Notes,  the Group 2  Principal  Distribution  Amount for that Payment Date  (excluding any
            Overcollateralization  Increase  Amount  included in that  amount),  sequentially  to the Class 2-A-1,
            Class 2-A-2,  Class 2-A-3 and Class 2-A-4 Notes,  in that order,  until the respective  note principal balances of such Notes have been reduced to zero;  provided,  that notwithstanding the foregoing order of priority,  if on any Payment Date, the aggregate note principal balance of the Subordinate Notes is equal to zero and the  Overcollateralization  Amount  is equal  to zero,  then the  Group 2  Principal
            Distribution  Amount shall be distributed to the Group 2 Notes,  pro rata,  based on their  respective note principal balances.

        b.  After  distributions  pursuant  to  clause  D.1.a.  above to the  Group 1 Notes,  the  remaining  Group 2
            Principal  Distribution Amount (excluding any  Overcollateralization  Increase Amount included in that amount), until the note principal balance of such Notes has been reduced to zero.

    3.  From  the  remaining  Group 1  Principal  Remittance  Amount  and  Group 2  Principal  Remittance  Amount
        sequentially,  to the Class M-1,  Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class
        M-8, Class M-9 and M-10 Notes,  in that order,  the Principal  Distribution  Amount for that Payment Date
        (excluding any  Overcollateralization  Increase Amount included in that amount), in reduction of the note principal balances, until the note principal balances thereof have been reduced to zero.

E.  On each  Payment  Date (i) on or after  the  Stepdown  Date and (ii) on which a  Trigger  Event is not in effect, as follows:

    1.  Sequentially, from the Group 1 Principal Remittance Amount:

        a.  To the Group 1 Notes, the Group 1 Senior Principal  Distribution  Amount until the note principal balance of such Notes has been reduced to zero.

        b.  To the Group 2 Notes, up to that amount of the Group 2 Senior  Principal  Distribution  Amount  remaining unpaid after  distributions  pursuant to clause E.2.a below,  sequentially  to the Class 2-A-1,  Class
            2-A-2,  Class 2-A-3 and Class 2-A-4 Notes, in that order, until the respective note principal balances of such Notes  have been  reduced to zero;  provided,  that  notwithstanding  the  foregoing  order of priority,  if on any Payment Date, the aggregate note principal  balance of the  Subordinate  Notes is equal to zero and the  Overcollateralization  Amount  is equal to  zero,  then  such  amount  shall be distributed to the Group 2 Notes, pro rata, based on their respective note principal balances.

    2.  Sequentially, from the Group 2 Principal Remittance Amount:

        a.  To the Group 2  Notes,  the Group  2 Senior  Principal  Distribution  Amount,  sequentially  to the Class
            2-A-1,  Class  2-A-2,  Class 2-A-3 and Class 2-A-4 Notes,  in that order,  until the  respective  note principal  balances  of such  Notes have been  reduced to zero;  provided,  that  notwithstanding  the foregoing  order of priority,  if on any Payment Date,  the aggregate  note  principal  balance of the
            Subordinate  Notes is equal to zero and the  Overcollateralization  Amount is equal to zero,  then the
            Group 2 Senior  Principal  Distribution  Amount shall be  distributed to the Group 2 Notes,  pro rata, based on their respective note principal balances.

        b.  To the Group 1 Notes, up to that amount of the Group 1 Senior  Principal  Distribution  Amount  remaining unpaid after  distributions  pursuant to clause E.1.a. above, until the note principal balance of such
            Notes has been reduced to zero.

    3.  From the  remaining  Group 1  Principal  Remittance  Amount and the Group 2 Principal  Remittance  Amount
        sequentially:

        a.  To the Class M-1 Notes, the Class M-1 Principal  Distribution Amount for the Payment Date, until the note principal balance thereof is reduced to zero.

        b.  To the Class M-2 Notes, the Class M-2 Principal  Distribution Amount for the Payment Date, until the note principal balance thereof is reduced to zero.

        c.  To the Class M-3 Notes, the Class M-3 Principal  Distribution Amount for the Payment Date, until the note principal balance thereof is reduced to zero.

        d.  To the Class M-4 Notes, the Class M-4 Principal  Distribution Amount for the Payment Date, until the note principal balance thereof is reduced to zero.

        e.  To the Class M-5 Notes, the Class M-5 Principal  Distribution Amount for the Payment Date, until the note principal balance thereof is reduced to zero.

        f.  To the Class M-6 Notes, the Class M-6 Principal  Distribution Amount for the Payment Date, until the note principal balance thereof is reduced to zero.

        g.  To the Class M-7 Notes, the Class M-7 Principal  Distribution Amount for the Payment Date, until the note principal balance thereof is reduced to zero.

        h.  To the Class M-8 Notes, the Class M-8 Principal  Distribution Amount for the Payment Date, until the note principal balance thereof is reduced to zero.

        i.  To the Class M-9 Notes, the Class M-9 Principal  Distribution Amount for the Payment Date, until the note principal balance thereof is reduced to zero.

        j.  To the Class M-10 Notes,  the Class M-10 Principal  Distribution  Amount for the Payment Date,  until the note principal  balance thereof is reduced to zero.

F.    From remaining Interest Remittance Amounts and Principal Remittance Amounts:

    1.  To the Notes, the  Overcollateralization  Increase Amount for the applicable  Payment Date, to be paid as follows:

        a.  the Group 1 Allocation  Percentage of the  Overcollateralization  Increase Amount to the Group 1 Notes in
            reduction of the note principal balance,  until the note principal balance thereof has been reduced to zero;

        b.  the Group 2  Allocation  Percentage  of the  Overcollateralization  Increase  Amount to the Group 2 Notes
            (allocated  among such notes in the order of priority set forth in clause D above) in reduction of the note principal balances, until the note principal balances thereof have been reduced to zero;

        c.  any remaining  Overcollateralization  Increase  Amount,  pro rata, to the Group 1 Notes and Group 2 Notes then  entitled to  principal in reduction of the note  principal  balances,  until the note  principal balances thereof have been reduced to zero;

        d.  any remaining  Overcollateralization  Increase  Amount  sequentially,  to the Class M-1, Class M-2, Class
            M-3, Class M-4,  Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and M-10 Notes,  in that order, in each case in reduction of the note principal  balance  thereof,  until the note  principal  balance thereof has been reduced to zero .

    2.  Sequentially,  to the Class M-1,  Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class
        M-8, Class M-9 and Class M-10 Notes,  in that order,  in each case,  first (a) any related Class Interest
        Carryover Shortfall and then (b) any related Allocated Realized Loss Amount.

    3.  Concurrently  and pro rata based on the related basis risk shortfall amount due to each group, (i) to the
        Group 1 Notes,  the Group 1 Basis Risk Shortfall Amount and (ii) to the Group 2 Notes, pro rata among the
        Group 2 Notes, the Group 2 Basis Risk Shortfall Amount.

    4.  Sequentially,  to the Class M-1,  Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class
        M-8, Class M-9 and Class M-10 Notes, in that order, the related Subordinate Basis Risk Shortfall Amount.

    5.  To the Swap Provider, any Swap Termination Payments resulting from a Swap Provider Trigger Event.

    6.  To the holders of the Owner Trust Certificates, the remainder as provided in the Indenture.

______________________________________________________________________________________________________________

______________________________________________________________________________________________________________
                                               CERTAIN DEFINITIONS
______________________________________________________________________________________________________________
Aggregate Principal Amount:    Means,  as to any Payment Date, the sum of the Basic  Principal  Amounts for each
                               Mortgage Loan Group.

Allocated Realized Loss        Means,  with respect to any class of Subordinate  Notes and any Payment Date, the
Amount:                        excess,  if any,  of (1) the sum of (x) the amount of the  reduction  in the note principal  balance of that class of Subordinate  Notes on the applicable  Payment
                               Date  attributable  to the  allocation  of  realized  losses as  described  under
                               "CREDIT  ENHANCEMENT"  above and (y) the amount of any such  reductions  on prior
                               Payment  Dates over (2) the sum of (x) the amount  distributed  in respect of the related  Allocated  Realized Loss Amount to such class on prior Payment Dates and
                               (y) the amount of any  increases in the note  principal  balance of such class of
                               Subordinate Notes resulting from subsequent recoveries.

Basic Principal Amount:        With  respect to the related  Mortgage  Loan Group and each Payment Date shall be the sum of (without  duplication):  (A) the  principal  portion of all  scheduled monthly  payments  on the  Mortgage  Loans  related  to the  Mortgage  Loan Group actually  received or advanced by the Servicer  during the related Due Period and any  prepayments on the related  Mortgage Loans made on behalf of the obligors on
                               Mortgage  Loans in the  related  Mortgage  Loan Group  actually  received  by the
                               Servicer  during the related  Prepayment  Period,  in each case to the extent the amounts are received by the Securities  Administrator  on or prior to the monthly due date;  (B) the  outstanding  principal  balance of each  Mortgage Loan in the related  Mortgage Loan Group that was purchased or repurchased by the Originator, on or prior to the  related  monthly  due date,  in each case to the  extent  the amounts are received by the Securities  Administrator  on or prior to the monthly due date; (C) any substitution  amounts  relating to principal,  delivered by the
                               Originator on the related  monthly due date in connection  with a substitution of a Mortgage  Loan,  to the extent  the  amounts  are  received  by the  Securities
                               Administrator  on or prior  to the  monthly  due  date;  (D) all net  liquidation proceeds,  and all subsequent  recoveries,  actually collected by or on behalf of the  Servicer  with respect to the Mortgage  Loans in the related  Mortgage  Loan
                               Group during the related Due Period (to the extent the net  liquidation  proceeds or subsequent  recoveries  relate to  principal),  in each case to the extent the amounts are received by the Securities  Administrator  on or prior to the monthly due  date;  and  (E)  the  principal  portion  of the  proceeds  received  by the
                               Securities Administrator upon termination of the Issuing Entity.

Class Interest Carryover       Means,  with respect to any class of Notes and any Payment  Date, an amount equal
Shortfall:                     to the sum of (1) the excess of the Class  Monthly  Interest  Amount with respect to that class for the preceding  Payment Date and any outstanding  Class Interest
                               Carryover  Shortfall with respect to that class from any preceding  Payment Date, over the  amount in respect  of  interest  that is  actually  distributed  to the holders of the Notes of that  class on the  preceding  Payment  Date plus (2) one month's interest on the excess,  to the extent permitted by law, at the Note Rate for that class.

Class M-1 Principal            Means,  with  respect  to any  Payment  Date,  the excess of: (1) the sum of: (A)
Distribution Amount:           the  aggregate  note  principal  balance of the Senior  Notes,  after taking into account  distribution  of  the  Senior  Principal  Distribution  Amount  for  the
                               applicable  Payment  Date,  and (B) the note  principal  balance of the Class M-1
                               Notes  immediately  prior to such  Payment  Date,  over (2) the  lesser  of:  (A)
                               approximately  55.30% of the aggregate  Loan Balance of the Mortgage  Loans as of the last day of the  related  Due Period  and after  giving  effect to  principal prepayments  received during the related Prepayment Period, and (B) the aggregate
                               Loan Balance of the  Mortgage  Loans as of the last day of the related Due Period minus the OC Floor.

Class M-2 Principal            Means,  with respect to any Payment Date,  the excess of: (1) the sum of: (A) the
Distribution Amount:           aggregate note principal  balance of the Senior Notes,  after taking into account distribution  of the Senior  Principal  Distribution  Amount  for the  applicable
                               Payment  Date,  (B) the note  principal  balance  of the Class M-1  Notes,  after taking into account  distribution of the Class M-1 Principal  Distribution Amount for the applicable  Payment Date, and (C) the note principal balance of the Class
                               M-2 Notes  immediately  prior to such Payment  Date,  over (2) the lesser of: (A)
                               approximately  62.90% of the aggregate  Loan Balance of the Mortgage  Loans as of the last day of the  related  Due Period  and after  giving  effect to  principal prepayments  received during the related Prepayment Period, and (B) the aggregate
                               Loan Balance of the  Mortgage  Loans as of the last day of the related Due Period and after giving  effect to  principal  prepayments  received  during the related
                               Prepayment Period minus the OC Floor.

Class M-3 Principal            Means,  with  respect  to any  Payment  Date,  the excess of: (1) the sum of: (A)
Distribution Amount:           the  aggregate  note  principal  balance of the Senior  Notes,  after taking into account  distribution  of  the  Senior  Principal  Distribution  Amount  for  the
                               applicable  Payment Date, (B) the note principal  balance of the Class M-1 Notes, after taking into account  distribution  of the Class M-1 Principal  Distribution
                               Amount for the applicable  Payment Date,  (C) the note  principal  balance of the
                               Class  M-2  Notes,  after  taking  into  account  distribution  of the  Class M-2
                               Principal  Distribution  Amount for the applicable Payment Date, and (D) the note principal  balance of the Class M-3 Notes immediately prior to such Payment Date, over (2) the lesser of: (A)  approximately  67.50% of the aggregate  Loan Balance of the  Mortgage  Loans as of the last day of the  related  Due  Period and after giving effect to principal  prepayments  received  during the related  Prepayment
                               Period,  and (B) the aggregate  Loan Balance of the Mortgage Loans as of the last day of the related Due Period and after giving  effect to  principal  prepayments received during the related Prepayment Period minus the OC Floor.

Class M-4 Principal            Means,  with  respect  to any  Payment  Date,  the excess of: (1) the sum of: (A)
Distribution Amount:           the  aggregate  note  principal  balance of the Senior  Notes,  after taking into account  distribution  of  the  Senior  Principal  Distribution  Amount  for  the
                               applicable  Payment Date, (B) the note principal  balance of the Class M-1 Notes, after taking into account  distribution  of the Class M-1 Principal  Distribution
                               Amount for the applicable  Payment Date,  (C) the note  principal  balance of the
                               Class  M-2  Notes,  after  taking  into  account  distribution  of the  Class M-2
                               Principal  Distribution  Amount for the  applicable  Payment  Date,  (D) the note principal balance of the Class M-3 Notes, after taking into account  distribution of the Class M-3 Principal  Distribution  Amount for the applicable  Payment Date and (E) the note principal  balance of the Class M-4 Notes  immediately  prior to such  Payment  Date,  over (2) the  lesser of:  (A)  approximately  71.70% of the aggregate  Loan Balance of the  Mortgage  Loans as of the last day of the related
                               Due Period and after giving effect to principal  prepayments  received during the related  Prepayment  Period,  and (B) the aggregate  Loan Balance of the Mortgage
                               Loans as of the last day of the  related  Due Period and after  giving  effect to principal  prepayments received during the related Prepayment Period minus the OC
                               Floor.

Class M-5 Principal            Means,  with respect to any Payment Date,  the excess of: (1) the sum of: (A) the
Distribution Amount:           aggregate note principal  balance of the Senior Notes,  after taking into account distribution  of the Senior  Principal  Distribution  Amount  for the  applicable
                               Payment  Date,  (B) the note  principal  balance  of the Class M-1  Notes,  after taking into account  distribution of the Class M-1 Principal  Distribution Amount for the applicable  Payment Date, (C) the note principal balance of the Class M-2
                               Notes,  after  taking  into  account  distribution  of the  Class  M-2  Principal
                               Distribution  Amount for the  applicable  Payment  Date,  (D) the note  principal balance of the Class M-3 Notes,  after  taking into account  distribution  of the
                               Class M-3 Principal  Distribution Amount for the applicable Payment Date, (E) the note  principal  balance  of the Class  M-4  Notes,  after  taking  into  account distribution  of the Class M-4 Principal  Distribution  Amount for the applicable
                               Payment  Date,  and (F)  the  note  principal  balance  of the  Class  M-5  Notes
                               immediately   prior  to  such  Payment   Date,   over  (2)  the  lesser  of:  (A)
                               approximately  75.60% of the aggregate  Loan Balance of the Mortgage  Loans as of the last day of the  related  Due Period  and after  giving  effect to  principal prepayments  received during the related Prepayment Period, and (B) the aggregate
                               Loan Balance of the  Mortgage  Loans as of the last day of the related Due Period minus the OC Floor and after  giving  effect to  principal  prepayments  received during the related Prepayment Period.

Class M-6 Principal            Means,  with respect to any Payment Date,  the excess of: (1) the sum of: (A) the
Distribution Amount:           aggregate note principal  balance of the Senior Notes,  after taking into account distribution  of the Senior  Principal  Distribution  Amount  for the  applicable
                               Payment  Date,  (B) the note  principal  balance  of the Class M-1  Notes,  after taking into account  distribution of the Class M-1 Principal  Distribution Amount for the applicable  Payment Date, (C) the note principal balance of the Class M-2
                               Notes,  after  taking  into  account  distribution  of the  Class  M-2  Principal
                               Distribution  Amount for the  applicable  Payment  Date,  (D) the note  principal balance of the Class M-3 Notes,  after  taking into account  distribution  of the
                               Class M-3 Principal  Distribution Amount for the applicable Payment Date, (E) the note  principal  balance  of the Class  M-4  Notes,  after  taking  into  account distribution  of the Class M-4 Principal  Distribution  Amount for the applicable
                               Payment  Date,  (F) the note  principal  balance  of the Class M-5  Notes,  after taking into account  distribution of the Class M-5 Principal  Distribution Amount for the applicable  Payment Date, and (G) the note principal balance of the Class
                               M-6 Notes  immediately  prior to such Payment  Date,  over (2) the lesser of: (A)
                               approximately  79.00% of the aggregate  Loan Balance of the Mortgage  Loans as of the last day of the  related  Due Period  and after  giving  effect to  principal prepayments  received during the related Prepayment Period, and (B) the aggregate
                               Loan Balance of the  Mortgage  Loans as of the last day of the related Due Period and after giving  effect to  principal  prepayments  received  during the related
                               Prepayment Period minus the OC Floor.

Class M-7 Principal            Means,  with  respect  to any  Payment  Date,  the excess of: (1) the sum of: (A)
Distribution Amount:           the  aggregate  note  principal  balance of the Senior  Notes,  after taking into account  distribution  of  the  Senior  Principal  Distribution  Amount  for  the
                               applicable  Payment Date, (B) the note principal  balance of the Class M-1 Notes, after taking into account  distribution  of the Class M-1 Principal  Distribution
                               Amount for the applicable  Payment Date,  (C) the note  principal  balance of the
                               Class  M-2  Notes,  after  taking  into  account  distribution  of the  Class M-2
                               Principal  Distribution  Amount for the  applicable  Payment  Date,  (D) the note principal balance of the Class M-3 Notes, after taking into account  distribution of the Class M-3 Principal  Distribution  Amount for the applicable Payment Date,
                               (E) the note principal balance of the Class M-4 Notes,  after taking into account distribution  of the Class M-4 Principal  Distribution  Amount for the applicable
                               Payment  Date,  (F) the note  principal  balance  of the Class M-5  Notes,  after taking into account  distribution of the Class M-5 Principal  Distribution Amount for the applicable  Payment Date, (G) the note principal balance of the Class M-6
                               Notes,  after  taking  into  account  distribution  of the  Class  M-6  Principal
                               Distribution  Amount for the applicable  Payment Date, and (H) the note principal balance of the Class M-7 Notes  immediately  prior to such Payment Date, over (2)
                               the lesser of: (A)  approximately  82.20% of the  aggregate  Loan  Balance of the
                               Mortgage  Loans as of the last day of the  related  Due Period  and after  giving effect to principal  prepayments  received during the related  Prepayment Period, and (B) the  aggregate  Loan Balance of the Mortgage  Loans as of the last day of the related Due Period and after giving effect to principal  prepayments received during the related Prepayment Period minus the OC Floor.

Class M-8 Principal            Means,  with  respect  to any  Payment  Date,  the excess of: (1) the sum of: (A)
Distribution Amount:           the  aggregate  note  principal  balance of the Senior  Notes,  after taking into account  distribution  of  the  Senior  Principal  Distribution  Amount  for  the
                               applicable  Payment Date, (B) the note principal  balance of the Class M-1 Notes, after taking into account  distribution  of the Class M-1 Principal  Distribution
                               Amount for the applicable  Payment Date,  (C) the note  principal  balance of the
                               Class  M-2  Notes,  after  taking  into  account  distribution  of the  Class M-2
                               Principal  Distribution  Amount for the  applicable  Payment  Date,  (D) the note principal balance of the Class M-3 Notes, after taking into account  distribution of the Class M-3 Principal  Distribution  Amount for the applicable Payment Date,
                               (E) the note principal balance of the Class M-4 Notes,  after taking into account distribution  of the Class M-4 Principal  Distribution  Amount for the applicable
                               Payment  Date,  (F) the note  principal  balance  of the Class M-5  Notes,  after taking into account  distribution of the Class M-5 Principal  Distribution Amount for the applicable  Payment Date, (G) the note principal balance of the Class M-6
                               Notes,  after  taking  into  account  distribution  of the  Class  M-6  Principal
                               Distribution  Amount for the  applicable  Payment  Date,  (H) the note  principal balance of the Class M-7 Notes,  after  taking into account  distribution  of the
                               Class M-7 Principal  Distribution Amount for the applicable Payment Date, and (I)
                               the note  principal  balance  of the Class M-8  Notes  immediately  prior to such
                               Payment Date, over (2) the lesser of: (A)  approximately  85.10% of the aggregate
                               Loan Balance of the  Mortgage  Loans as of the last day of the related Due Period and after giving  effect to  principal  prepayments  received  during the related
                               Prepayment  Period,  and (B) the aggregate  Loan Balance of the Mortgage Loans as of the last day of the related Due Period and after  giving  effect to  principal prepayments received during the related Prepayment Period minus the OC Floor.

Class M-9 Principal            Means,  with  respect  to any  Payment  Date,  the excess of: (1) the sum of: (A)
Distribution Amount:           the  aggregate  note  principal  balance of the Senior  Notes,  after taking into account  distribution  of  the  Senior  Principal  Distribution  Amount  for  the
                               applicable  Payment Date, (B) the note principal  balance of the Class M-1 Notes, after taking into account  distribution  of the Class M-1 Principal  Distribution
                               Amount for the applicable  Payment Date,  (C) the note  principal  balance of the
                               Class  M-2  Notes,  after  taking  into  account  distribution  of the  Class M-2
                               Principal  Distribution  Amount for the  applicable  Payment  Date,  (D) the note principal balance of the Class M-3 Notes, after taking into account  distribution of the Class M-3 Principal  Distribution  Amount for the applicable Payment Date,
                               (E) the note principal balance of the Class M-4 Notes,  after taking into account distribution  of the Class M-4 Principal  Distribution  Amount for the applicable
                               Payment  Date,  (F) the note  principal  balance  of the Class M-5  Notes,  after taking into account  distribution of the Class M-5 Principal  Distribution Amount for the applicable  Payment Date, (G) the note principal balance of the Class M-6
                               Notes,  after  taking  into  account  distribution  of the  Class  M-6  Principal
                               Distribution  Amount for the  applicable  Payment  Date,  (H) the note  principal balance of the Class M-7 Notes,  after  taking into account  distribution  of the
                               Class M-7 Principal  Distribution Amount for the applicable Payment Date, (I) the note  principal  balance  of the Class  M-8  Notes,  after  taking  into  account distribution  of the Class M-8 Principal  Distribution  Amount for the applicable
                               Payment  Date,  and (J)  the  note  principal  balance  of the  Class  M-9  Notes
                               immediately   prior  to  such  Payment   Date,   over  (2)  the  lesser  of:  (A)
                               approximately  87.70% of the aggregate  Loan Balance of the Mortgage  Loans as of the last day of the  related  Due Period  and after  giving  effect to  principal prepayments  received during the related Prepayment Period, and (B) the aggregate
                               Loan Balance of the  Mortgage  Loans as of the last day of the related Due Period and after giving  effect to  principal  prepayments  received  during the related
                               Prepayment Period minus the OC Floor.

Class M-10 Principal           Means,  with  respect  to any  Payment  Date,  the excess of: (1) the sum of: (A)
Distribution Amount:           the  aggregate  note  principal  balance of the Senior  Notes,  after taking into account  distribution  of  the  Senior  Principal  Distribution  Amount  for  the
                               applicable  Payment Date, (B) the note principal  balance of the Class M-1 Notes, after taking into account  distribution  of the Class M-1 Principal  Distribution
                               Amount for the applicable  Payment Date,  (C) the note  principal  balance of the
                               Class  M-2  Notes,  after  taking  into  account  distribution  of the  Class M-2
                               Principal  Distribution  Amount for the  applicable  Payment  Date,  (D) the note principal balance of the Class M-3 Notes, after taking into account  distribution of the Class M-3 Principal  Distribution  Amount for the applicable Payment Date,
                               (E) the note principal balance of the Class M-4 Notes,  after taking into account distribution  of the Class M-4 Principal  Distribution  Amount for the applicable
                               Payment  Date,  (F) the note  principal  balance  of the Class M-5  Notes,  after taking into account  distribution of the Class M-5 Principal  Distribution Amount for the applicable  Payment Date, (G) the note principal balance of the Class M-6
                               Notes,  after  taking  into  account  distribution  of the  Class  M-6  Principal
                               Distribution  Amount for the  applicable  Payment  Date,  (H) the note  principal balance of the Class M-7 Notes,  after  taking into account  distribution  of the
                               Class M-7 Principal  Distribution Amount for the applicable Payment Date, (I) the note  principal  balance  of the Class  M-8  Notes,  after  taking  into  account distribution  of the Class M-8 Principal  Distribution  Amount for the applicable
                               Payment  Date,  (J) the note  principal  balance  of the Class M-9  Notes,  after taking into account  distribution of the Class M-9 Principal  Distribution Amount for the applicable  Payment Date, and (K) the note principal balance of the Class
                               M-10 Notes  immediately  prior to such Payment Date,  over (2) the lesser of: (A)
                               approximately  90.50% of the aggregate  Loan Balance of the Mortgage  Loans as of the last day of the  related  Due Period  and after  giving  effect to  principal prepayments  received during the related Prepayment Period, and (B) the aggregate
                               Loan Balance of the  Mortgage  Loans as of the last day of the related Due Period and after giving  effect to  principal  prepayments  received  during the related
                               Prepayment Period minus the OC Floor.

Class Monthly Interest         With respect to each class of Notes means,  with respect to any Payment Date, the
Amount:                        aggregate  amount of interest  accrued for the related interest accrual period at the  related  Note  Rate on the  note  principal  balance  of the  related  Notes immediately  prior to such Payment Date. On any Payment Date,  the Notes are each subject to their related Available Funds Rate.

Cumulative Loss Trigger        Shall have occurred with respect to any Payment Date, if the fraction,  expressed
Event:                         as a  percentage,  obtained  by  dividing  (x) the  aggregate  amount of realized losses  incurred on the Mortgage Loans from the Cut-Off Date through the last day of the related Due Period (less the  aggregate  amount of  subsequent  recoveries with respect to the Mortgage  Loans during such period) by (y) the aggregate Loan
                               Balance of the  Mortgage  Loans as of the Cut-Off  Date,  exceeds the  applicable percentages described below with respect to such Payment Date:

                                Payment Date                Loss Percentage

                                July 2009 to June 2010      1.85% for the first month, plus an additional
                                                            1/12th of 2.25% for each month thereafter.

                                July 2010 to June 2011      4.10% for the first month, plus an additional
                                                            1/12th of 2.35% for each month thereafter.

                                July 2011 to June 2012      6.45% for the first month, plus an additional
                                                            1/12th of 1.90% for each month thereafter.

                                July 2012 to June 2013      8.35% for the first month, plus an additional
                                                            1/12th of 0.90% for each month thereafter.

                                July 2013 and thereafter    9.25%

Delinquency Amount:            Means,  with  respect to any Due Period,  the sum,  without  duplication,  of the aggregate  principal  balance of the Mortgage  Loans that are (1) 60 or more days delinquent,  (2) 60 or more days delinquent and in bankruptcy, (3) in foreclosure and (4) REO properties, each as of the last day of such Due Period.

Delinquency Event:             Shall  have  occurred  and  be  continuing  if  on  any  Payment  Date,  the  60+
                               Delinquency  Percentage  (Rolling  Three  Month) for that  Payment  Date  exceeds
                               29.52% of the Senior Enhancement Percentage for the prior Payment Date.

Excess Interest:               Means,  with respect to any Payment Date,  the amounts  remaining,  if any, after the  application  of  payments  pursuant to clauses A through E under the caption
                               "DISTRIBUTIONS" above.

Excess                         Means,  with  respect  to any  Payment  Date,  the  lesser  of (1) the  Aggregate
Overcollateralization          Principal  Amount for the  Payment  Date and (2) the  excess,  if any, of (x) the
Amount:                        Overcollateralization  Amount, assuming 100% of the Aggregate Principal Amount is distributed on the Notes, over (y) the Required Overcollateralization Amount.

Group 1 Allocation             Means,  with respect to any Payment  Date, a fraction  expressed as a percentage,
Percentage:                    the  numerator of which is the Basic  Principal  Amount  derived from the Group 1
                               Mortgage Loans, and the denominator of which is the Aggregate Principal Amount.

Group 1 Interest               With  respect to the Group 1 Notes and any  Payment  Date,  is the product of the
Remittance Amount:             Interest  Remittance  Amount for such Payment Date and a fraction,  the numerator of which is the amount of interest  collected or advanced in respect of the Group
                               1  Mortgage  Loans  for such  Payment  Date and the  denominator  of which is the amount of  interest  collected  or  advanced  in  respect of the Group 1 Mortgage
                               Loans and Group 2 Mortgage Loans for such Payment Date.

Group 1 Principal              Means, the product of (i) the Principal Distribution Amount for that Payment
Distribution Amount            Date and (ii) the Group 1 Allocation Percentage.

Group 1 Senior Principal       Means, the excess, if any, of (1) the aggregate note principal balances of the
Distribution Amount            Group 1 Notes immediately prior to that Payment Date over (i) the lesser of (a)
                               approximately 47.00% of the aggregate Loan Balance of the Group 1 Mortgage Loans as of the last day of the related Due Period and after giving effect to principal prepayments received during the related Prepayment Period and (b) the aggregate Loan Balance of the Group 1 Mortgage Loans as of the last date of the related Due Period and after giving effect to principal prepayments received during the related Prepayment Period minus 0.50% of the aggregate Loan Balance of the Group 1 Mortgage Loans as of the Cut-Off Date.

Group 2 Allocation             Means,  with respect to any Payment  Date, a fraction  expressed as a percentage,
Percentage:                    the  numerator of which is the Basic  Principal  Amount  derived from the Group 2
                               Mortgage Loans, and the denominator of which is the Aggregate Principal Amount.
Group 2 Interest               With  respect to the Group 2 Notes and any  Payment  Date,  is the product of the
Remittance Amount:             Interest  Remittance  Amount for such Payment Date and a fraction,  the numerator of which is the amount of interest  collected or advanced in respect of the Group
                               2  Mortgage  Loans  for such  Payment  Date and the  denominator  of which is the amount of  interest  collected  or  advanced  in  respect of the Group 1 Mortgage
                               Loans and Group 2 Mortgage Loans for such Payment Date.

Group 2 Principal              Means, the product of (i) Principal Distribution Amount for that Payment Date
Distribution Amount            and (ii) the Group 2 Allocation Percentage.

Group 2 Senior Principal       Means,  the excess,  if any, of (1) the aggregate note principal  balances of the
Distribution Amount            Group 2 Notes  immediately  prior to that Payment Date over (i) the lesser of (a)
                               approximately  47.00% of the aggregate Loan Balance of the Group 2 Mortgage Loans as of the  last  day of the  related  Due  Period  and  after  giving  effect  to principal  prepayments  received during the related Prepayment Period and (b) the aggregate  Loan Balance of the Group 2 Mortgage  Loans as of the last date of the related Due Period and after  giving  effect to  principal  prepayments  received during the related  Prepayment  Period minus 0.50% of the aggregate  Loan Balance of the Group 2 Mortgage Loans as of the Cut-Off Date.

Interest Remittance Amount:    With  respect to any Payment  Date,  that portion of the  available  distribution amount for that Payment Date that  represents  interest  collected or advanced in respect of the Mortgage  Loans,  net of servicing  fees,  master  servicing fees, indenture  trustee  fees,  indemnification  expenses  and any Net Swap Payment or
                               Swap  Termination  Payment  owed  to the  Swap  Provider  (other  than  any  swap termination payment resulting from a swap provider trigger event).

Loan Balance:                  Means,  with respect to any Mortgage  Loan as of any date of  determination,  the actual  outstanding  principal  balance  thereof  on the  Cut-Off  Date  less any principal  payments  made or  advanced  by the  Servicer  on such  Mortgage  Loan through such date of determination.

OC Floor:                      Means an amount  equal to 0.50% of the  aggregate  Loan  Balance of the  Mortgage
                               Loans as of the Cut-Off Date.

Overcollateralization          Means,  with  respect  to each  Payment  Date,  the  excess,  if any,  of (1) the
Amount:                        aggregate  Loan Balance of the Mortgage  Loans as of the close of business on the last  day of the  related  Due  Period  and  after  giving  effect  to  principal prepayments  received during the related Prepayment Period over (2) the aggregate note  principal  balance of the Notes as of that Payment Date (after  taking into account the payment of the Principal Distribution Amount on that Payment Date).

Overcollateralization          Means,  with respect to any Payment Date, the excess, if any, of (1) the Required
Deficiency:                    Overcollateralization    Amount   for   that    Payment   Date   over   (2)   the
                               Overcollateralization   Amount  for  that  Payment  Date  assuming  100%  of  the
                               Aggregate Principal Amount is distributed on the Notes.

Overcollateralization          Means,   with   respect   to  any   Payment   Date,   the   lesser   of  (1)  the
Increase Amount:               Overcollateralization  Deficiency  for  that  Payment  Date  and (2)  the  Excess
                               Interest for that Payment Date.

Principal Distribution         Means,  with respect to any Payment Date, the sum of (x) the Aggregate  Principal
Amount:                        Amount for that  Payment  Date net of any Net Swap  Payment  or Swap  Termination
                               Payment  owed to the Swap  Provider  (other  than any  swap  termination  payment resulting  from a Swap  Provider  Trigger  Event)  which  were  not  paid  by the
                               Interest   Remittance   Amount   for  that   Payment   Date,   minus  the  Excess
                               Overcollateralization  Amount,  if  any,  for  that  Payment  Date  and  (y)  the
                               Overcollateralization Increase Amount, if any, for that Payment Date.

Required                       Means,  with  respect to any Payment  Date (1) prior to the  Stepdown  Date,  the
Overcollateralization          product of (x) 4.75% and (y) the aggregate  Loan Balance of the Mortgage Loans as
Amount:                        of the Cut-Off Date;  and (2) on and after the Stepdown  Date, the greater of (i)
                               the lesser of (x) the  product  of 4.75% and the  aggregate  Loan  Balance of the
                               Mortgage  Loans as of the  Cut-Off  Date  and (y) the  product  of 9.50%  and the aggregate  Loan  Balance of the  Mortgage  Loans as of the end of the related Due
                               Period and after  giving  effect to  principal  prepayments  received  during the related Prepayment Period and (ii) the OC Floor; provided,  however, that on each
                               Payment  Date  during  the   continuance  of  a  Trigger   Event,   the  Required
                               Overcollateralization  Amount  will  equal  the  Required   Overcollateralization
                               Amount in effect as of the Payment Date  immediately  preceding the date on which such Trigger Event first occurred.

Senior Principal               Means, the sum of the Group 1 Senior Principal Distribution Amount and the Group
Distribution Amount:           2 Senior Principal Distribution Amount.

60+ Delinquency Percentage     Means,  with  respect  to  any  Payment  Date,  the  average  of  the  percentage
(Rolling Three Month):         equivalents  of the  fractions  determined  for  each  of the  three  immediately preceding  Due  Periods,  the  numerator  of  each  of  which  is  equal  to  the
                               Delinquency  Amount for such Due Period,  and the denominator of each of which is the  aggregate  Loan Balance of all of the  Mortgage  Loans as of the end of such
                               Due Period.

Stepdown Date:                 Means the  earlier to occur of (1) the Payment  Date  immediately  following  the
                               Payment Date on which the aggregate note  principal  balances of the Senior Notes are  reduced  to zero,  and (2) the later to occur of (A) the July  2010  Payment
                               Date, and (B) the first Payment Date on which the Senior Enhancement  Percentage, calculated  for  this  purpose,  before  giving  effect  to any  distribution  of principal  on the  Notes on that  Payment  Date but  after  giving  effect to the distribution  of the  Aggregate  Principal  Amount on the Mortgage  Loans,  is at
                               least equal to approximately 53.00%.

Swap Provider Trigger          Means a Swap Termination  Payment that is triggered upon: (i) an Event of Default
Event:                         (as defined in the Swap  Agreement)  with respect to which the Swap Provider is a
                               Defaulting  Party (as defined in the Swap  Agreement),  (ii) a Termination  Event
                               (as defined in the Swap  Agreement)  with  respect to which the Swap  Provider is the  sole  Affected  Party  (as  defined  in the  Swap  Agreement)  or  (iii)  an
                               Additional  Termination  Event (as defined in the Swap Agreement) with respect to which the Swap Provider is the sole Affected Party.
Trigger Event:                 Means the existence of a Delinquency Event or a Cumulative Loss Trigger Event.

                                                SCHEDULED NOTIONAL AMOUNTS
                                                  FOR THE SWAP AGREEMENT

     Payment Date         Notional Amount($)     Rate (%)             Payment Date     Notional Amount($)      Rate (%)
       07/25/07                4,283,568           5.074                08/25/10             592,852            5.074
       08/25/07                4,246,012           5.074                09/25/10             575,676            5.074
       09/25/07                4,199,296           5.074                10/25/10             559,696            5.074
       10/25/07                4,146,604           5.074                11/25/10             544,264            5.074
       11/25/07                4,089,600           5.074                12/25/10             530,576            5.074
       12/25/07                4,026,104           5.074                01/25/11             517,308            5.074
       01/25/08                3,956,520           5.074                02/25/11             504,700            5.074
       02/25/08                3,878,120           5.074                03/25/11             492,176            5.074
       03/25/08                3,790,384           5.074                04/25/11             481,520            5.074
       04/25/08                3,695,584           5.074                05/25/11             470,568            5.074
       05/25/08                3,585,600           5.074                06/25/11             458,332            5.074
       06/25/08                3,470,348           5.074                07/25/11             446,796            5.074
       07/25/08                3,360,020           5.074                08/25/11             435,544            5.074
       08/25/08                3,257,856           5.074                09/25/11             424,444            5.074
       09/25/08                3,160,480           5.074                10/25/11             413,864            5.074
       10/25/08                3,069,596           5.074                11/25/11             403,140            5.074
       11/25/08                2,981,316           5.074                12/25/11             393,512            5.074
       12/25/08                2,894,480           5.074                01/25/12             384,144            5.074
       01/25/09                2,805,176           5.074                02/25/12             375,192            5.074
       02/25/09                2,705,112           5.074                03/25/12             365,904            5.074
       03/25/09                2,573,128           5.074                04/25/12             356,644            5.074
       04/25/09                2,406,748           5.074                05/25/12             345,716            5.074
       05/25/09                2,003,376           5.074                06/25/12             334,592            5.074
       06/25/09                1,506,380           5.074                07/25/12             324,860            5.074
       07/25/09                1,289,044           5.074                08/25/12             316,540            5.074
       08/25/09                1,251,640           5.074                09/25/12             308,268            5.074
       09/25/09                1,216,524           5.074                10/25/12             300,356            5.074
       10/25/09                1,183,700           5.074                11/25/12             292,360            5.074
       11/25/09                1,151,900           5.074                12/25/12             285,180            5.074
       12/25/09                1,122,600           5.074                01/25/13             278,152            5.074
       01/25/10                1,093,424           5.074                02/25/13             271,432            5.074
       02/25/10                1,063,328           5.074                03/25/13             264,692            5.074
       03/25/10                1,010,916           5.074
       04/25/10                 930,452            5.074
       05/25/10                 821,648            5.074
       06/25/10                 676,176            5.074
       07/25/10                 610,664            5.074

                                                SCHEDULED NOTIONAL AMOUNTS
                                                  FOR THE CAP AGREEMENT

     Payment Date         Notional Amount($)     Rate (%)           Payment Date      Notional Amount($)     Rate (%)
       07/25/07                    -                 -                12/25/10              695,255            9.867870
       08/25/07                    -                 -                01/25/11              675,873            9.867464
       09/25/07                    -                 -                02/25/11              656,712            9.977075
       10/25/07                    -                 -                03/25/11              638,328           10.078659
       11/25/07                    -                 -                04/25/11              618,912           10.073058
       12/25/07                    -                 -                05/25/11              600,604           10.062838
       01/25/08                    -                 -                06/25/11              584,367           10.052608
       02/25/08                    -                 -                07/25/11              568,197           10.042369
       03/25/08                    -                 -                08/25/11              552,489           10.032305
       04/25/08                    -                 -                09/25/11              537,354           10.022047
       05/25/08                    -                 -                10/25/11              522,404           10.011781
       06/25/08                    -                 -                11/25/11              508,285           10.001506
       07/25/08                    -                 -                12/25/11              493,737            9.991223
       08/25/08                    -                 -                01/25/12              479,579            9.982130
       09/25/08                    -                 -                02/25/12              465,635            9.982299
       10/25/08                    -                 -                03/25/12              452,635           10.001159
       11/25/08                    -                 -                04/25/12              440,203            9.992626
       12/25/08                    -                 -                05/25/12              430,020            9.982156
       01/25/09                    -                 -                06/25/12              420,600            9.971679
       02/25/09                    -                 -                07/25/12              410,338            9.961783
       03/25/09                    -                 -                08/25/12              399,200            9.956433
       04/25/09                    -                 -                09/25/12              388,536            9.960227
       05/25/09                 113,334            7.913261           10/25/12              378,019            9.950601
       06/25/09                 504,891            7.897664           11/25/12              368,080            9.940023
       07/25/09                 647,519            7.923266           12/25/12              357,805            9.929440
       08/25/09                 624,609            8.406001           01/25/13              347,844            9.919430
       09/25/09                 601,355            8.556513           02/25/13              338,030            9.913882
       10/25/09                 577,409            8.551696           03/25/13              328,678            9.917284
       11/25/09                 553,983            8.547016           04/25/13              577,708            9.907546
       12/25/09                 529,558            8.546318           05/25/13              562,464            9.896876
       01/25/10                 506,468            8.589787           06/25/13              547,627            9.886202
       02/25/10                 485,721            9.309378           07/25/13              533,187            9.875526
       03/25/10                 488,706            9.685689           08/25/13              519,131            9.864848
       04/25/10                 521,123            9.687127           09/25/13              505,450            9.854168
       05/25/10                 583,181            9.678795           10/25/13              492,134            9.843486
       06/25/10                 683,172            9.672035           11/25/13              479,172            9.832802
       07/25/10                 704,434            9.672577           12/25/13              466,556            9.822118
       08/25/10                 722,246            9.784991           01/25/14              454,275            9.811432
       09/25/10                 739,422            9.889321           02/25/14              442,321            9.800746
       10/25/10                 734,178            9.884569           03/25/14              430,686            9.790060
       11/25/10                 715,123            9.875447           04/25/14              419,359            9.779373
                                                                      05/25/14              408,334            9.768687

                                                Total Statistical Mortgage Loan Statistics

                                                        As of the Cut-off Date

                                                                                                Minimum               Maximum
Scheduled Principal Balance                                $1,145,340,708                       $15,117            $1,480,618
Average Scheduled Principal Balance                              $233,505
Number of Mortgage Loans                                            4,905

Weighted Average Gross Coupon                                      7.794%                        5.250%               13.850%
Weighted Average FICO Score                                           646                           500                   817
Weighted Average Combined Original LTV                             83.08%                        10.18%               100.00%

Weighted Average Original Term                                 359 months                   120  months            360 months
Weighted Average Stated Remaining Term                         354 months                   114  months            357 months
Weighted Average Seasoning                                     5   months                    3   months            11  months

Weighted Average Gross Margin                                      5.319%                        1.000%                6.990%
Weighted Average Minimum Interest Rate                             7.801%                        5.250%               12.990%
Weighted Average Maximum Interest Rate                            13.801%                       11.250%               18.990%
Weighted Average Initial Rate Cap                                  3.000%                        3.000%                3.000%
Weighted Average Subsequent Rate Cap                               1.500%                        1.000%                1.500%
Weighted Average Months to Roll                                23  months                    13  months            57  months

Maturity Date                                                                                Dec 1 2016           Mar 01 2037
Maximum Zip Code Concentration                                      0.40%     20772

ARM                                                                71.18%     First Lien                               94.66%
Fixed Rate                                                         28.82%     Second Lien                               5.34%

10YR FIXED                                                          0.09%     Full Documentation                       71.80%
15YR FIXED                                                          0.26%     Easy Documentation                        1.64%
2/6 LIBOR                                                          15.07%     Stated Income                            26.56%
2/6 LIBOR 40/30 BAL                                                 5.73%
2/6 LIBOR 50/30 BAL                                                27.08%     Cash Out Refinance                       70.58%
2/6 LIBOR IO                                                        2.29%     Purchase                                 28.36%
20YR FIXED                                                          0.12%     Rate/Term Refinance                       1.05%
3/6 LIBOR                                                           4.33%
3/6 LIBOR 40/30 BAL                                                 1.74%     Condominium                               5.68%
3/6 LIBOR 50/30 BAL                                                11.70%     Single Family                            87.26%
3/6 LIBOR IO                                                        1.51%     Two-Four Family                           7.06%
30YR FIXED                                                         18.10%
40/30 FIXED BAL                                                     1.59%     Investor                                  5.85%
5/6 LIBOR                                                           0.27%     Primary                                  93.29%
5/6 LIBOR 40/30 BAL                                                 0.14%     Second Home                               0.86%
5/6 LIBOR 50/30 BAL                                                 0.75%
5/6 LIBOR IO                                                        0.58%     Top 5 States:
50/30 FIXED BAL                                                     8.66%     California                               28.81%
                                                                              Florida                                  13.36%
Interest Only                                                       4.38%     New York                                 10.65%
Not Interest Only                                                  95.62%     Maryland                                  7.81%
                                                                              Illinois                                  4.87%
Prepay Penalty:  N/A                                               24.04%
Prepay Penalty: 12 months                                          16.43%
Prepay Penalty: 24 months                                          36.22%
Prepay Penalty: 30 months                                           0.11%
Prepay Penalty: 36 months                                          23.19%

                                                                                                                         Weighted
                                                                                                                          Average      Weighted
                                                                                               Pct by       Weighted        Stated       Average
                                                             # of        Current Principal    Curr Prin      Average     Remaining      Combined       Weighted
Current Principal Balance                                    Loans            Balance           Bal        Gross Coupon          Term      Orig LTV   Average FICO
________________________________________________________________________________________________________________________________________________________________
        0.01 -    50,000.00                                    379        13,704,206.98         1.20         11.174           336         98.29            654
   50,000.01 -   100,000.00                                    734        55,522,736.42         4.85         10.148           352         89.75            640
  100,000.01 -   150,000.00                                    708        89,219,740.71         7.79          8.706           354         81.37            628
  150,000.01 -   200,000.00                                    754       132,039,837.84        11.53          8.095           354         81.28            631
  200,000.01 -   250,000.00                                    551       123,607,304.30        10.79          7.779           355         81.81            633
  250,000.01 -   300,000.00                                    430       117,974,708.55        10.30          7.723           355         82.35            644
  300,000.01 -   350,000.00                                    355       115,087,974.07        10.05          7.489           355         82.46            644
  350,000.01 -   400,000.00                                    259        96,845,026.33         8.46          7.353           355         83.75            658
  400,000.01 -   450,000.00                                    196        83,632,318.67         7.30          7.364           355         82.98            652
  450,000.01 -   500,000.00                                    146        69,578,707.47         6.07          7.271           355         82.45            658
  500,000.01 -   550,000.00                                    119        61,943,428.18         5.41          7.408           355         84.55            651
  550,000.01 -   600,000.00                                     76        43,580,508.49         3.81          7.006           355         83.54            660
  600,000.01 -   650,000.00                                     66        41,255,251.83         3.60          7.363           355         84.73            657
  650,000.01 -   700,000.00                                     38        25,746,754.47         2.25          7.306           355         83.73            642
  700,000.01 -   750,000.00                                     35        25,387,542.02         2.22          7.163           355         84.62            668
  750,000.01 -   800,000.00                                     36        28,334,350.27         2.47          7.516           350         82.26            661
  800,000.01 -   850,000.00                                      7         5,851,214.25         0.51          7.018           355         84.92            654
  850,000.01 -   900,000.00                                      4         3,481,003.23         0.30          6.366           356         81.59            682
  900,000.01 -   950,000.00                                      2         1,892,642.67         0.17          5.926           353         74.77            663
  950,000.01 - 1,000,000.00                                      8         7,953,862.47         0.69          6.364           354         74.54            707
1,000,000.01+                                                    2         2,701,588.32         0.24          7.531           352         75.96            653
________________________________________________________________________________________________________________________________________________________________
Total                                                        4,905     1,145,340,707.54       100.00          7.794           354         83.08            646

                                                                                                                        Weighted
                                                                                                                         Average      Weighted
                                                                                              Pct by       Weighted      Stated       Average
                                                             # of        Current Principal   Curr Prin      Average     Remaining     Combined       Weighted
Current Gross Rate                                           Loans           Balance            Bal       Gross Coupon    Term        Orig LTV    Average FICO
________________________________________________________________________________________________________________________________________________________________
   5.0000 -    5.4999                                           26        11,148,514.35         0.97          5.330           356         79.96            697
   5.5000 -    5.9999                                          181        71,103,096.03         6.21          5.841           355         77.78            689
   6.0000 -    6.4999                                          364       124,795,783.09        10.90          6.263           355         78.68            683
   6.5000 -    6.9999                                          603       189,509,186.89        16.55          6.751           354         81.79            667
   7.0000 -    7.4999                                          465       135,170,993.21        11.80          7.264           355         82.43            655
   7.5000 -    7.9999                                          695       184,733,026.44        16.13          7.745           355         83.90            646
   8.0000 -    8.4999                                          447       112,322,188.92         9.81          8.236           355         84.02            627
   8.5000 -    8.9999                                          477       117,315,550.58        10.24          8.728           354         84.22            612
   9.0000 -    9.4999                                          273        55,380,435.80         4.84          9.252           355         84.56            592
   9.5000 -    9.9999                                          315        53,803,236.21         4.70          9.757           355         85.43            591
  10.0000 -   10.4999                                          314        31,008,234.88         2.71         10.213           353         91.12            626
  10.5000 -   10.9999                                          140        13,629,390.87         1.19         10.737           352         87.23            610
  11.0000 -   11.4999                                          269        21,853,909.63         1.91         11.262           350         93.09            646
  11.5000 -   11.9999                                          153        12,273,216.29         1.07         11.683           353         89.54            618
  12.0000 -   12.4999                                          129         8,316,600.62         0.73         12.255           347         91.51            597
  12.5000 -   12.9999                                           44         2,755,547.01         0.24         12.631           343         89.91            610
  13.0000 -   13.4999                                            6           122,439.97         0.01         13.155           258         96.22            682
  13.5000 -   13.9999                                            4            99,356.75         0.01         13.785           288         95.00            668
________________________________________________________________________________________________________________________________________________________________
Total                                                        4,905     1,145,340,707.54       100.00          7.794           354         83.08            646

                                                                                                                         Weighted
                                                                                                                          Average      Weighted
                                                                                              Pct by       Weighted        Stated       Average
                                                             # of        Current Principal    Curr Prin      Average     Remaining      Combined       Weighted
FICO                                                         Loans           Balance            Bal     Gross Coupon        Term        Orig LTV   Average FICO
________________________________________________________________________________________________________________________________________________________________
 500 -  524                                                    112        23,344,673.30         2.04          9.774           354         72.17            513
 525 -  549                                                    170        33,052,751.39         2.89          9.411           355         74.17            535
 550 -  574                                                    297        69,579,895.54         6.08          8.911           355         79.17            561
 575 -  599                                                    331        75,770,101.79         6.62          8.553           355         83.54            588
 600 -  624                                                    886       183,712,101.39        16.04          8.177           354         85.08            612
 625 -  649                                                  1,049       237,636,343.60        20.75          7.677           355         84.02            638
 650 -  674                                                    870       205,608,778.41        17.95          7.487           354         84.03            661
 675 -  699                                                    511       128,672,178.12        11.23          7.327           355         84.30            686
 700 +                                                         679       187,963,884.00        16.41          6.975           354         82.25            734
________________________________________________________________________________________________________________________________________________________________
Total                                                        4,905     1,145,340,707.54       100.00          7.794           354         83.08            646

                                                                                                                         Weighted
                                                                                                                          Average      Weighted
                                                                                               Pct by      Weighted        Stated       Average
                                                             # of        Current Principal    Curr Prin     Average      Remaining      Combined       Weighted
Combined Original LTV                                        Loans            Balance            Bal      Gross Coupon      Term        Orig LTV   Average FICO
________________________________________________________________________________________________________________________________________________________________
    0.01 -   49.99                                             101        16,555,538.25         1.45          7.893           354         40.24            630
  50.00 -   54.99                                               45         9,484,700.86         0.83          7.393           350         52.03            643
  55.00 -   59.99                                               82        19,801,655.29         1.73          7.380           353         57.63            632
  60.00 -   64.99                                              116        27,304,828.71         2.38          7.508           355         62.39            631
  65.00 -   69.99                                              137        32,445,672.94         2.83          7.741           354         66.92            623
  70.00 -   74.99                                              193        50,272,618.25         4.39          7.694           352         72.10            632
  75.00 -   79.99                                              264        73,747,934.07         6.44          7.423           354         77.21            636
  80.00                                                      1,205       325,630,905.54        28.43          7.475           355         80.00            656
  80.01 -   84.99                                              200        59,737,374.00         5.22          7.166           355         83.38            644
  85.00 -   89.99                                              539       157,299,043.93        13.73          7.490           355         86.25            636
  90.00 -   94.99                                              664       194,771,336.24        17.01          7.751           355         90.38            646
  95.00 -   99.99                                              331        78,098,494.54         6.82          8.262           354         95.28            642
 100.00                                                      1,028       100,190,604.92         8.75          9.925           352        100.00            660
________________________________________________________________________________________________________________________________________________________________
Total                                                        4,905     1,145,340,707.54       100.00          7.794           354         83.08            646

                                                                                                                          Weighted
                                                                                                                           Average      Weighted
                                                                                               Pct by       Weighted        Stated       Average
                                                             # of        Current Principal    Curr Prin     Average       Remaining      Combined       Weighted
Original Term (months)                                       Loans            Balance           Bal       Gross Coupon       Term        Orig LTV   Average FICO
________________________________________________________________________________________________________________________________________________________________
120                                                             21         1,005,430.53         0.09         11.181           116        100.00            666
180                                                             49         2,991,287.83         0.26          8.217           175         77.48            680
240                                                             11         1,378,619.08         0.12          8.164           236         83.72            626
360                                                          4,824     1,139,965,370.10        99.53          7.790           355         83.08            645
________________________________________________________________________________________________________________________________________________________________
Total                                                        4,905     1,145,340,707.54       100.00          7.794           354         83.08            646

                                                                                                                          Weighted
                                                                                                                           Average      Weighted
                                                                                               Pct by      Weighted         Stated       Average
                                                             # of        Current Principal    Curr Prin     Average       Remaining      Combined       Weighted
Stated Remaining Term (months)                               Loans            Balance           Bal       Gross Coupon       Term        Orig LTV   Average FICO
________________________________________________________________________________________________________________________________________________________________
 61-120                                                         21         1,005,430.53         0.09         11.181           116        100.00            666
121-180                                                         49         2,991,287.83         0.26          8.217           175         77.48            680
181-240                                                         11         1,378,619.08         0.12          8.164           236         83.72            626
301-360                                                      4,824     1,139,965,370.10        99.53          7.790           355         83.08            645
________________________________________________________________________________________________________________________________________________________________
Total                                                        4,905     1,145,340,707.54       100.00          7.794           354         83.08            646

                                                                                                                          Weighted
                                                                                                                           Average      Weighted
                                                                                               Pct by      Weighted         Stated       Average
                                                             # of        Current Principal    Curr Prin     Average       Remaining      Combined       Weighted
Debt Ratio                                                   Loans            Balance            Bal       Gross Coupon      Term        Orig LTV   Average FICO
________________________________________________________________________________________________________________________________________________________________
 0.01 - 20.00                                                  550        77,618,156.83         6.78          8.680           353         87.12            653
20.01 - 25.00                                                  206        32,243,569.58         2.82          8.112           353         83.59            645
25.01 - 30.00                                                  278        60,067,877.28         5.24          7.695           354         82.87            650
30.01 - 35.00                                                  408        96,324,145.46         8.41          7.515           353         81.82            657
35.01 - 40.00                                                  671       162,088,023.02        14.15          7.626           355         82.06            654
40.01 - 45.00                                                  795       190,052,128.83        16.59          7.618           355         83.36            653
45.01 - 50.00                                                1,018       260,992,296.90        22.79          7.762           355         85.32            652
50.01 - 55.00                                                  979       265,954,509.64        23.22          7.880           355         80.57            621
________________________________________________________________________________________________________________________________________________________________
Total                                                        4,905     1,145,340,707.54       100.00          7.794           354         83.08            646

                                                                                                                          Weighted
                                                                                                                           Average       Weighted
                                                                                               Pct by       Weighted        Stated       Average
                                                             # of        Current Principal    Curr Prin      Average       Remaining     Combined       Weighted
FRM/ARM                                                      Loans            Balance           Bal         Gross Coupon     Term        Orig LTV   Average FICO
________________________________________________________________________________________________________________________________________________________________
ARM                                                          2,984       815,234,430.12        71.18          7.801           355         82.87            637
Fixed Rate                                                   1,921       330,106,277.42        28.82          7.776           353         83.59            666
________________________________________________________________________________________________________________________________________________________________
Total                                                        4,905     1,145,340,707.54       100.00          7.794           354         83.08            646

                                                                                                                          Weighted
                                                                                                                           Average      Weighted
                                                                                               Pct by       Weighted        Stated       Average
                                                             # of        Current Principal    Curr Prin      Average      Remaining      Combined       Weighted
Product                                                      Loans            Balance            Bal       Gross Coupon      Term        Orig LTV   Average FICO
________________________________________________________________________________________________________________________________________________________________
10YR FIXED                                                      21         1,005,430.53         0.09         11.181           116        100.00            666
15YR FIXED                                                      49         2,991,287.83         0.26          8.217           175         77.48            680
2/6 LIBOR                                                      857       172,590,245.50        15.07          8.525           355         80.90            613
2/6 LIBOR 40/30 BAL                                            255        65,583,166.81         5.73          8.169           355         82.17            619
2/6 LIBOR 50/30 BAL                                          1,004       310,146,011.03        27.08          7.732           355         83.94            641
2/6 LIBOR IO                                                    70        26,268,003.62         2.29          7.012           355         83.46            647
20YR FIXED                                                      11         1,378,619.08         0.12          8.164           236         83.72            626
3/6 LIBOR                                                      225        49,628,452.40         4.33          7.938           356         81.41            635
3/6 LIBOR 40/30 BAL                                             69        19,955,692.71         1.74          7.323           355         82.87            656
3/6 LIBOR 50/30 BAL                                            412       133,953,505.27        11.70          7.381           355         84.09            652
3/6 LIBOR IO                                                    40        17,273,505.20         1.51          6.538           355         84.36            675
30YR FIXED                                                   1,457       207,316,446.29        18.10          8.216           356         84.56            661
40/30 FIXED BAL                                                 73        18,267,776.77         1.59          6.876           356         80.48            665
5/6 LIBOR                                                        9         3,041,848.35         0.27          6.481           356         76.98            695
5/6 LIBOR 40/30 BAL                                              5         1,559,811.85         0.14          7.159           355         83.84            681
5/6 LIBOR 50/30 BAL                                             24         8,596,993.17         0.75          6.685           355         81.54            688
5/6 LIBOR IO                                                    14         6,637,194.21         0.58          6.140           356         75.69            722
50/30 FIXED BAL                                                310        99,146,716.92         8.66          6.970           355         82.15            675
________________________________________________________________________________________________________________________________________________________________
Total                                                        4,905     1,145,340,707.54       100.00          7.794           354         83.08            646

                                                                                                                          Weighted
                                                                                                                           Average       Weighted
                                                                                                Pct by       Weighted       Stated       Average
                                                             # of        Current Principal     Curr Prin      Average      Remaining     Combined       Weighted
Interest Only                                                Loans            Balance            Bal        Gross Coupon     Term        Orig LTV   Average FICO
________________________________________________________________________________________________________________________________________________________________
Interest Only                                                  124        50,178,703.03         4.38          6.734           355         82.74            667
Not Interest Only                                            4,781     1,095,162,004.51        95.62          7.843           354         83.10            645
________________________________________________________________________________________________________________________________________________________________
Total                                                        4,905     1,145,340,707.54       100.00          7.794           354         83.08            646

                                                                                                                         Weighted
                                                                                                                          Average      Weighted
                                                                                               Pct by      Weighted        Stated       Average
                                                             # of        Current Principal    Curr Prin     Average      Remaining      Combined       Weighted
Prepayment Penalty Original Term (months)                    Loans            Balance            Bal      Gross Coupon       Term       Orig LTV   Average FICO
________________________________________________________________________________________________________________________________________________________________
Prepay Penalty:  N/A                                         1,328       275,309,213.65        24.04          8.138           354         84.23            641
Prepay Penalty: 12 months                                      654       188,222,535.07        16.43          7.775           354         82.86            652
Prepay Penalty: 24 months                                    1,845       414,872,701.58        36.22          7.967           355         83.41            633
Prepay Penalty: 30 months                                        7         1,316,421.29         0.11          8.361           356         89.95            617
Prepay Penalty: 36 months                                    1,071       265,619,835.95        23.19          7.178           354         81.49            666
________________________________________________________________________________________________________________________________________________________________
Total                                                        4,905     1,145,340,707.54       100.00          7.794           354         83.08            646

                                                                                                                         Weighted
                                                                                                                          Average       Weighted
                                                                                               Pct by       Weighted        Stated       Average
                                                             # of        Current Principal    Curr Prin      Average     Remaining       Combined       Weighted
Lien                                                         Loans            Balance           Bal       Gross Coupon       Term        Orig LTV   Average FICO
________________________________________________________________________________________________________________________________________________________________
First Lien                                                   3,974     1,084,161,361.99        94.66          7.610           355         82.15            645
Second Lien                                                    931        61,179,345.55         5.34         11.052           349         99.60            664
________________________________________________________________________________________________________________________________________________________________
Total                                                        4,905     1,145,340,707.54       100.00          7.794           354         83.08            646

                                                                                                                         Weighted
                                                                                                                          Average      Weighted
                                                                                               Pct by       Weighted        Stated       Average
                                                             # of        Current Principal    Curr Prin      Average     Remaining      Combined       Weighted
Documentation Type                                           Loans            Balance           Bal        Gross Coupon     Term        Orig LTV   Average FICO
________________________________________________________________________________________________________________________________________________________________
Full Documentation                                           3,567       822,405,913.53        71.80          7.576           354         83.85            642
Easy Documentation                                              80        18,768,104.53         1.64          7.990           355         83.78            634
Stated Income Verification                                   1,258       304,166,689.48        26.56          8.373           355         80.97            655
________________________________________________________________________________________________________________________________________________________________
Total                                                        4,905     1,145,340,707.54       100.00          7.794           354         83.08            646

                                                                                                                         Weighted
                                                                                                                          Average      Weighted
                                                                                               Pct by      Weighted        Stated       Average
                                                             # of        Current Principal    Curr Prin     Average     Remaining      Combined       Weighted
Loan Purpose                                                 Loans            Balance           Bal      Gross Coupon       Term       Orig LTV   Average FICO
________________________________________________________________________________________________________________________________________________________________
Cash Out Refinance                                           3,161       808,395,353.74        70.58          7.669           355         81.98            640
Purchase                                                     1,678       324,871,233.25        28.36          8.104           354         85.62            659
Rate/Term Refinance                                             66        12,074,120.55         1.05          7.862           352         88.45            640
________________________________________________________________________________________________________________________________________________________________
Total                                                        4,905     1,145,340,707.54       100.00          7.794           354         83.08            646

                                                                                                                         Weighted
                                                                                                                          Average      Weighted
                                                                                               Pct by      Weighted        Stated       Average
                                                             # of        Current Principal    Curr Prin     Average     Remaining      Combined       Weighted
Property Type                                                Loans            Balance            Bal      Gross Coupon      Term       Orig LTV   Average FICO
________________________________________________________________________________________________________________________________________________________________
2 Family                                                       229        65,755,142.42         5.74          7.661           355         83.83            667
3 Family                                                        30        11,351,615.42         0.99          7.696           354         80.57            676
4 Family                                                         9         3,751,726.02         0.33          8.197           356         79.63            625
Condominium                                                    338        65,038,459.18         5.68          8.148           355         83.24            651
Single Family                                                4,299       999,443,764.50        87.26          7.779           354         83.06            644
________________________________________________________________________________________________________________________________________________________________
Total                                                        4,905     1,145,340,707.54       100.00          7.794           354         83.08            646

                                                                                                                         Weighted
                                                                                                                          Average      Weighted
                                                                                               Pct by       Weighted        Stated       Average
                                                             # of        Current Principal    Curr Prin      Average     Remaining      Combined       Weighted
Occupancy Status                                             Loans            Balance           Bal       Gross Coupon       Term       Orig LTV   Average FICO
________________________________________________________________________________________________________________________________________________________________
Investor                                                       336        67,052,199.69         5.85          8.115           355         80.62            662
Primary                                                      4,537     1,068,476,400.68        93.29          7.778           354         83.26            645
Second Home                                                     32         9,812,107.17         0.86          7.401           353         80.55            643
________________________________________________________________________________________________________________________________________________________________
Total                                                        4,905     1,145,340,707.54       100.00          7.794           354         83.08            646

                                                                                                                          Weighted
                                                                                                                           Average      Weighted
                                                                                               Pct by       Weighted        Stated       Average
                                                             # of        Current Principal    Curr Prin      Average      Remaining      Combined       Weighted
State                                                        Loans            Balance           Bal        Gross Coupon      Term        Orig LTV   Average FICO
________________________________________________________________________________________________________________________________________________________________
Alabama                                                          5           776,728.97         0.07          9.389           356         93.80            603
Alaska                                                           2           384,790.13         0.03          7.973           355         80.00            584
Arizona                                                        130        24,508,218.81         2.14          7.950           355         82.47            640
Arkansas                                                         4           427,106.39         0.04          9.310           355         92.00            593
California                                                   1,004       329,919,457.51        28.81          7.404           355         82.40            656
Colorado                                                        95        16,694,635.43         1.46          7.772           355         85.22            647
Connecticut                                                     83        17,024,708.91         1.49          7.881           355         84.11            637
Delaware                                                        33         4,914,466.32         0.43          8.394           355         84.53            622
District of Columbia                                            46         9,868,657.20         0.86          7.510           355         75.81            638
Florida                                                        793       153,023,742.97        13.36          8.097           354         82.04            633
Georgia                                                        171        21,716,142.02         1.90          8.494           352         87.69            629
Hawaii                                                          62        21,646,017.67         1.89          7.578           353         79.94            658
Idaho                                                           18         2,398,591.94         0.21          8.146           355         81.98            617
Illinois                                                       282        55,741,912.58         4.87          8.249           354         85.66            642
Indiana                                                         27         2,924,891.59         0.26          8.202           354         86.64            635
Iowa                                                             4           309,163.46         0.03          8.929           343         87.70            596
Kansas                                                          13         1,150,394.76         0.10          8.938           355         84.38            626
Kentucky                                                         8         1,089,511.08         0.10          7.832           356         76.44            634
Maine                                                            9         1,160,215.73         0.10          8.057           356         86.20            655
Maryland                                                       373        89,397,604.49         7.81          7.898           355         83.42            632
Massachusetts                                                  132        33,324,674.90         2.91          7.722           355         84.53            656
Michigan                                                        21         3,119,406.98         0.27          8.729           354         83.62            644
Minnesota                                                       72        12,257,666.16         1.07          8.040           355         85.51            645
Missouri                                                        31         3,548,650.50         0.31          8.600           353         89.22            639
Montana                                                          1           189,246.99         0.02          8.200           354         95.00            611
Nebraska                                                         4           311,500.60         0.03          8.698           355         83.02            646
Nevada                                                          73        15,522,948.29         1.36          7.749           355         83.57            652
New Hampshire                                                   15         3,272,389.63         0.29          7.926           356         82.78            641
New Jersey                                                     184        52,027,852.79         4.54          8.135           355         83.81            646
New Mexico                                                      15         2,095,788.50         0.18          8.044           356         86.80            641
New York                                                       374       121,964,394.64        10.65          7.512           354         82.05            663
North Carolina                                                  62         8,925,155.80         0.78          8.593           355         86.14            616
Ohio                                                            48         6,160,797.50         0.54          8.461           354         86.92            632
Oklahoma                                                         8           788,384.33         0.07          8.509           322         84.24            605
Oregon                                                          30         6,064,290.14         0.53          8.187           355         84.27            624
Pennsylvania                                                   116        17,361,616.43         1.52          8.423           354         84.89            617
Rhode Island                                                    11         2,840,625.22         0.25          7.604           355         85.95            651
South Carolina                                                  24         3,634,617.97         0.32          8.339           347         82.84            621
Tennessee                                                       23         3,519,225.39         0.31          8.788           348         86.63            613
Texas                                                          124        18,151,469.20         1.58          7.582           351         82.64            652
Utah                                                            27         5,638,248.46         0.49          7.704           356         84.14            644
Vermont                                                          4           508,314.68         0.04          9.032           355         87.11            608
Virginia                                                       167        37,618,178.09         3.28          7.861           355         83.01            633
Washington                                                      96        20,164,740.79         1.76          7.712           355         83.59            634
West Virginia                                                   11         1,866,523.18         0.16          9.363           356         85.15            591
Wisconsin                                                       70         9,387,042.42         0.82          8.407           355         86.57            626
________________________________________________________________________________________________________________________________________________________________
Total                                                        4,905     1,145,340,707.54       100.00          7.794           354         83.08            646

                                                                                                                          Weighted
                                                                                                                           Average      Weighted
                                                                                               Pct by       Weighted        Stated       Average
                                                              # of      Current Principal    Curr Prin        Average     Remaining      Combined       Weighted
Gross Margin                                                 Loans           Balance            Bal       Gross Coupon      Term         Orig LTV   Average FICO
________________________________________________________________________________________________________________________________________________________________
FIXED                                                        1,921       330,106,277.42        28.82          7.776           353         83.59            666
   1.0000 -    1.4999                                            1           293,620.53         0.03          9.870           356         95.00            597
   2.5000 -    2.9999                                           17         6,895,758.61         0.60          5.274           356         77.77            689
   3.0000 -    3.4999                                           83        36,017,689.57         3.14          5.652           356         80.96            694
   3.5000 -    3.9999                                          148        58,736,856.20         5.13          6.164           356         80.45            686
   4.0000 -    4.4999                                          288        94,241,694.01         8.23          6.636           355         82.09            669
   4.5000 -    4.9999                                          368       109,289,935.76         9.54          7.145           355         83.06            654
   5.0000 -    5.4999                                          490       137,295,387.66        11.99          7.683           355         83.34            647
   5.5000 -    5.9999                                          530       135,477,240.88        11.83          8.209           355         83.75            626
   6.0000 -    6.4999                                          399       101,209,875.62         8.84          8.673           355         84.00            613
   6.5000 -    6.9999                                          660       135,776,371.28        11.85          9.604           355         82.87            583
________________________________________________________________________________________________________________________________________________________________
Total                                                        4,905     1,145,340,707.54       100.00          7.794           354         83.08            646

                                                                                                                          Weighted
                                                                                                                           Average      Weighted
                                                                                               Pct by       Weighted        Stated       Average
                                                              # of       Current Principal    Curr Prin      Average      Remaining      Combined       Weighted
Minimum Interest Rate                                        Loans            Balance           Bal        Gross Coupon      Term        Orig LTV   Average FICO
________________________________________________________________________________________________________________________________________________________________
FIXED                                                        1,921       330,106,277.42        28.82          7.776           353         83.59            666
   5.0000 -    5.4999                                           26        11,148,514.35         0.97          5.330           356         79.96            697
   5.5000 -    5.9999                                           98        42,009,387.66         3.67          5.737           356         80.72            692
   6.0000 -    6.4999                                          174        63,915,550.11         5.58          6.256           355         80.81            683
   6.5000 -    6.9999                                          355       114,188,705.17         9.97          6.764           355         82.64            664
   7.0000 -    7.4999                                          331        98,885,173.98         8.63          7.268           355         82.68            653
   7.5000 -    7.9999                                          559       152,626,402.34        13.33          7.746           355         83.76            644
   8.0000 -    8.4999                                          387       100,074,809.46         8.74          8.237           355         83.90            625
   8.5000 -    8.9999                                          426       108,309,625.58         9.46          8.727           355         84.27            611
   9.0000 -    9.4999                                          240        50,100,728.42         4.37          9.252           355         84.55            589
   9.5000 -    9.9999                                          209        43,301,643.40         3.78          9.738           355         83.94            580
  10.0000 -   10.4999                                           79        14,347,756.84         1.25         10.217           355         82.70            578
  10.5000 -   10.9999                                           40         6,258,272.05         0.55         10.698           355         76.62            552
  11.0000 -   11.4999                                           20         3,856,917.64         0.34         11.323           355         66.22            539
  11.5000 -   11.9999                                           25         3,578,187.32         0.31         11.750           355         64.76            550
  12.0000 -   12.4999                                           11         2,073,595.24         0.18         12.168           355         66.72            529
  12.5000 -   12.9999                                            4           559,160.56         0.05         12.621           354         57.87            547
________________________________________________________________________________________________________________________________________________________________
Total                                                        4,905     1,145,340,707.54       100.00          7.794           354         83.08            646

                                                                                                                          Weighted
                                                                                                                           Average      Weighted
                                                                                               Pct by       Weighted        Stated       Average
                                                             # of        Current Principal    Curr Prin      Average      Remaining      Combined       Weighted
Maximum Interest Rate                                        Loans            Balance           Bal        Gross Coupon      Term        Orig LTV   Average FICO
________________________________________________________________________________________________________________________________________________________________
FIXED                                                        1,921       330,106,277.42        28.82          7.776           353         83.59            666
        11.0000 -   11.4999                                     26        11,148,514.35         0.97          5.330           356         79.96            697
        11.5000 -   11.9999                                     98        42,009,387.66         3.67          5.737           356         80.72            692
        12.0000 -   12.4999                                    174        63,915,550.11         5.58          6.256           355         80.81            683
        12.5000 -   12.9999                                    355       114,188,705.17         9.97          6.764           355         82.64            664
        13.0000 -   13.4999                                    331        98,885,173.98         8.63          7.268           355         82.68            653
        13.5000 -   13.9999                                    559       152,626,402.34        13.33          7.746           355         83.76            644
        14.0000 -   14.4999                                    387       100,074,809.46         8.74          8.237           355         83.90            625
        14.5000 -   14.9999                                    426       108,309,625.58         9.46          8.727           355         84.27            611
        15.0000 -   15.4999                                    240        50,100,728.42         4.37          9.252           355         84.55            589
        15.5000 -   15.9999                                    209        43,301,643.40         3.78          9.738           355         83.94            580
        16.0000 -   16.4999                                     79        14,347,756.84         1.25         10.217           355         82.70            578
        16.5000 -   16.9999                                     40         6,258,272.05         0.55         10.698           355         76.62            552
        17.0000 -   17.4999                                     20         3,856,917.64         0.34         11.323           355         66.22            539
        17.5000 -   17.9999                                     25         3,578,187.32         0.31         11.750           355         64.76            550
        18.0000 -   18.4999                                     11         2,073,595.24         0.18         12.168           355         66.72            529
        18.5000 -   18.9999                                      4           559,160.56         0.05         12.621           354         57.87            547
________________________________________________________________________________________________________________________________________________________________
Total                                                        4,905     1,145,340,707.54       100.00          7.794           354         83.08            646

                                                                                                                          Weighted
                                                                                                                           Average      Weighted
                                                                                               Pct by        Weighted       Stated       Average
                                                             # of        Current Principal    Curr Prin       Average     Remaining      Combined       Weighted
Initial Periodic Rate Cap                                    Loans            Balance           Bal        Gross Coupon      Term        Orig LTV   Average FICO
________________________________________________________________________________________________________________________________________________________________
FIXED                                                        1,921       330,106,277.42        28.82          7.776           353         83.59            666
3.000                                                        2,984       815,234,430.12        71.18          7.801           355         82.87            637
________________________________________________________________________________________________________________________________________________________________
Total                                                        4,905     1,145,340,707.54       100.00          7.794           354         83.08            646

                                                                                                                          Weighted
                                                                                                                           Average      Weighted
                                                                                               Pct by       Weighted        Stated       Average
                                                             # of        Current Principal    Curr Prin      Average      Remaining      Combined       Weighted
Subsequent Periodic Rate Cap                                 Loans            Balance           Bal        Gross Coupon      Term        Orig LTV   Average FICO
________________________________________________________________________________________________________________________________________________________________
FIXED                                                        1,921       330,106,277.42        28.82          7.776           353         83.59            666
1.000                                                            1           250,000.00         0.02          5.500           355         44.64            609
1.500                                                        2,983       814,984,430.12        71.16          7.802           355         82.89            637
________________________________________________________________________________________________________________________________________________________________
Total                                                        4,905     1,145,340,707.54       100.00          7.794           354         83.08            646

                                            Group 1 Statistical Mortgage Loan Statistics

                                                      As of the Cut-off Date

                                                                                                Minimum               Maximum
Scheduled Principal Balance                                  $533,732,852                       $49,895              $735,887
Average Scheduled Principal Balance                              $215,737
Number of Mortgage Loans                                            2,474

Weighted Average Gross Coupon                                      7.758%                        5.250%               12.990%
Weighted Average FICO Score                                           632                           500                   817
Weighted Average Combined Original LTV                             81.45%                        10.18%               100.00%

Weighted Average Original Term                                 359 months                   180  months            360 months
Weighted Average Stated Remaining Term                         355 months                   174  months            357 months
Weighted Average Seasoning                                     4   months                    3   months            10  months

Weighted Average Gross Margin                                      5.491%                        1.000%                6.990%
Weighted Average Minimum Interest Rate                             8.018%                        5.250%               12.990%
Weighted Average Maximum Interest Rate                            14.018%                       11.250%               18.990%
Weighted Average Initial Rate Cap                                  3.000%                        3.000%                3.000%
Weighted Average Subsequent Rate Cap                               1.500%                        1.000%                1.500%
Weighted Average Months to Roll                                23  months                    14  months            57  months

Maturity Date                                                                                Dec 1 2021           Mar 01 2037
Maximum Zip Code Concentration                                      0.40%     20774

ARM                                                                71.89%     First Lien                              100.00%
Fixed Rate                                                         28.11%
                                                                              Full Documentation                       76.66%
15YR FIXED                                                          0.23%     Easy Documentation                        1.24%
2/6 LIBOR                                                          19.52%     Stated Income                            22.10%
2/6 LIBOR 40/30 BAL                                                 7.03%
2/6 LIBOR 50/30 BAL                                                23.71%     Cash Out Refinance                       90.33%
2/6 LIBOR IO                                                        1.24%     Purchase                                  8.16%
20YR FIXED                                                          0.21%     Rate/Term Refinance                       1.51%
3/6 LIBOR                                                           5.32%
3/6 LIBOR 40/30 BAL                                                 1.82%     Condominium                               5.77%
3/6 LIBOR 50/30 BAL                                                11.10%     Single Family                            87.65%
3/6 LIBOR IO                                                        0.81%     Two-Four Family                           6.57%
30YR FIXED                                                         16.24%
40/30 FIXED BAL                                                     2.57%     Primary                                 100.00%
5/6 LIBOR                                                           0.22%
5/6 LIBOR 40/30 BAL                                                 0.06%     Top 5 States:
5/6 LIBOR 50/30 BAL                                                 0.90%     Florida                                  15.97%
5/6 LIBOR IO                                                        0.16%     California                               14.88%
50/30 FIXED BAL                                                     8.87%     Maryland                                  9.69%
                                                                              New York                                  8.79%
Interest Only                                                       2.22%     Illinois                                  6.77%
Not Interest Only                                                  97.78%

Prepay Penalty:  N/A                                               28.50%
Prepay Penalty: 12 months                                          14.71%
Prepay Penalty: 24 months                                          33.29%
Prepay Penalty: 30 months                                           0.17%
Prepay Penalty: 36 months                                          23.32%

                                                                                                                          Weighted
                                                                                                                           Average      Weighted
                                                                                               Pct by       Weighted        Stated       Average
                                                             # of        Current Principal    Curr Prin      Average      Remaining      Combined       Weighted
Current Principal Balance                                    Loans            Balance           Bal        Gross Coupon      Term        Orig LTV   Average FICO
________________________________________________________________________________________________________________________________________________________________
        0.01 -    50,000.00                                      3           149,758.02         0.03         10.197           356         50.70            583
   50,000.01 -   100,000.00                                    228        18,964,986.09         3.55          8.939           353         76.74            604
  100,000.01 -   150,000.00                                    477        60,510,953.26        11.34          8.352           354         78.42            617
  150,000.01 -   200,000.00                                    563        98,588,891.90        18.47          7.992           354         80.14            624
  200,000.01 -   250,000.00                                    405        90,770,637.66        17.01          7.711           355         81.47            627
  250,000.01 -   300,000.00                                    291        79,778,141.90        14.95          7.688           356         82.18            639
  300,000.01 -   350,000.00                                    239        77,636,857.38        14.55          7.454           355         82.92            638
  350,000.01 -   400,000.00                                    183        68,629,737.74        12.86          7.309           356         84.06            650
  400,000.01 -   450,000.00                                     50        20,640,282.71         3.87          7.274           356         82.00            639
  450,000.01 -   500,000.00                                     17         8,040,711.39         1.51          7.293           355         81.90            662
  500,000.01 -   550,000.00                                     10         5,186,989.37         0.97          7.124           355         86.02            658
  550,000.01 -   600,000.00                                      6         3,475,489.38         0.65          7.334           354         85.61            613
  600,000.01 -   650,000.00                                      1           623,527.64         0.12          7.550           354         80.00            655
  700,000.01 -   750,000.00                                      1           735,887.43         0.14          9.300           357         80.00            570
________________________________________________________________________________________________________________________________________________________________
Total                                                        2,474       533,732,851.87       100.00          7.758           355         81.45            632

                                                                                                                         Weighted
                                                                                                                          Average       Weighted
                                                                                               Pct by      Weighted        Stated        Average
                                                             # of        Current Principal    Curr Prin     Average       Remaining      Combined       Weighted
Current Gross Rate                                           Loans            Balance           Bal       Gross Coupon      Term         Orig LTV   Average FICO
________________________________________________________________________________________________________________________________________________________________
   5.0000 -    5.4999                                           11         3,424,254.90         0.64          5.328           356         76.28            698
   5.5000 -    5.9999                                          102        29,010,719.68         5.44          5.893           355         76.96            680
   6.0000 -    6.4999                                          214        53,384,266.09        10.00          6.272           354         77.45            677
   6.5000 -    6.9999                                          369        92,061,220.63        17.25          6.760           355         81.45            662
   7.0000 -    7.4999                                          274        63,364,715.24        11.87          7.261           355         82.13            647
   7.5000 -    7.9999                                          419        90,343,637.03        16.93          7.755           355         83.63            632
   8.0000 -    8.4999                                          270        55,497,501.17        10.40          8.249           355         83.29            616
   8.5000 -    8.9999                                          307        61,312,892.91        11.49          8.744           354         83.68            602
   9.0000 -    9.4999                                          191        34,521,485.52         6.47          9.260           356         83.68            585
   9.5000 -    9.9999                                          176        28,611,586.93         5.36          9.741           355         81.73            574
  10.0000 -   10.4999                                           61         9,748,180.57         1.83         10.228           356         79.21            563
  10.5000 -   10.9999                                           30         4,160,668.46         0.78         10.705           356         73.02            544
  11.0000 -   11.4999                                           17         3,240,457.66         0.61         11.305           356         66.32            550
  11.5000 -   11.9999                                           21         3,220,331.56         0.60         11.763           355         63.89            551
  12.0000 -   12.4999                                            9         1,321,762.58         0.25         12.213           356         58.58            537
  12.5000 -   12.9999                                            3           509,170.94         0.10         12.633           354         57.17            549
________________________________________________________________________________________________________________________________________________________________
Total                                                        2,474       533,732,851.87       100.00          7.758           355         81.45            632

                                                                                                                          Weighted
                                                                                                                           Average      Weighted
                                                                                               Pct by       Weighted        Stated       Average
                                                             # of        Current Principal    Curr Prin      Average      Remaining      Combined       Weighted
FICO                                                         Loans            Balance           Bal        Gross Coupon      Term        Orig LTV   Average FICO
________________________________________________________________________________________________________________________________________________________________
 500 -  524                                                     93        15,489,608.35         2.90          9.780           354         69.30            513
 525 -  549                                                    144        24,997,277.93         4.68          9.386           355         73.16            536
 550 -  574                                                    226        46,259,251.70         8.67          8.951           355         78.67            561
 575 -  599                                                    262        53,129,735.84         9.95          8.523           356         82.19            588
 600 -  624                                                    459        93,996,051.16        17.61          7.890           355         83.35            612
 625 -  649                                                    497       111,035,131.16        20.80          7.413           355         82.18            637
 650 -  674                                                    354        81,538,833.90        15.28          7.224           355         83.68            660
 675 -  699                                                    177        42,719,652.04         8.00          6.977           355         81.77            686
 700 +                                                         262        64,567,309.79        12.10          6.751           355         81.88            732
________________________________________________________________________________________________________________________________________________________________
Total                                                        2,474       533,732,851.87       100.00          7.758           355         81.45            632

                                                                                                                          Weighted
                                                                                                                           Average      Weighted
                                                                                               Pct by       Weighted        Stated       Average
                                                             # of        Current Principal    Curr Prin      Average      Remaining      Combined       Weighted
Combined Original LTV                                        Loans            Balance           Bal        Gross Coupon      Term        Orig LTV   Average FICO
________________________________________________________________________________________________________________________________________________________________
    0.01 -   49.99                                              85        13,098,529.77         2.45          8.175           354         40.63            613
  50.00 -   54.99                                               37         6,920,169.72         1.30          7.720           351         52.52            617
  55.00 -   59.99                                               67        13,032,318.81         2.44          7.809           353         57.57            613
  60.00 -   64.99                                               88        17,191,450.80         3.22          7.776           355         62.49            617
  65.00 -   69.99                                              107        19,535,087.85         3.66          7.989           355         67.03            613
  70.00 -   74.99                                              136        29,513,855.70         5.53          7.920           355         71.98            618
  75.00 -   79.99                                              197        43,633,944.50         8.18          7.617           354         77.12            622
  80.00                                                        547       114,306,714.34        21.42          7.577           355         80.00            643
  80.01 -   84.99                                              149        36,764,245.31         6.89          7.239           355         83.32            633
  85.00 -   89.99                                              366        86,458,493.89        16.20          7.616           355         86.15            628
  90.00 -   94.99                                              379        86,523,215.95        16.21          7.922           355         90.43            633
  95.00 -   99.99                                              184        42,467,058.95         7.96          7.999           355         95.18            640
 100.00                                                        132        24,287,766.28         4.55          8.509           354        100.00            655
________________________________________________________________________________________________________________________________________________________________
Total                                                        2,474       533,732,851.87       100.00          7.758           355         81.45            632

                                                                                                                          Weighted
                                                                                                                           Average      Weighted
                                                                                               Pct by       Weighted        Stated       Average
                                                             # of        Current Principal    Curr Prin      Average      Remaining      Combined       Weighted
Original Term (months)                                       Loans            Balance           Bal        Gross Coupon      Term      Orig LTV   Average FICO
________________________________________________________________________________________________________________________________________________________________
180                                                              8         1,201,784.07         0.23          7.090           176         69.94            653
240                                                              8         1,120,004.18         0.21          7.519           236         81.59            623
360                                                          2,458       531,411,063.62        99.56          7.760           356         81.47            632
________________________________________________________________________________________________________________________________________________________________
Total                                                        2,474       533,732,851.87       100.00          7.758           355         81.45            632

                                                                                                                         Weighted
                                                                                                                          Average      Weighted
                                                                                               Pct by       Weighted        Stated       Average
                                                             # of        Current Principal    Curr Prin      Average     Remaining      Combined       Weighted
Stated Remaining Term (months)                               Loans            Balance           Bal        Gross Coupon      Term       Orig LTV   Average FICO
________________________________________________________________________________________________________________________________________________________________
121-180                                                          8         1,201,784.07         0.23          7.090           176         69.94            653
181-240                                                          8         1,120,004.18         0.21          7.519           236         81.59            623
301-360                                                      2,458       531,411,063.62        99.56          7.760           356         81.47            632
________________________________________________________________________________________________________________________________________________________________
Total                                                        2,474       533,732,851.87       100.00          7.758           355         81.45            632

                                                                                                                         Weighted
                                                                                                                          Average      Weighted
                                                                                               Pct by       Weighted       Stated       Average
                                                             # of        Current Principal    Curr Prin      Average     Remaining      Combined       Weighted
Debt Ratio                                                   Loans            Balance           Bal        Gross Coupon     Term        Orig LTV   Average FICO
________________________________________________________________________________________________________________________________________________________________
 0.01 - 20.00                                                   79        16,019,486.06         3.00          7.656           355         79.25            628
20.01 - 25.00                                                   73        13,587,973.57         2.55          7.776           353         80.60            640
25.01 - 30.00                                                  145        26,792,286.86         5.02          7.581           354         81.35            644
30.01 - 35.00                                                  219        44,538,565.60         8.34          7.586           355         80.44            641
35.01 - 40.00                                                  367        77,096,608.25        14.44          7.598           355         81.17            641
40.01 - 45.00                                                  420        89,983,898.10        16.86          7.665           355         82.19            640
45.01 - 50.00                                                  503       113,293,241.85        21.23          7.835           355         84.75            639
50.01 - 55.00                                                  668       152,420,791.58        28.56          7.927           355         79.31            612
________________________________________________________________________________________________________________________________________________________________
Total                                                        2,474       533,732,851.87       100.00          7.758           355         81.45            632

                                                                                                                          Weighted
                                                                                                                           Average      Weighted
                                                                                               Pct by       Weighted        Stated       Average
                                                             # of        Current Principal    Curr Prin      Average     Remaining      Combined       Weighted
FRM/ARM                                                      Loans            Balance           Bal        Gross Coupon      Term        Orig LTV   Average FICO
________________________________________________________________________________________________________________________________________________________________
ARM                                                          1,787       383,686,254.67        71.89          8.018           355         82.00            622
Fixed Rate                                                     687       150,046,597.20        28.11          7.093           353         80.03            657
________________________________________________________________________________________________________________________________________________________________
Total                                                        2,474       533,732,851.87       100.00          7.758           355         81.45            632

                                                                                                                          Weighted
                                                                                                                           Average      Weighted
                                                                                               Pct by       Weighted       Stated       Average
                                                             # of        Current Principal    Curr Prin      Average      Remaining      Combined       Weighted
Product                                                      Loans            Balance           Bal        Gross Coupon      Term        Orig LTV   Average FICO
________________________________________________________________________________________________________________________________________________________________
15YR FIXED                                                       8         1,201,784.07         0.23          7.090           176         69.94            653
2/6 LIBOR                                                      586       104,188,044.30        19.52          8.626           355         79.69            602
2/6 LIBOR 40/30 BAL                                            171        37,507,130.30         7.03          8.241           355         80.17            605
2/6 LIBOR 50/30 BAL                                            532       126,535,948.70        23.71          7.868           355         84.27            629
2/6 LIBOR IO                                                    26         6,640,819.40         1.24          7.249           355         82.73            640
20YR FIXED                                                       8         1,120,004.18         0.21          7.519           236         81.59            623
3/6 LIBOR                                                      152        28,384,337.78         5.32          8.125           356         80.07            621
3/6 LIBOR 40/30 BAL                                             45         9,719,712.10         1.82          7.756           355         82.93            625
3/6 LIBOR 50/30 BAL                                            232        59,239,574.98        11.10          7.458           355         83.21            640
3/6 LIBOR IO                                                    17         4,333,449.49         0.81          6.800           355         83.19            667
30YR FIXED                                                     419        86,662,929.91        16.24          7.103           356         79.22            653
40/30 FIXED BAL                                                 61        13,727,698.08         2.57          6.919           356         79.31            657
5/6 LIBOR                                                        6         1,157,659.55         0.22          6.948           356         72.16            683
5/6 LIBOR 40/30 BAL                                              2           312,221.69         0.06          6.899           356         73.55            696
5/6 LIBOR 50/30 BAL                                             15         4,808,006.38         0.90          6.574           356         82.48            693
5/6 LIBOR IO                                                     3           859,350.00         0.16          6.664           356         79.59            696
50/30 FIXED BAL                                                191        47,334,180.96         8.87          7.116           356         81.93            665
________________________________________________________________________________________________________________________________________________________________
Total                                                        2,474       533,732,851.87       100.00          7.758           355         81.45            632

                                                                                                                         Weighted
                                                                                                                          Average       Weighted
                                                                                               Pct by      Weighted        Stated        Average
                                                             # of        Current Principal    Curr Prin     Average       Remaining      Combined       Weighted
Interest Only                                                Loans            Balance           Bal       Gross Coupon       Term        Orig LTV   Average FICO
________________________________________________________________________________________________________________________________________________________________
Interest Only                                                   46        11,833,618.89         2.22          7.042           355         82.67            654
Not Interest Only                                            2,428       521,899,232.98        97.78          7.774           355         81.42            631
________________________________________________________________________________________________________________________________________________________________
Total                                                        2,474       533,732,851.87       100.00          7.758           355         81.45            632

                                                                                                                         Weighted
                                                                                                                          Average       Weighted
                                                                                               Pct by      Weighted        Stated        Average
                                                             # of        Current Principal    Curr Prin     Average       Remaining      Combined       Weighted
Prepayment Penalty Original Term (months)                    Loans            Balance           Bal       Gross Coupon       Term        Orig LTV   Average FICO
________________________________________________________________________________________________________________________________________________________________
Prepay Penalty:  N/A                                           729       152,124,967.53        28.50          7.954           355         82.55            632
Prepay Penalty: 12 months                                      296        78,537,749.44        14.71          7.670           356         80.62            633
Prepay Penalty: 24 months                                      869       177,687,094.22        33.29          8.046           355         81.35            615
Prepay Penalty: 30 months                                        5           905,363.95         0.17          8.095           356         89.10            626
Prepay Penalty: 36 months                                      575       124,477,676.73        23.32          7.161           354         80.70            656
________________________________________________________________________________________________________________________________________________________________
Total                                                        2,474       533,732,851.87       100.00          7.758           355         81.45            632

                                                                                                                          Weighted
                                                                                                                           Average      Weighted
                                                                                               Pct by       Weighted        Stated       Average
                                                             # of        Current Principal    Curr Prin      Average     Remaining       Combined       Weighted
Lien                                                         Loans            Balance           Bal        Gross Coupon      Term        Orig LTV   Average FICO
________________________________________________________________________________________________________________________________________________________________
First Lien                                                   2,474       533,732,851.87       100.00          7.758           355         81.45            632
________________________________________________________________________________________________________________________________________________________________
Total                                                        2,474       533,732,851.87       100.00          7.758           355         81.45            632

                                                                                                                          Weighted
                                                                                                                           Average      Weighted
                                                                                               Pct by      Weighted         Stated       Average
                                                             # of       Current Principal    Curr Prin      Average      Remaining      Combined       Weighted
Documentation Type                                           Loans            Balance           Bal       Gross Coupon        Term       Orig LTV   Average FICO
________________________________________________________________________________________________________________________________________________________________
Full Documentation                                           1,929       409,137,742.13        76.66          7.593           355         82.54            631
Easy Documentation                                              31         6,627,741.16         1.24          8.350           356         84.12            606
Stated Income Verification                                     514       117,967,368.58        22.10          8.297           355         77.50            637
________________________________________________________________________________________________________________________________________________________________
Total                                                        2,474       533,732,851.87       100.00          7.758           355         81.45            632

                                                                                                                         Weighted
                                                                                                                          Average      Weighted
                                                                                              Pct by       Weighted        Stated       Average
                                                            # of        Current Principal    Curr Prin      Average     Remaining      Combined       Weighted
Loan Purpose                                                 Loans            Balance          Bal        Gross Coupon       Term      Orig LTV   Average FICO
________________________________________________________________________________________________________________________________________________________________
Cash Out Refinance                                           2,156       482,114,392.61        90.33          7.727           355         80.91            631
Purchase                                                       278        43,536,554.97         8.16          8.089           355         86.06            638
Rate/Term Refinance                                             40         8,081,904.29         1.51          7.795           352         88.60            632
________________________________________________________________________________________________________________________________________________________________
Total                                                        2,474       533,732,851.87       100.00          7.758           355         81.45            632

                                                                                                                         Weighted
                                                                                                                          Average      Weighted
                                                                                               Pct by       Weighted        Stated       Average
                                                             # of        Current Principal    Curr Prin      Average     Remaining      Combined       Weighted
Property Type                                                Loans             Balance          Bal        Gross Coupon      Term       Orig LTV   Average FICO
________________________________________________________________________________________________________________________________________________________________
3 Family                                                        14         5,267,460.29         0.99          7.786           355         83.66            648
4 Family                                                         6         2,884,777.25         0.54          7.949           356         83.12            622
Condominium                                                    155        30,807,665.04         5.77          7.947           355         81.57            636
Single Family                                                2,205       467,840,335.48        87.65          7.769           355         81.42            630
________________________________________________________________________________________________________________________________________________________________
Total                                                        2,474       533,732,851.87       100.00          7.758           355         81.45            632

                                                                                                                         Weighted
                                                                                                                          Average       Weighted
                                                                                               Pct by        Weighted        Stated       Average
                                                              # of        Current Principal    Curr Prin      Average     Remaining      Combined       Weighted
Occupancy Status                                             Loans            Balance           Bal         Gross Coupon      Term       Orig LTV   Average FICO
________________________________________________________________________________________________________________________________________________________________
Primary                                                      2,474       533,732,851.87       100.00          7.758           355         81.45            632
________________________________________________________________________________________________________________________________________________________________
Total                                                        2,474       533,732,851.87       100.00          7.758           355         81.45            632

                                                                                                                         Weighted
                                                                                                                          Average       Weighted
                                                                                               Pct by       Weighted        Stated       Average
                                                             # of        Current Principal    Curr Prin      Average     Remaining      Combined       Weighted
State                                                        Loans            Balance           Bal        Gross Coupon      Term       Orig LTV   Average FICO
________________________________________________________________________________________________________________________________________________________________
Alabama                                                          3           472,078.89         0.09          9.289           356         96.33            625
Alaska                                                           2           384,790.13         0.07          7.973           355         80.00            584
Arizona                                                         77        14,792,594.38         2.77          8.003           355         81.92            628
Arkansas                                                         4           427,106.39         0.08          9.310           355         92.00            593
California                                                     276        79,433,605.43        14.88          7.231           355         78.29            643
Colorado                                                        46         8,535,191.88         1.60          7.516           356         82.86            646
Connecticut                                                     53        11,372,889.59         2.13          7.701           355         83.70            630
Delaware                                                        23         3,951,273.77         0.74          8.152           355         82.97            618
District of Columbia                                            25         5,881,430.71         1.10          7.371           355         72.18            620
Florida                                                        435        85,243,583.43        15.97          7.999           355         79.87            621
Georgia                                                         90        13,375,674.77         2.51          8.332           354         88.08            625
Hawaii                                                          27        11,267,415.47         2.11          7.099           351         78.27            651
Idaho                                                           11         1,465,408.69         0.27          8.099           356         80.30            601
Illinois                                                       180        36,122,844.87         6.77          8.064           354         85.51            638
Indiana                                                         11         1,151,735.86         0.22          8.224           356         83.33            625
Iowa                                                             3           288,303.42         0.05          8.780           355         86.81            594
Kansas                                                           7           833,050.70         0.16          8.488           355         82.74            627
Kentucky                                                         4           437,303.09         0.08          9.028           356         89.12            609
Maine                                                            4           600,679.45         0.11          7.980           356         86.41            660
Maryland                                                       227        51,694,331.95         9.69          7.732           355         82.12            625
Massachusetts                                                   80        21,450,525.78         4.02          7.542           355         83.58            646
Michigan                                                         8         1,036,031.03         0.19          8.815           356         89.19            593
Minnesota                                                       48         9,247,174.53         1.73          7.745           356         84.39            651
Missouri                                                        16         1,973,909.12         0.37          8.445           355         88.70            627
Nebraska                                                         3           277,245.08         0.05          8.351           355         80.92            646
Nevada                                                          32         7,707,153.62         1.44          7.428           355         82.95            653
New Hampshire                                                   10         2,109,253.50         0.40          7.772           356         83.23            632
New Jersey                                                      95        24,527,326.00         4.60          8.179           356         81.11            629
New Mexico                                                      10         1,619,259.09         0.30          7.907           356         87.03            640
New York                                                       158        46,911,938.50         8.79          7.350           356         78.29            640
North Carolina                                                  36         5,108,637.33         0.96          8.363           355         85.94            624
Ohio                                                            32         4,076,226.20         0.76          8.248           355         87.46            639
Oklahoma                                                         6           681,721.99         0.13          8.591           323         83.38            598
Oregon                                                          20         4,309,075.37         0.81          8.040           356         83.33            614
Pennsylvania                                                    82        13,207,827.41         2.47          8.253           355         84.33            608
Rhode Island                                                     4         1,028,857.68         0.19          7.611           355         82.69            623
South Carolina                                                  20         3,192,147.63         0.60          8.167           346         83.22            624
Tennessee                                                       15         2,276,329.19         0.43          8.346           346         86.15            617
Texas                                                           62         9,363,159.66         1.75          7.609           349         81.02            644
Utah                                                            15         3,151,409.63         0.59          7.343           356         81.84            655
Vermont                                                          3           481,366.34         0.09          8.848           355         86.39            608
Virginia                                                       105        21,986,106.91         4.12          8.037           355         81.09            617
Washington                                                      55        13,129,058.25         2.46          7.513           355         83.39            632
West Virginia                                                    9         1,321,543.28         0.25          8.663           356         86.73            620
Wisconsin                                                       42         5,828,275.88         1.09          8.177           355         87.16            624
________________________________________________________________________________________________________________________________________________________________
Total                                                        2,474       533,732,851.87       100.00          7.758           355         81.45            632

                                                                                                                         Weighted
                                                                                                                          Average       Weighted
                                                                                               Pct by       Weighted        Stated       Average
                                                             # of        Current Principal    Curr Prin      Average     Remaining       Combined       Weighted
Gross Margin                                                 Loans            Balance           Bal        Gross Coupon      Term        Orig LTV   Average FICO
________________________________________________________________________________________________________________________________________________________________
FIXED                                                          687       150,046,597.20        28.11          7.093           353         80.03            657
   1.0000 -    1.4999                                            1           293,620.53         0.06          9.870           356         95.00            597
   2.5000 -    2.9999                                            8         2,316,012.41         0.43          5.270           356         74.18            690
   3.0000 -    3.4999                                           32         9,726,459.58         1.82          5.696           355         78.17            686
   3.5000 -    3.9999                                           74        20,423,480.27         3.83          6.180           356         79.33            679
   4.0000 -    4.4999                                          152        38,049,147.10         7.13          6.649           355         82.34            664
   4.5000 -    4.9999                                          208        50,781,916.57         9.51          7.153           355         83.12            647
   5.0000 -    5.4999                                          271        60,277,102.12        11.29          7.737           355         82.23            630
   5.5000 -    5.9999                                          344        72,388,119.56        13.56          8.259           355         83.34            616
   6.0000 -    6.4999                                          248        49,019,026.51         9.18          8.702           355         82.85            601
   6.5000 -    6.9999                                          449        80,411,370.02        15.07          9.609           355         80.57            575
________________________________________________________________________________________________________________________________________________________________
Total                                                        2,474       533,732,851.87       100.00          7.758           355         81.45            632

                                                                                                                         Weighted
                                                                                                                          Average       Weighted
                                                                                               Pct by       Weighted        Stated       Average
                                                              # of        Current Principal    Curr Prin     Average     Remaining      Combined       Weighted
Minimum Interest Rate                                        Loans            Balance           Bal        Gross Coupon     Term        Orig LTV   Average FICO
________________________________________________________________________________________________________________________________________________________________
FIXED                                                          687       150,046,597.20        28.11          7.093           353         80.03            657
   5.0000 -    5.4999                                           11         3,424,254.90         0.64          5.328           356         76.28            698
   5.5000 -    5.9999                                           41        12,096,861.49         2.27          5.757           355         78.57            682
   6.0000 -    6.4999                                           87        22,715,412.27         4.26          6.264           355         80.02            679
   6.5000 -    6.9999                                          195        49,877,758.65         9.35          6.782           356         82.81            659
   7.0000 -    7.4999                                          183        44,133,179.63         8.27          7.266           355         82.72            643
   7.5000 -    7.9999                                          326        72,589,506.12        13.60          7.760           355         83.27            630
   8.0000 -    8.4999                                          229        48,132,756.30         9.02          8.249           355         83.05            613
   8.5000 -    8.9999                                          272        55,435,777.85        10.39          8.745           355         83.45            600
   9.0000 -    9.4999                                          166        30,334,606.98         5.68          9.258           355         83.42            583
   9.5000 -    9.9999                                          150        24,380,280.20         4.57          9.740           355         81.00            571
  10.0000 -   10.4999                                           55         9,207,290.02         1.73         10.225           356         78.96            562
  10.5000 -   10.9999                                           25         3,425,123.25         0.64         10.714           355         74.86            542
  11.0000 -   11.4999                                           14         2,882,181.93         0.54         11.308           356         63.62            544
  11.5000 -   11.9999                                           21         3,220,331.56         0.60         11.763           355         63.89            551
  12.0000 -   12.4999                                            9         1,321,762.58         0.25         12.213           356         58.58            537
  12.5000 -   12.9999                                            3           509,170.94         0.10         12.633           354         57.17            549
________________________________________________________________________________________________________________________________________________________________
Total                                                        2,474       533,732,851.87       100.00          7.758           355         81.45            632

                                                                                                                         Weighted
                                                                                                                          Average       Weighted
                                                                                              Pct by        Weighted        Stated       Average
                                                              # of        Current Principal  Curr Prin       Average     Remaining       Combined       Weighted
Maximum Interest Rate                                        Loans            Balance          Bal        Gross Coupon      Term         Orig LTV   Average FICO
________________________________________________________________________________________________________________________________________________________________
FIXED                                                          687       150,046,597.20        28.11          7.093           353         80.03            657
        11.0000 -   11.4999                                     11         3,424,254.90         0.64          5.328           356         76.28            698
        11.5000 -   11.9999                                     41        12,096,861.49         2.27          5.757           355         78.57            682
        12.0000 -   12.4999                                     87        22,715,412.27         4.26          6.264           355         80.02            679
        12.5000 -   12.9999                                    195        49,877,758.65         9.35          6.782           356         82.81            659
        13.0000 -   13.4999                                    183        44,133,179.63         8.27          7.266           355         82.72            643
        13.5000 -   13.9999                                    326        72,589,506.12        13.60          7.760           355         83.27            630
        14.0000 -   14.4999                                    229        48,132,756.30         9.02          8.249           355         83.05            613
        14.5000 -   14.9999                                    272        55,435,777.85        10.39          8.745           355         83.45            600
        15.0000 -   15.4999                                    166        30,334,606.98         5.68          9.258           355         83.42            583
        15.5000 -   15.9999                                    150        24,380,280.20         4.57          9.740           355         81.00            571
        16.0000 -   16.4999                                     55         9,207,290.02         1.73         10.225           356         78.96            562
        16.5000 -   16.9999                                     25         3,425,123.25         0.64         10.714           355         74.86            542
        17.0000 -   17.4999                                     14         2,882,181.93         0.54         11.308           356         63.62            544
        17.5000 -   17.9999                                     21         3,220,331.56         0.60         11.763           355         63.89            551
        18.0000 -   18.4999                                      9         1,321,762.58         0.25         12.213           356         58.58            537
        18.5000 -   18.9999                                      3           509,170.94         0.10         12.633           354         57.17            549
________________________________________________________________________________________________________________________________________________________________
Total                                                        2,474       533,732,851.87       100.00          7.758           355         81.45            632

                                                                                                                         Weighted
                                                                                                                          Average       Weighted
                                                                                               Pct by       Weighted        Stated       Average
                                                             # of        Current Principal    Curr Prin      Average     Remaining       Combined       Weighted
Initial Periodic Rate Cap                                    Loans            Balance           Bal        Gross Coupon      Term        Orig LTV   Average FICO
________________________________________________________________________________________________________________________________________________________________
FIXED                                                          687       150,046,597.20        28.11          7.093           353         80.03            657
3.000                                                        1,787       383,686,254.67        71.89          8.018           355         82.00            622
________________________________________________________________________________________________________________________________________________________________
Total                                                        2,474       533,732,851.87       100.00          7.758           355         81.45            632

                                                                                                                         Weighted
                                                                                                                          Average      Weighted
                                                                                               Pct by       Weighted        Stated       Average
                                                             # of        Current Principal    Curr Prin      Average     Remaining      Combined       Weighted
Subsequent Periodic Rate Cap                                 Loans            Balance           Bal        Gross Coupon      Term       Orig LTV   Average FICO
________________________________________________________________________________________________________________________________________________________________
FIXED                                                          687       150,046,597.20        28.11          7.093           353         80.03            657
1.000                                                            1           250,000.00         0.05          5.500           355         44.64            609
1.500                                                        1,786       383,436,254.67        71.84          8.020           355         82.03            622
________________________________________________________________________________________________________________________________________________________________
Total                                                        2,474       533,732,851.87       100.00          7.758           355         81.45            632

                                                            Group 2 Statistical Mortgage Loan Statistics

                                                                      As of the Cut-off Date

                                                                                                Minimum               Maximum
Scheduled Principal Balance                                  $611,607,856                       $15,117            $1,480,618
Average Scheduled Principal Balance                              $251,587
Number of Mortgage Loans                                            2,431

Weighted Average Gross Coupon                                      7.826%                        5.250%               13.850%
Weighted Average FICO Score                                           657                           503                   812
Weighted Average Combined Original LTV                             84.51%                        25.83%               100.00%

Weighted Average Original Term                                 359 months                   120  months            360 months
Weighted Average Stated Remaining Term                         354 months                   114  months            357 months
Weighted Average Seasoning                                     5   months                    3   months            11  months

Weighted Average Gross Margin                                      5.166%                        2.863%                6.990%
Weighted Average Minimum Interest Rate                             7.609%                        5.250%               12.500%
Weighted Average Maximum Interest Rate                            13.609%                       11.250%               18.500%
Weighted Average Initial Rate Cap                                  3.000%                        3.000%                3.000%
Weighted Average Subsequent Rate Cap                               1.500%                        1.500%                1.500%
Weighted Average Months to Roll                                23  months                    13  months            57  months

Maturity Date                                                                                Dec 1 2016           Mar 01 2037
Maximum Zip Code Concentration                                      0.53%     91384

ARM                                                                70.56%     First Lien                               90.00%
Fixed Rate                                                         29.44%     Second Lien                              10.00%

10YR FIXED                                                          0.16%     Full Documentation                       67.57%
15YR FIXED                                                          0.29%     Easy Documentation                        1.98%
2/6 LIBOR                                                          11.18%     Stated Income                            30.44%
2/6 LIBOR 40/30 BAL                                                 4.59%
2/6 LIBOR 50/30 BAL                                                30.02%     Cash Out Refinance                       53.35%
2/6 LIBOR IO                                                        3.21%     Purchase                                 46.00%
20YR FIXED                                                          0.04%     Rate/Term Refinance                       0.65%
3/6 LIBOR                                                           3.47%
3/6 LIBOR 40/30 BAL                                                 1.67%     Condominium                               5.60%
3/6 LIBOR 50/30 BAL                                                12.22%     Single Family                            86.92%
3/6 LIBOR IO                                                        2.12%     Two-Four Family                           7.48%
30YR FIXED                                                         19.73%
40/30 FIXED BAL                                                     0.74%     Investor                                 10.96%
5/6 LIBOR                                                           0.31%     Primary                                  87.43%
5/6 LIBOR 40/30 BAL                                                 0.20%     Second Home                               1.60%
5/6 LIBOR 50/30 BAL                                                 0.62%
5/6 LIBOR IO                                                        0.94%     Top 5 States:
50/30 FIXED BAL                                                     8.47%     California                               40.96%
                                                                              New York                                 12.27%
Interest Only                                                       6.27%     Florida                                  11.08%
Not Interest Only                                                  93.73%     Maryland                                  6.16%
                                                                              New Jersey                                4.50%
Prepay Penalty:  N/A                                               20.14%
Prepay Penalty: 12 months                                          17.93%
Prepay Penalty: 24 months                                          38.78%
Prepay Penalty: 30 months                                           0.07%
Prepay Penalty: 36 months                                          23.08%

                                                                                                                         Weighted
                                                                                                                          Average       Weighted
                                                                                               Pct by       Weighted        Stated       Average
                                                              # of        Current Principal    Curr Prin     Average     Remaining      Combined       Weighted
Current Principal Balance                                    Loans            Balance           Bal        Gross Coupon      Term       Orig LTV   Average FICO
________________________________________________________________________________________________________________________________________________________________
        0.01 -    50,000.00                                    376        13,554,448.96         2.22         11.185           336         98.81            655
   50,000.01 -   100,000.00                                    506        36,557,750.33         5.98         10.776           351         96.49            658
  100,000.01 -   150,000.00                                    231        28,708,787.45         4.69          9.454           355         87.61            653
  150,000.01 -   200,000.00                                    191        33,450,945.94         5.47          8.400           354         84.62            651
  200,000.01 -   250,000.00                                    146        32,836,666.64         5.37          7.965           355         82.77            649
  250,000.01 -   300,000.00                                    139        38,196,566.65         6.25          7.796           355         82.70            655
  300,000.01 -   350,000.00                                    116        37,451,116.69         6.12          7.562           355         81.50            655
  350,000.01 -   400,000.00                                     76        28,215,288.59         4.61          7.460           355         83.00            676
  400,000.01 -   450,000.00                                    146        62,992,035.96        10.30          7.393           355         83.31            657
  450,000.01 -   500,000.00                                    129        61,537,996.08        10.06          7.268           355         82.52            657
  500,000.01 -   550,000.00                                    109        56,756,438.81         9.28          7.433           355         84.42            651
  550,000.01 -   600,000.00                                     70        40,105,019.11         6.56          6.977           355         83.36            664
  600,000.01 -   650,000.00                                     65        40,631,724.19         6.64          7.360           355         84.80            657
  650,000.01 -   700,000.00                                     38        25,746,754.47         4.21          7.306           355         83.73            642
  700,000.01 -   750,000.00                                     34        24,651,654.59         4.03          7.100           355         84.76            671
  750,000.01 -   800,000.00                                     36        28,334,350.27         4.63          7.516           350         82.26            661
  800,000.01 -   850,000.00                                      7         5,851,214.25         0.96          7.018           355         84.92            654
  850,000.01 -   900,000.00                                      4         3,481,003.23         0.57          6.366           356         81.59            682
  900,000.01 -   950,000.00                                      2         1,892,642.67         0.31          5.926           353         74.77            663
  950,000.01 - 1,000,000.00                                      8         7,953,862.47         1.30          6.364           354         74.54            707
1,000,000.01+                                                    2         2,701,588.32         0.44          7.531           352         75.96            653
________________________________________________________________________________________________________________________________________________________________
Total                                                        2,431       611,607,855.67       100.00          7.826           354         84.51            657

                                                                                                                         Weighted
                                                                                                                          Average      Weighted
                                                                                              Pct by       Weighted        Stated       Average
                                                             # of        Current Principal    Curr Prin     Average     Remaining      Combined       Weighted
Current Gross Rate                                           Loans            Balance          Bal        Gross Coupon     Term        Orig LTV   Average FICO
________________________________________________________________________________________________________________________________________________________________
   5.0000 -    5.4999                                           15         7,724,259.45         1.26          5.331           356         81.58            696
   5.5000 -    5.9999                                           79        42,092,376.35         6.88          5.805           356         78.34            695
   6.0000 -    6.4999                                          150        71,411,517.00        11.68          6.257           355         79.59            687
   6.5000 -    6.9999                                          234        97,447,966.26        15.93          6.742           353         82.11            672
   7.0000 -    7.4999                                          191        71,806,277.97        11.74          7.268           355         82.70            663
   7.5000 -    7.9999                                          276        94,389,389.41        15.43          7.735           355         84.16            660
   8.0000 -    8.4999                                          177        56,824,687.75         9.29          8.223           355         84.73            638
   8.5000 -    8.9999                                          170        56,002,657.67         9.16          8.710           355         84.80            623
   9.0000 -    9.4999                                           82        20,858,950.28         3.41          9.240           355         86.03            603
   9.5000 -    9.9999                                          139        25,191,649.28         4.12          9.775           354         89.64            610
  10.0000 -   10.4999                                          253        21,260,054.31         3.48         10.207           352         96.57            655
  10.5000 -   10.9999                                          110         9,468,722.41         1.55         10.751           350         93.48            639
  11.0000 -   11.4999                                          252        18,613,451.97         3.04         11.254           349         97.76            662
  11.5000 -   11.9999                                          132         9,052,884.73         1.48         11.654           352         98.66            642
  12.0000 -   12.4999                                          120         6,994,838.04         1.14         12.263           346         97.73            609
  12.5000 -   12.9999                                           41         2,246,376.07         0.37         12.631           340         97.33            623
  13.0000 -   13.4999                                            6           122,439.97         0.02         13.155           258         96.22            682
  13.5000 -   13.9999                                            4            99,356.75         0.02         13.785           288         95.00            668
________________________________________________________________________________________________________________________________________________________________
Total                                                        2,431       611,607,855.67       100.00          7.826           354         84.51            657

                                                                                                                         Weighted
                                                                                                                          Average       Weighted
                                                                                               Pct by       Weighted        Stated       Average
                                                              # of        Current Principal    Curr Prin     Average     Remaining      Combined       Weighted
FICO                                                         Loans            Balance            Bal       Gross Coupon      Term       Orig LTV   Average FICO
________________________________________________________________________________________________________________________________________________________________
 500 -  524                                                     19         7,855,064.95         1.28          9.763           354         77.82            512
 525 -  549                                                     26         8,055,473.46         1.32          9.490           355         77.31            535
 550 -  574                                                     71        23,320,643.84         3.81          8.831           355         80.17            561
 575 -  599                                                     69        22,640,365.95         3.70          8.623           355         86.73            588
 600 -  624                                                    427        89,716,050.23        14.67          8.477           354         86.88            612
 625 -  649                                                    552       126,601,212.44        20.70          7.909           354         85.64            638
 650 -  674                                                    516       124,069,944.51        20.29          7.660           354         84.26            661
 675 -  699                                                    334        85,952,526.08        14.05          7.500           355         85.56            686
 700 +                                                         417       123,396,574.21        20.18          7.092           353         82.45            735
________________________________________________________________________________________________________________________________________________________________
Total                                                        2,431       611,607,855.67       100.00          7.826           354         84.51            657

                                                                                                                         Weighted
                                                                                                                          Average       Weighted
                                                                                               Pct by       Weighted        Stated       Average
                                                             # of        Current Principal    Curr Prin      Average     Remaining      Combined       Weighted
Combined Original LTV                                        Loans            Balance           Bal        Gross Coupon      Term       Orig LTV   Average FICO
________________________________________________________________________________________________________________________________________________________________
    0.01 -   49.99                                              16         3,457,008.48         0.57          6.826           355         38.74            694
  50.00 -   54.99                                                8         2,564,531.14         0.42          6.509           349         50.72            713
  55.00 -   59.99                                               15         6,769,336.48         1.11          6.553           354         57.74            670
  60.00 -   64.99                                               28        10,113,377.91         1.65          7.053           354         62.22            656
  65.00 -   69.99                                               30        12,910,585.09         2.11          7.366           352         66.76            637
  70.00 -   74.99                                               57        20,758,762.55         3.39          7.372           348         72.28            651
  75.00 -   79.99                                               67        30,113,989.57         4.92          7.141           355         77.34            656
  80.00                                                        658       211,324,191.20        34.55          7.420           355         80.00            662
  80.01 -   84.99                                               51        22,973,128.69         3.76          7.048           355         83.48            661
  85.00 -   89.99                                              173        70,840,550.04        11.58          7.336           355         86.37            645
  90.00 -   94.99                                              285       108,248,120.29        17.70          7.615           355         90.34            657
  95.00 -   99.99                                              147        35,631,435.59         5.83          8.575           354         95.40            645
 100.00                                                        896        75,902,838.64        12.41         10.378           351        100.00            662
________________________________________________________________________________________________________________________________________________________________
Total                                                        2,431       611,607,855.67       100.00          7.826           354         84.51            657

                                                                                                                         Weighted
                                                                                                                          Average      Weighted
                                                                                               Pct by      Weighted        Stated       Average
                                                             # of        Current Principal    Curr Prin     Average      Remaining      Combined       Weighted
Original Term (months)                                       Loans            Balance           Bal       Gross Coupon      Term        Orig LTV   Average FICO
________________________________________________________________________________________________________________________________________________________________
120                                                             21         1,005,430.53         0.16         11.181           116        100.00            666
180                                                             41         1,789,503.76         0.29          8.973           174         82.55            699
240                                                              3           258,614.90         0.04         10.958           235         92.94            640
360                                                          2,366       608,554,306.48        99.50          7.815           355         84.49            657
________________________________________________________________________________________________________________________________________________________________
Total                                                        2,431       611,607,855.67       100.00          7.826           354         84.51            657

                                                                                                                         Weighted
                                                                                                                          Average       Weighted
                                                                                               Pct by       Weighted        Stated       Average
                                                             # of        Current Principal    Curr Prin      Average     Remaining      Combined       Weighted
Stated Remaining Term (months)                               Loans            Balance           Bal        Gross Coupon      Term       Orig LTV   Average FICO
________________________________________________________________________________________________________________________________________________________________
 61-120                                                         21         1,005,430.53         0.16         11.181           116        100.00            666
121-180                                                         41         1,789,503.76         0.29          8.973           174         82.55            699
181-240                                                          3           258,614.90         0.04         10.958           235         92.94            640
301-360                                                      2,366       608,554,306.48        99.50          7.815           355         84.49            657
________________________________________________________________________________________________________________________________________________________________
Total                                                        2,431       611,607,855.67       100.00          7.826           354         84.51            657

                                                                                                                         Weighted
                                                                                                                          Average       Weighted
                                                                                               Pct by       Weighted        Stated       Average
                                                             # of        Current Principal    Curr Prin      Average     Remaining      Combined       Weighted
Debt Ratio                                                   Loans            Balance           Bal        Gross Coupon      Term       Orig LTV   Average FICO
________________________________________________________________________________________________________________________________________________________________
 0.01 - 20.00                                                  471        61,598,670.77        10.07          8.947           353         89.17            660
20.01 - 25.00                                                  133        18,655,596.01         3.05          8.357           353         85.77            649
25.01 - 30.00                                                  133        33,275,590.42         5.44          7.788           353         84.09            655
30.01 - 35.00                                                  189        51,785,579.86         8.47          7.454           352         83.01            670
35.01 - 40.00                                                  304        84,991,414.77        13.90          7.653           355         82.87            666
40.01 - 45.00                                                  375       100,068,230.73        16.36          7.576           355         84.41            665
45.01 - 50.00                                                  515       147,699,055.05        24.15          7.705           354         85.76            662
50.01 - 55.00                                                  311       113,533,718.06        18.56          7.817           355         82.26            634
________________________________________________________________________________________________________________________________________________________________
Total                                                        2,431       611,607,855.67       100.00          7.826           354         84.51            657

                                                                                                                         Weighted
                                                                                                                          Average       Weighted
                                                                                               Pct by       Weighted        Stated       Average
                                                             # of        Current Principal    Curr Prin      Average     Remaining      Combined       Weighted
FRM/ARM                                                      Loans            Balance           Bal        Gross Coupon      Term       Orig LTV   Average FICO
________________________________________________________________________________________________________________________________________________________________
ARM                                                          1,197       431,548,175.45        70.56          7.609           355         83.65            651
Fixed Rate                                                   1,234       180,059,680.22        29.44          8.346           352         86.56            673
________________________________________________________________________________________________________________________________________________________________
Total                                                        2,431       611,607,855.67       100.00          7.826           354         84.51            657

                                                                                                                         Weighted
                                                                                                                          Average       Weighted
                                                                                               Pct by       Weighted        Stated       Average
                                                             # of        Current Principal    Curr Prin      Average     Remaining      Combined       Weighted
Product                                                      Loans            Balance           Bal        Gross Coupon     Term        Orig LTV   Average FICO
________________________________________________________________________________________________________________________________________________________________
10YR FIXED                                                      21         1,005,430.53         0.16         11.181           116        100.00            666
15YR FIXED                                                      41         1,789,503.76         0.29          8.973           174         82.55            699
2/6 LIBOR                                                      271        68,402,201.20        11.18          8.370           355         82.75            631
2/6 LIBOR 40/30 BAL                                             84        28,076,036.51         4.59          8.074           355         84.84            637
2/6 LIBOR 50/30 BAL                                            472       183,610,062.33        30.02          7.638           355         83.72            649
2/6 LIBOR IO                                                    44        19,627,184.22         3.21          6.932           355         83.70            649
20YR FIXED                                                       3           258,614.90         0.04         10.958           235         92.94            640
3/6 LIBOR                                                       73        21,244,114.62         3.47          7.687           356         83.20            654
3/6 LIBOR 40/30 BAL                                             24        10,235,980.61         1.67          6.911           355         82.82            686
3/6 LIBOR 50/30 BAL                                            180        74,713,930.29        12.22          7.320           355         84.78            661
3/6 LIBOR IO                                                    23        12,940,055.71         2.12          6.450           355         84.75            678
30YR FIXED                                                   1,038       120,653,516.38        19.73          9.015           355         88.40            667
40/30 FIXED BAL                                                 12         4,540,078.69         0.74          6.746           356         84.03            691
5/6 LIBOR                                                        3         1,884,188.80         0.31          6.194           356         79.95            702
5/6 LIBOR 40/30 BAL                                              3         1,247,590.16         0.20          7.224           355         86.42            678
5/6 LIBOR 50/30 BAL                                              9         3,788,986.79         0.62          6.826           355         80.35            682
5/6 LIBOR IO                                                    11         5,777,844.21         0.94          6.063           356         75.11            726
50/30 FIXED BAL                                                119        51,812,535.96         8.47          6.838           355         82.35            684
________________________________________________________________________________________________________________________________________________________________
Total                                                        2,431       611,607,855.67       100.00          7.826           354         84.51            657

                                                                                                                         Weighted
                                                                                                                          Average       Weighted
                                                                                               Pct by       Weighted        Stated       Average
                                                             # of        Current Principal    Curr Prin      Average     Remaining      Combined       Weighted
Interest Only                                                Loans              Balance          Bal       Gross Coupon      Term       Orig LTV   Average FICO
________________________________________________________________________________________________________________________________________________________________
Interest Only                                                   78        38,345,084.14         6.27          6.638           355         82.76            670
Not Interest Only                                            2,353       573,262,771.53        93.73          7.905           354         84.63            657
________________________________________________________________________________________________________________________________________________________________
Total                                                        2,431       611,607,855.67       100.00          7.826           354         84.51            657

                                                                                                                         Weighted
                                                                                                                          Average      Weighted
                                                                                               Pct by      Weighted        Stated       Average
                                                             # of        Current Principal    Curr Prin     Average     Remaining      Combined       Weighted
Prepayment Penalty Original Term (months)                    Loans            Balance           Bal       Gross Coupon      Term       Orig LTV   Average FICO
________________________________________________________________________________________________________________________________________________________________
Prepay Penalty: 12 months                                      358       109,684,785.63        17.93          7.849           353         84.46            665
Prepay Penalty: 24 months                                      976       237,185,607.36        38.78          7.908           355         84.96            646
Prepay Penalty: 30 months                                        2           411,057.34         0.07          8.947           356         91.83            596
Prepay Penalty: 36 months                                      496       141,142,159.22        23.08          7.194           354         82.20            674
________________________________________________________________________________________________________________________________________________________________
Total                                                        2,431       611,607,855.67       100.00          7.826           354         84.51            657

                                                                                                                         Weighted
                                                                                                                          Average      Weighted
                                                                                               Pct by       Weighted        Stated      Average
                                                             # of        Current Principal    Curr Prin     Average     Remaining      Combined       Weighted
Lien                                                         Loans            Balance           Bal       Gross Coupon      Term       Orig LTV   Average FICO
________________________________________________________________________________________________________________________________________________________________
First Lien                                                   1,500       550,428,510.12        90.00          7.467           355         82.83            657
Second Lien                                                    931        61,179,345.55        10.00         11.052           349         99.60            664
________________________________________________________________________________________________________________________________________________________________
Total                                                        2,431       611,607,855.67       100.00          7.826           354         84.51            657

                                                                                                                        Weighted
                                                                                                                         Average      Weighted
                                                                                               Pct by     Weighted        Stated       Average
                                                             # of        Current Principal    Curr Prin    Average     Remaining      Combined       Weighted
Documentation Type                                           Loans            Balance           Bal      Gross Coupon       Term      Orig LTV   Average FICO
________________________________________________________________________________________________________________________________________________________________
Full Documentation                                           1,638       413,268,171.40        67.57          7.558           354         85.14            654
Easy Documentation                                              49        12,140,363.37         1.98          7.793           355         83.60            650
Stated Income Verification                                     744       186,199,320.90        30.44          8.421           354         83.16            666
________________________________________________________________________________________________________________________________________________________________
Total                                                        2,431       611,607,855.67       100.00          7.826           354         84.51            657

                                                                                                                         Weighted
                                                                                                                          Average       Weighted
                                                                                               Pct by        Weighted        Stated       Average
                                                              # of        Current Principal    Curr Prin      Average     Remaining      Combined       Weighted
Loan Purpose                                                 Loans            Balance           Bal         Gross Coupon      Term       Orig LTV   Average FICO
________________________________________________________________________________________________________________________________________________________________
Cash Out Refinance                                           1,005       326,280,961.13        53.35          7.582           354         83.56            653
Purchase                                                     1,400       281,334,678.28        46.00          8.106           354         85.55            663
Rate/Term Refinance                                             26         3,992,216.26         0.65          7.998           353         88.14            657
________________________________________________________________________________________________________________________________________________________________
Total                                                        2,431       611,607,855.67       100.00          7.826           354         84.51            657

                                                                                                                         Weighted
                                                                                                                          Average       Weighted
                                                                                               Pct by       Weighted        Stated       Average
                                                             # of        Current Principal    Curr Prin      Average     Remaining      Combined       Weighted
Property Type                                                Loans            Balance           Bal        Gross Coupon      Term       Orig LTV   Average FICO
________________________________________________________________________________________________________________________________________________________________
2 Family                                                       135        38,822,528.61         6.35          7.890           355         85.66            675
3 Family                                                        16         6,084,155.13         0.99          7.618           354         77.89            700
4 Family                                                         3           866,948.77         0.14          9.022           355         68.01            635
Condominium                                                    183        34,230,794.14         5.60          8.329           354         84.74            664
Single Family                                                2,094       531,603,429.02        86.92          7.789           354         84.51            655
________________________________________________________________________________________________________________________________________________________________
Total                                                        2,431       611,607,855.67       100.00          7.826           354         84.51            657

                                                                                                                         Weighted
                                                                                                                          Average      Weighted
                                                                                               Pct by       Weighted       Stated       Average
                                                             # of        Current Principal    Curr Prin     Average     Remaining       Combined       Weighted
Occupancy Status                                             Loans            Balance           Bal       Gross Coupon      Term        Orig LTV   Average FICO
________________________________________________________________________________________________________________________________________________________________
Investor                                                       336        67,052,199.69        10.96          8.115           355         80.62            662
Primary                                                      2,063       534,743,548.81        87.43          7.797           354         85.07            657
Second Home                                                     32         9,812,107.17         1.60          7.401           353         80.55            643
________________________________________________________________________________________________________________________________________________________________
Total                                                        2,431       611,607,855.67       100.00          7.826           354         84.51            657

                                                                                                                         Weighted
                                                                                                                           Average      Weighted
                                                                                               Pct by       Weighted        Stated       Average
                                                             # of        Current Principal    Curr Prin      Average     Remaining      Combined       Weighted
State                                                        Loans            Balance           Bal       Gross Coupon       Term       Orig LTV   Average FICO
________________________________________________________________________________________________________________________________________________________________
Alabama                                                          2           304,650.08         0.05          9.544           356         89.87            570
Arizona                                                         53         9,715,624.43         1.59          7.869           355         83.30            660
California                                                     728       250,485,852.08        40.96          7.459           355         83.71            660
Colorado                                                        49         8,159,443.55         1.33          8.039           354         87.68            647
Connecticut                                                     30         5,651,819.32         0.92          8.243           355         84.94            651
Delaware                                                        10           963,192.55         0.16          9.385           353         90.95            640
District of Columbia                                            21         3,987,226.49         0.65          7.715           356         81.17            665
Florida                                                        358        67,780,159.54        11.08          8.220           353         84.77            648
Georgia                                                         81         8,340,467.25         1.36          8.754           349         87.05            637
Hawaii                                                          35        10,378,602.20         1.70          8.098           355         81.75            665
Idaho                                                            7           933,183.25         0.15          8.220           355         84.61            642
Illinois                                                       102        19,619,067.71         3.21          8.590           353         85.95            650
Indiana                                                         16         1,773,155.73         0.29          8.188           354         88.79            641
Iowa                                                             1            20,860.04         0.00         10.990           176        100.00            624
Kansas                                                           6           317,344.06         0.05         10.122           356         88.67            624
Kentucky                                                         4           652,207.99         0.11          7.031           356         67.94            650
Maine                                                            5           559,536.28         0.09          8.140           356         85.98            650
Maryland                                                       146        37,703,272.54         6.16          8.126           354         85.21            641
Massachusetts                                                   52        11,874,149.12         1.94          8.047           354         86.25            675
Michigan                                                        13         2,083,375.95         0.34          8.686           353         80.85            670
Minnesota                                                       24         3,010,491.63         0.49          8.947           354         88.96            624
Missouri                                                        15         1,574,741.38         0.26          8.794           350         89.86            654
Montana                                                          1           189,246.99         0.03          8.200           354         95.00            611
Nebraska                                                         1            34,255.52         0.01         11.500           355        100.00            648
Nevada                                                          41         7,815,794.67         1.28          8.065           355         84.18            651
New Hampshire                                                    5         1,163,136.13         0.19          8.207           355         81.96            656
New Jersey                                                      89        27,500,526.79         4.50          8.096           354         86.21            660
New Mexico                                                       5           476,529.41         0.08          8.511           356         86.01            642
New York                                                       216        75,052,456.14        12.27          7.613           353         84.40            678
North Carolina                                                  26         3,816,518.47         0.62          8.899           354         86.40            605
Ohio                                                            16         2,084,571.30         0.34          8.875           351         85.86            618
Oklahoma                                                         2           106,662.34         0.02          7.984           317         89.74            655
Oregon                                                          10         1,755,214.77         0.29          8.550           355         86.58            648
Pennsylvania                                                    34         4,153,789.02         0.68          8.966           350         86.65            646
Rhode Island                                                     7         1,811,767.54         0.30          7.600           356         87.80            668
South Carolina                                                   4           442,470.34         0.07          9.580           356         80.05            596
Tennessee                                                        8         1,242,896.20         0.20          9.598           353         87.50            606
Texas                                                           62         8,788,309.54         1.44          7.552           354         84.37            660
Utah                                                            12         2,486,838.83         0.41          8.162           356         87.05            630
Vermont                                                          1            26,948.34         0.00         12.325           354        100.00            611
Virginia                                                        62        15,632,071.18         2.56          7.614           355         85.72            656
Washington                                                      41         7,035,682.54         1.15          8.085           354         83.97            639
West Virginia                                                    2           544,979.90         0.09         11.058           356         81.32            519
Wisconsin                                                       28         3,558,766.54         0.58          8.783           355         85.62            630
________________________________________________________________________________________________________________________________________________________________
Total                                                        2,431       611,607,855.67       100.00          7.826           354         84.51            657

                                                                                                                         Weighted
                                                                                                                          Average      Weighted
                                                                                               Pct by      Weighted        Stated       Average
                                                             # of        Current Principal    Curr Prin    Average      Remaining      Combined       Weighted
Gross Margin                                                 Loans            Balance           Bal      Gross Coupon       Term       Orig LTV   Average FICO
________________________________________________________________________________________________________________________________________________________________
FIXED                                                        1,234       180,059,680.22        29.44          8.346           352         86.56            673
   2.5000 -    2.9999                                            9         4,579,746.20         0.75          5.275           356         79.58            688
   3.0000 -    3.4999                                           51        26,291,229.99         4.30          5.636           356         81.99            696
   3.5000 -    3.9999                                           74        38,313,375.93         6.26          6.156           356         81.05            690
   4.0000 -    4.4999                                          136        56,192,546.91         9.19          6.626           355         81.92            673
   4.5000 -    4.9999                                          160        58,508,019.19         9.57          7.138           355         83.01            659
   5.0000 -    5.4999                                          219        77,018,285.54        12.59          7.641           355         84.21            660
   5.5000 -    5.9999                                          186        63,089,121.32        10.32          8.152           355         84.22            638
   6.0000 -    6.4999                                          151        52,190,849.11         8.53          8.646           355         85.08            624
   6.5000 -    6.9999                                          211        55,365,001.26         9.05          9.596           355         86.22            595
________________________________________________________________________________________________________________________________________________________________
Total                                                        2,431       611,607,855.67       100.00          7.826           354         84.51            657

                                                                                                                         Weighted
                                                                                                                          Average       Weighted
                                                                                               Pct by       Weighted        Stated       Average
                                                             # of        Current Principal    Curr Prin      Average     Remaining      Combined       Weighted
Minimum Interest Rate                                        Loans            Balance           Bal       Gross Coupon       Term       Orig LTV   Average FICO
________________________________________________________________________________________________________________________________________________________________
FIXED                                                        1,234       180,059,680.22        29.44          8.346           352         86.56            673
   5.0000 -    5.4999                                           15         7,724,259.45         1.26          5.331           356         81.58            696
   5.5000 -    5.9999                                           57        29,912,526.17         4.89          5.729           356         81.59            696
   6.0000 -    6.4999                                           87        41,200,137.84         6.74          6.252           356         81.25            686
   6.5000 -    6.9999                                          160        64,310,946.52        10.52          6.751           355         82.51            668
   7.0000 -    7.4999                                          148        54,751,994.35         8.95          7.270           355         82.65            661
   7.5000 -    7.9999                                          233        80,036,896.22        13.09          7.733           355         84.21            657
   8.0000 -    8.4999                                          158        51,942,053.16         8.49          8.227           355         84.68            636
   8.5000 -    8.9999                                          154        52,873,847.73         8.65          8.708           355         85.13            622
   9.0000 -    9.4999                                           74        19,766,121.44         3.23          9.243           355         86.28            600
   9.5000 -    9.9999                                           59        18,921,363.20         3.09          9.735           355         87.72            593
  10.0000 -   10.4999                                           24         5,140,466.82         0.84         10.203           355         89.39            605
  10.5000 -   10.9999                                           15         2,833,148.80         0.46         10.678           355         78.75            564
  11.0000 -   11.4999                                            6           974,735.71         0.16         11.367           353         73.89            525
  11.5000 -   11.9999                                            4           357,855.76         0.06         11.628           354         72.55            544
  12.0000 -   12.4999                                            2           751,832.66         0.12         12.090           354         81.03            516
  12.5000 -   12.9999                                            1            49,989.62         0.01         12.500           355         65.00            527
________________________________________________________________________________________________________________________________________________________________
Total                                                        2,431       611,607,855.67       100.00          7.826           354         84.51            657

                                                                                                                         Weighted
                                                                                                                          Average       Weighted
                                                                                               Pct by       Weighted        Stated       Average
                                                             # of        Current Principal    Curr Prin      Average     Remaining      Combined       Weighted
Maximum Interest Rate                                        Loans            Balance           Bal        Gross Coupon      Term       Orig LTV   Average FICO
________________________________________________________________________________________________________________________________________________________________
FIXED                                                        1,234       180,059,680.22        29.44          8.346           352         86.56            673
        11.0000 -   11.4999                                     15         7,724,259.45         1.26          5.331           356         81.58            696
        11.5000 -   11.9999                                     57        29,912,526.17         4.89          5.729           356         81.59            696
        12.0000 -   12.4999                                     87        41,200,137.84         6.74          6.252           356         81.25            686
        12.5000 -   12.9999                                    160        64,310,946.52        10.52          6.751           355         82.51            668
        13.0000 -   13.4999                                    148        54,751,994.35         8.95          7.270           355         82.65            661
        13.5000 -   13.9999                                    233        80,036,896.22        13.09          7.733           355         84.21            657
        14.0000 -   14.4999                                    158        51,942,053.16         8.49          8.227           355         84.68            636
        14.5000 -   14.9999                                    154        52,873,847.73         8.65          8.708           355         85.13            622
        15.0000 -   15.4999                                     74        19,766,121.44         3.23          9.243           355         86.28            600
        15.5000 -   15.9999                                     59        18,921,363.20         3.09          9.735           355         87.72            593
        16.0000 -   16.4999                                     24         5,140,466.82         0.84         10.203           355         89.39            605
        16.5000 -   16.9999                                     15         2,833,148.80         0.46         10.678           355         78.75            564
        17.0000 -   17.4999                                      6           974,735.71         0.16         11.367           353         73.89            525
        17.5000 -   17.9999                                      4           357,855.76         0.06         11.628           354         72.55            544
        18.0000 -   18.4999                                      2           751,832.66         0.12         12.090           354         81.03            516
        18.5000 -   18.9999                                      1            49,989.62         0.01         12.500           355         65.00            527
________________________________________________________________________________________________________________________________________________________________
Total                                                        2,431       611,607,855.67       100.00          7.826           354         84.51            657

                                                                                                                         Weighted
                                                                                                                          Average       Weighted
                                                                                               Pct by       Weighted        Stated       Average
                                                             # of        Current Principal    Curr Prin      Average     Remaining      Combined       Weighted
Initial Periodic Rate Cap                                    Loans            Balance           Bal        Gross Coupon      Term       Orig LTV   Average FICO
________________________________________________________________________________________________________________________________________________________________
FIXED                                                        1,234       180,059,680.22        29.44          8.346           352         86.56            673
3.000                                                        1,197       431,548,175.45        70.56          7.609           355         83.65            651
________________________________________________________________________________________________________________________________________________________________
Total                                                        2,431       611,607,855.67       100.00          7.826           354         84.51            657

                                                                                                                         Weighted
                                                                                                                          Average       Weighted
                                                                                              Pct by        Weighted        Stated       Average
                                                             # of        Current Principal    Curr Prin      Average     Remaining      Combined       Weighted
Subsequent Periodic Rate Cap                                 Loans            Balance          Bal         Gross Coupon       Term      Orig LTV   Average FICO
________________________________________________________________________________________________________________________________________________________________
FIXED                                                        1,234       180,059,680.22        29.44          8.346           352         86.56            673
1.500                                                        1,197       431,548,175.45        70.56          7.609           355         83.65            651
________________________________________________________________________________________________________________________________________________________________
Total                                                        2,431       611,607,855.67       100.00          7.826           354         84.51            657

This information should be considered only after reading Bear Stearns' statement regarding
Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached.  Do not use or rely on this information if you have not received and reviewed the
Statement.  You may obtain a copy of the Statement from your sales representative.

                                                                                                     Weighted
                                                                                                      Average     Weighted
                                                               Current       Pct by      Weighted      Stated      Average   Weighted
                                                   # of       Principal     Curr Prin     Average    Remaining    Combined    Average
Initial Periodic Rate Cap                         Loans        Balance         Bal      Gross Coupon    Term      Orig LTV       FICO
_____________________________________________________________________________________________________________________________________
FIXED                                             1,234   180,059,680.22      29.44        8.346         352       86.56        673
3.000                                             1,197   431,548,175.45      70.56        7.609         355       83.65        651
_____________________________________________________________________________________________________________________________________
Total                                             2,431   611,607,855.67     100.00        7.826         354       84.51        657

                                                                                                       Weighted
                                                                                                        Average    Weighted
                                                              Current         Pct by      Weighted      Stated     Average    Weighted
                                                  # of       Principal      Curr Prin      Average     Remaining   Combined    Average
Subsequent Periodic Rate Cap                      Loans       Balance          Bal       Gross Coupon    Term      Orig LTV       FICO
_____________________________________________________________________________________________________________________________________
FIXED                                             1,234   180,059,680.22      29.44        8.346         352       86.56        673
1.500                                             1,197   431,548,175.45      70.56        7.609         355       83.65        651
_____________________________________________________________________________________________________________________________________
Total                                             2,431   611,607,855.67     100.00        7.826         354       84.51        657

This information should be considered only after reading Bear Stearns'
statement regarding Securities, Pricing Estimates and Other Information (the
"Statement"), which should be attached.  Do not use or rely on this information if you have not received and reviewed the Statement.  You may obtain a copy of the Statement from your sales representative.

                                                                                           Bear, Stearns & Co. Inc.
ATLANTA • BOSTON • CHICAGO                                                            Asset-Backed Securities Group
DALLAS • LOS ANGELES • NEW YORK • SAN FRANCISCO                                                  383 Madison Avenue
FRANKFURT • GENEVA • HONG KONG                                                                 New York, N.Y. 10179
LONDON • PARIS • TOKYO                                                                               (212) 272-2000

___________________________________________________________________________________________________________________

   Subject to Revision                                                Free Writing Prospectus dated June 18, 2007

                                               $682,604,000
                             (Approximate, subject to a variance of +/- 10%)
                                    ASSET-BACKED NOTES, SERIES 2007-1
                                Newcastle Mortgage Securities Trust 2007-1
                                             (Issuing Entity)
                                        Newcastle Investment Corp.
                                                (Sponsor)
                                           Wells Fargo Bank, NA
                        (Master Servicer, Securities Administrator and Custodian)
                                         Nationstar Mortgage LLC
                                                (Servicer)
                                           The Bank of New York
                                           (Indenture Trustee)
                                Bear Stearns Asset Backed Securities I LLC
                                               (Depositor)
                                        Fremont Investment & Loan
                                               (Originator)

         The notes, as described herein,  are asset-backed  securities to be issued by Newcastle  Mortgage
Securities  Trust  2007-1  (the  "Issuing  Entity").  The sole source of payments on the notes will be the property of the Issuing Entity,  which will include  closed-end fixed rate and adjustable rate home equity loans (the "Mortgage  Loans").  The notes will  represent  obligations of the Issuing Entity only and will not be  guaranteed  by or  represent  interests in or  obligations  of Newcastle  Investment  Corp.,  Bear
Stearns Asset Backed Securities LLC or any of their respective affiliates.

         This Free Writing  Prospectus is not required to contain all  information  that is required to be included in the base prospectus and the prospectus supplement.
         The  information in this Free Writing  Prospectus is preliminary  and is subject to completion or change.
         The  information  in  this  Free  Writing  Prospectus,  if  conveyed  prior  to the  time of your commitment to purchase,  supersedes  information  contained in any prior  similar Free Writing  Prospectus relating to these securities.

         This Free Writing  Prospectus is not an offer to sell or a solicitation  of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

         The  information in this Free Writing  Prospectus may be based on preliminary  assumptions  about the pool assets and the structure.  Any such assumptions are subject to change.

         The  information  in this Free Writing  Prospectus may reflect  parameters,  metrics or scenarios specifically  requested  by you.  If so,  prior to the time of your  commitment  to  purchase,  you should request updated information based on any parameters, metrics or scenarios specifically required by you.

         This Free Writing  Prospectus  is being  delivered to you solely to provide you with  information about the  offering of the  asset-backed  securities  referred to in this Free Writing  Prospectus  and to solicit an indication of your interest in purchasing  such  securities,  when, as and if issued.  Any such indication  of interest  will not  constitute  a  contractual  commitment  by you to  purchase  any of the securities.  You may withdraw your indication of interest at any time.

         Neither the Securities and Exchange  Commission nor any state securities  commission has approved of the notes or determined if this Free Writing  Prospectus  is accurate or complete.  Any  representation to the contrary is a criminal offense.

                                         BEAR, STEARNS & CO. INC.

STATEMENT REGARDING FREE WRITING PROSPECTUS

The depositor has filed a registration  statement  (including a prospectus)  with the SEC for the offering to which this Free Writing  Prospectus  relates.  Before you invest, you should read the prospectus in the registration  statement  and  other  documents  the  depositor  has filed  with the SEC for more  complete information  about the depositor,  the issuer and this offering.  You may get these  documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively,  the depositor,  any underwriter or any dealer  participating  in the offering will arrange to send you the  prospectus  you request it by calling toll free 1-866-803-9204.

This Free  Writing  Prospectus  does not  contain all  information  that is required to be included in the base prospectus and the prospectus supplement.

The information in this Free Writing Prospectus is preliminary and is subject to completion or change.

The  information in this Free Writing  Prospectus  supersedes  information  contained in any prior similar
Free Writing Prospectus relating to these securities prior to the time of your commitment to purchase.

This Free Writing  Prospectus is not an offer to sell or solicitation of an offer to buy these  securities in any state where such offer, solicitation or sale is not permitted.

The information in this Free Writing  Prospectus is preliminary,  and will be superseded by the definitive
Free Writing  Prospectus.  This Free Writing  Prospectus  is being  delivered to you solely to provide you with  information  about the  offering of the  asset-backed  securities  referred to in this Free  Writing
Prospectus and to solicit an indication of your interest in purchasing  such  securities,  when, as and if issued.  Any such  indication of interest will not constitute a contractual  commitment by you to purchase any of the securities.  You may withdraw your indication of interest at any time.

The securities  referred to in this Free Writing  Prospectus are being offered when, as and if issued. Our obligation  to  sell  securities  to you is  conditioned  on the  securities  having  the  characteristics described in this Free Writing  Prospectus.  If that condition is not  satisfied,  we will notify you, and neither the issuer nor any  underwriter  will have any  obligation to you to deliver all or any portion of the  securities  which you have  committed  to purchase,  and there will be no  liability  between us as a consequence of the non-delivery.

SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The  information  contained in the attached  materials (the  "Information")  may include  various forms of performance  analysis,  security  characteristics  and  securities  pricing  estimates for the  securities described  therein.  Should you receive  Information that refers to the "Statement  Regarding  Assumptions and Other  Information",  please refer to this statement  instead.  The Information is illustrative and is not  intended  to predict  actual  results  which may differ  substantially  from those  reflected  in the
Information.  Performance  analysis is based on certain  assumptions  with respect to significant  factors that may  prove not to be as  assumed.  Performance  results  are based on  mathematical  models  that use inputs to calculate results. As with all models,  results may vary significantly  depending upon the value given to the inputs.  Inputs to these  models  include but are not  limited  to:  prepayment  expectations
(econometric   prepayment  models,   single  expected  lifetime   prepayments  or  a  vector  of  periodic
prepayments),  interest  rate  assumptions  (parallel  and  nonparallel  changes  for  different  maturity instruments),  collateral  assumptions  (actual  pool level data,  aggregated  pool level  data,  reported factors or imputed  factors),  volatility  assumptions  (historically  observed  or implied  current)  and reported information  (paydown factors,  rate resets,  remittance reports and trustee statements).  Models used in any analysis may be  proprietary,  the results  therefore  may be difficult for any third party to reproduce.  Contact your registered  representative for detailed  explanations of any modeling  techniques employed in the Information.

The Information may not reflect the impact of all structural  characteristics  of the security,  including call events and cash flow priorities at all prepayment  speeds and/or interest rates.  You should consider whether  the  behavior  of these  securities  should be tested  using  assumptions  different  from  those included  in the  Information.  The  assumptions  underlying  the  Information,  including  structure  and collateral,  may be  modified  from time to time to  reflect  changed  facts and  circumstances.  Offering
Documents  contain data that is current as of their  publication dates and after publication may no longer be accurate,  complete or current. Contact your registered representative for Offering Documents,  current
Information or additional  materials,  including other models for performance  analysis,  which are likely to produce different results, and any further explanation regarding the Information.

Any pricing  estimates  Bear  Stearns has  supplied at your request (a)  represent  our view,  at the time determined,  of the  investment  value of the securities  between the estimated bid and offer levels,  the spread between which may be significant due to market  volatility or illiquidity,  (b) do not constitute a bid by Bear  Stearns or any other  person for any  security,  (c) may not  constitute  prices at which the securities  could have been  purchased or sold in any market at any time,  (d) have not been  confirmed by actual  trades,  may vary from the value Bear  Stearns  assigns or may be  assigned  to any such  security while in its  inventory,  and may not take into account the size of a position  you have in the  security, and (e) may have been  derived  from matrix  pricing  that uses data  relating to other  securities  whose prices are more  readily  ascertainable  to produce a  hypothetical  price  based on the  estimated  yield spread relationship between the securities.

General  Information:  Bear Stearns and/or  individuals  associated  therewith may have positions in these securities  while the  Information is circulating  or during such period may engage in  transactions  with the issuer or its affiliates.  We act as principal in  transactions  with you, and  accordingly,  you must determine  the  appropriateness  for you of such  transactions  and address any legal,  tax or  accounting considerations  applicable to you. Bear Stearns shall not be a fiduciary or advisor  unless we have agreed in writing to receive  compensation  specifically to act in such capacities.  If you are subject to ERISA, the  Information  is being  furnished  on the  condition  that it will not form a  primary  basis  for any investment decision.

                              BOND SUMMARY (TO CALL / MATURITY)

___________________________________________________________________________________________________
Class 2-A-1 (To Call)
___________________________________________________________________________________________________
FRM PPC / ARM PPC          50% / 50%      75% / 75%     100% / 100%   150% / 150%    200% / 200%
___________________________________________________________________________________________________
Average Life (yrs.)           1.91           1.29          1.00           0.70           0.52
Modified Duration             1.74           1.20          0.94           0.66           0.50
First Principal Payment
Date                       7/25/2007      7/25/2007      7/25/2007     7/25/2007      7/25/2007
Last Principal Payment
Date                       9/25/2011      2/25/2010      5/25/2009     11/25/2008     6/25/2008
Payment Windows (mos.)         51             32            23             17             12
Class 2-A-1 (To
Maturity)
___________________________________________________________________________________________________
FRM PPC / ARM PPC          50% / 50%      75% / 75%     100% / 100%   150% / 150%    200% / 200%
___________________________________________________________________________________________________
Average Life (yrs.)           1.91           1.29          1.00           0.70           0.52
Modified Duration             1.74           1.20          0.94           0.66           0.50
First Principal Payment
Date                       7/25/2007      7/25/2007      7/25/2007     7/25/2007      7/25/2007
Last Principal Payment
Date                       9/25/2011      2/25/2010      5/25/2009     11/25/2008     6/25/2008
Payment Windows (mos.)         51             32            23             17             12
___________________________________________________________________________________________________

___________________________________________________________________________________________________
Class 2-A-2 (To Call)
___________________________________________________________________________________________________
FRM PPC / ARM PPC           50% / 50%     75% / 75%     100% / 100%    150% / 150%   200% / 200%
___________________________________________________________________________________________________
Average Life (yrs.)           4.77           2.94           2.00           1.45          1.07
Modified Duration             4.08           2.64           1.85           1.36          1.01
First Principal Payment
Date                        9/25/2011     2/25/2010      5/25/2009      11/25/2008    6/25/2008
Last Principal Payment
Date                        1/25/2013     1/25/2011      8/25/2009      1/25/2009     8/25/2008
Payment Windows (mos.)         17             12             4              3             3
Class 2-A-2 (To Maturity)
___________________________________________________________________________________________________
FRM PPC / ARM PPC           50% / 50%     75% / 75%     100% / 100%    150% / 150%   200% / 200%
___________________________________________________________________________________________________
Average Life (yrs.)           4.77           2.94           2.00           1.45          1.07
Modified Duration             4.08           2.64           1.85           1.36          1.01
First Principal Payment
Date                        9/25/2011     2/25/2010      5/25/2009      11/25/2008    6/25/2008
Last Principal Payment
Date                        1/25/2013     1/25/2011      8/25/2009      1/25/2009     8/25/2008
Payment Windows (mos.)         17             12             4              3             3
___________________________________________________________________________________________________

___________________________________________________________________________________________________
Class 2-A-3 (To Call)
___________________________________________________________________________________________________
FRM PPC / ARM PPC             50% / 50%     75% / 75%     100% / 100%   150% / 150%    200% / 200%
___________________________________________________________________________________________________
Average Life (yrs.)             8.40           5.40          3.00           1.66          1.31
Modified Duration               6.47           4.51          2.67           1.54          1.23
First Principal Payment
Date                          1/25/2013     1/25/2011      8/25/2009     1/25/2009      8/25/2008
Last Principal Payment Date  12/25/2019     8/25/2015      4/25/2013     5/25/2009     12/25/2008
Payment Windows (mos.)           84             56            45             5              5
Class 2-A-3 (To Maturity)
___________________________________________________________________________________________________
FRM PPC / ARM PPC             50% / 50%     75% / 75%     100% / 100%   150% / 150%    200% / 200%
___________________________________________________________________________________________________
Average Life (yrs.)             8.40           5.40          3.00           1.66          1.31
Modified Duration               6.47           4.51          2.67           1.54          1.23
First Principal Payment
Date                          1/25/2013     1/25/2011      8/25/2009     1/25/2009      8/25/2008
Last Principal Payment Date  12/25/2019     8/25/2015      4/25/2013     5/25/2009     12/25/2008
Payment Windows (mos.)           84             56            45             5              5
___________________________________________________________________________________________________

                            BOND SUMMARY (TO CALL / MATURITY)

___________________________________________________________________________________________________
 Class 2-A-4 (To Call)
___________________________________________________________________________________________________
 FRM PPC / ARM PPC           50% / 50%      75% / 75%      100% / 100%    150% / 150%    200% / 200%
___________________________________________________________________________________________________
 Average Life (yrs.)           14.23           9.32            6.71           1.98           1.54
 Modified Duration              9.47           7.03            5.42           1.83           1.44
 First Principal Payment
 Date                        12/25/2019      8/25/2015      4/25/2013       5/25/2009     12/25/2008
 Last Principal Payment
 Date                        1/25/2022       1/25/2017      5/25/2014       9/25/2009      2/25/2009
 Payment Windows (mos.)          26             18              14              5              3
 Class 2-A-4 (To
 Maturity)
___________________________________________________________________________________________________
 FRM PPC / ARM PPC           50% / 50%      75% / 75%      100% / 100%    150% / 150%    200% / 200%
___________________________________________________________________________________________________
 Average Life (yrs.)           18.10           12.12           8.78           1.98           1.54
 Modified Duration             10.77           8.34            6.61           1.83           1.44
 First Principal Payment
 Date                        12/25/2019      8/25/2015      4/25/2013       5/25/2009     12/25/2008
 Last Principal Payment
 Date                        1/25/2037       5/25/2029      10/25/2023      9/25/2009      2/25/2009
 Payment Windows (mos.)         206             166            127              5              3
___________________________________________________________________________________________________

___________________________________________________________________________________________________
Class M-1 (To Call)
___________________________________________________________________________________________________
FRM PPC / ARM PPC            50% / 50%      75% / 75%      100% / 100%    150% / 150%    200% / 200%
___________________________________________________________________________________________________
Average Life (yrs.)            9.46            6.16           5.28            3.67           2.27
Modified Duration              6.91            4.95           4.42            3.21           2.06
First Principal Payment
Date                        11/25/2011      9/25/2010      10/25/2011      9/25/2009      2/25/2009
Last Principal Payment
Date                         1/25/2022      1/25/2017       5/25/2014      7/25/2011      2/25/2010
Payment Windows (mos.)          123             77             32              23             13
Class M-1 (To Maturity)
___________________________________________________________________________________________________
FRM PPC / ARM PPC            50% / 50%      75% / 75%      100% / 100%    150% / 150%    200% / 200%
___________________________________________________________________________________________________
Average Life (yrs.)            10.50           6.92           5.85            5.92           3.70
Modified Duration              7.27            5.31           4.75            4.78           3.18
First Principal Payment
Date                        11/25/2011      9/25/2010      10/25/2011      9/25/2009      2/25/2009
Last Principal Payment
Date                        11/25/2034      11/25/2026     10/25/2021      8/25/2017      5/25/2014
Payment Windows (mos.)          277            195             121             96             64
___________________________________________________________________________________________________

___________________________________________________________________________________________________
Class M-2 (To Call)
___________________________________________________________________________________________________
FRM PPC / ARM PPC           50% / 50%       75% / 75%     100% / 100%     150% / 150%    200% / 200%
___________________________________________________________________________________________________
Average Life (yrs.)            9.46           6.16            4.99           4.02            2.63
Modified Duration              6.89           4.94            4.19           3.49            2.37
First Principal Payment
Date                        11/25/2011      8/25/2010      5/25/2011       4/25/2011      2/25/2010
Last Principal Payment
Date                        1/25/2022       1/25/2017      5/25/2014       7/25/2011      2/25/2010
Payment Windows (mos.)         123             78              37              4              1
Class M-2 (To Maturity)
___________________________________________________________________________________________________
FRM PPC / ARM PPC           50% / 50%       75% / 75%     100% / 100%     150% / 150%    200% / 200%
___________________________________________________________________________________________________
Average Life (yrs.)           10.49           6.90            5.54           4.66            3.22
Modified Duration              7.24           5.29            4.51           3.96            2.85
First Principal Payment
Date                        11/25/2011      8/25/2010      5/25/2011       4/25/2011      2/25/2010
Last Principal Payment
Date                        2/25/2034       3/25/2026      4/25/2021      12/25/2015      3/25/2013
Payment Windows (mos.)         268             188            120             57              38
___________________________________________________________________________________________________

                        BOND SUMMARY (TO CALL / MATURITY)

_______________________________________________________________________________________________________
Class M-3 (To Call)
_______________________________________________________________________________________________________
FRM PPC / ARM PPC            50% / 50%      75% / 75%     100% / 100%    150% / 150%     200% / 200%
_______________________________________________________________________________________________________
Average Life (yrs.)             9.46           6.15           4.85           3.71           2.48
Modified Duration               6.85           4.91           4.07           3.25           2.24
First Principal Payment
Date                         11/25/2011     8/25/2010      3/25/2011      12/25/2010     10/25/2009
Last Principal Payment
Date                         1/25/2022      1/25/2017      5/25/2014      7/25/2011       2/25/2010
Payment Windows (mos.)          123             78             39             8               5
Class M-3 (To Maturity)
_______________________________________________________________________________________________________
FRM PPC / ARM PPC            50% / 50%      75% / 75%     100% / 100%    150% / 150%     200% / 200%
_______________________________________________________________________________________________________
Average Life (yrs.)            10.47           6.88           5.39           4.06           2.72
Modified Duration               7.20           5.26           4.39           3.49           2.43
First Principal Payment
Date                         11/25/2011     8/25/2010      3/25/2011      12/25/2010     10/25/2009
Last Principal Payment
Date                         3/25/2033      6/25/2025      9/25/2020      8/25/2015      12/25/2012
Payment Windows (mos.)          257            179            115             57             39
_______________________________________________________________________________________________________

_______________________________________________________________________________________________________
Class M-4 (To Call)
_______________________________________________________________________________________________________
FRM PPC / ARM PPC            50% / 50%      75% / 75%      100% / 100%    150% / 150%    200% / 200%
_______________________________________________________________________________________________________
Average Life (yrs.)            9.46            6.15           4.78            3.47           2.29
Modified Duration              6.77            4.87           3.99            3.04           2.08
First Principal Payment
Date                        11/25/2011      8/25/2010       1/25/2011      8/25/2010      7/25/2009
Last Principal Payment
Date                         1/25/2022      1/25/2017       5/25/2014      7/25/2011      2/25/2010
Payment Windows (mos.)          123             78             41              12             8
Class M-4 (To Maturity)
_______________________________________________________________________________________________________
FRM PPC / ARM PPC            50% / 50%      75% / 75%      100% / 100%    150% / 150%    200% / 200%
_______________________________________________________________________________________________________
Average Life (yrs.)            10.45           6.86           5.31            3.81           2.52
Modified Duration              7.09            5.20           4.29            3.27           2.26
First Principal Payment
Date                        11/25/2011      8/25/2010       1/25/2011      8/25/2010      7/25/2009
Last Principal Payment
Date                         8/25/2032      11/25/2024      4/25/2020      4/25/2015      10/25/2012
Payment Windows (mos.)          250            172             112             57             40
_______________________________________________________________________________________________________

_______________________________________________________________________________________________________
Class M-5 (To Call)
_______________________________________________________________________________________________________
FRM PPC / ARM PPC           50% / 50%       75% / 75%     100% / 100%     150% / 150%    200% / 200%
_______________________________________________________________________________________________________
Average Life (yrs.)           9.46            6.15            4.73           3.31            2.16
Modified Duration             6.63            4.80            3.90           2.88            1.95
First Principal Payment
Date                       11/25/2011       7/25/2010      12/25/2010      6/25/2010      6/25/2009
Last Principal Payment
Date                        1/25/2022       1/25/2017      5/25/2014       7/25/2011      2/25/2010
Payment Windows (mos.)         123             79              42             14              9
Class M-5 (To Maturity)
_______________________________________________________________________________________________________
FRM PPC / ARM PPC           50% / 50%       75% / 75%     100% / 100%     150% / 150%    200% / 200%
_______________________________________________________________________________________________________
Average Life (yrs.)           10.42           6.84            5.24           3.64            2.39
Modified Duration             6.93            5.11            4.19           3.11            2.13
First Principal Payment
Date                       11/25/2011       7/25/2010      12/25/2010      6/25/2010      6/25/2009
Last Principal Payment
Date                       12/25/2031       5/25/2024      11/25/2019      1/25/2015      7/25/2012
Payment Windows (mos.)         242             167            108             56              38
_______________________________________________________________________________________________________

                           BOND SUMMARY (TO CALL / MATURITY)

_______________________________________________________________________________________________________
Class M-6 (To Call)
_______________________________________________________________________________________________________
FRM PPC / ARM PPC           50% / 50%       75% / 75%     100% / 100%     150% / 150%    200% / 200%
_______________________________________________________________________________________________________
Average Life (yrs.)           9.46            6.15            4.69           3.20            2.10
Modified Duration             6.48            4.72            3.82           2.77            1.89
First Principal Payment
Date                       11/25/2011       7/25/2010      11/25/2010      4/25/2010      5/25/2009
Last Principal Payment
Date                        1/25/2022       1/25/2017      5/25/2014       7/25/2011      2/25/2010
Payment Windows (mos.)         123             79              43             16              10
Class M-6 (To Maturity)
_______________________________________________________________________________________________________
FRM PPC / ARM PPC           50% / 50%       75% / 75%     100% / 100%     150% / 150%    200% / 200%
_______________________________________________________________________________________________________
Average Life (yrs.)           10.39           6.81            5.19           3.52            2.32
Modified Duration             6.76            5.00            4.09           2.99            2.05
First Principal Payment
Date                       11/25/2011       7/25/2010      11/25/2010      4/25/2010      5/25/2009
Last Principal Payment
Date                        3/25/2031       9/25/2023      5/25/2019       9/25/2014      5/25/2012
Payment Windows (mos.)         233             159            103             54              37
_______________________________________________________________________________________________________

_______________________________________________________________________________________________________
Class M-7 (To Call)
_______________________________________________________________________________________________________
FRM PPC / ARM PPC           50% / 50%       75% / 75%     100% / 100%     150% / 150%    200% / 200%
_______________________________________________________________________________________________________
Average Life (yrs.)           9.46            6.15            4.66           3.12            2.08
Modified Duration             6.35            4.65            3.76           2.69            1.86
First Principal Payment
Date                       11/25/2011       7/25/2010      10/25/2010      3/25/2010      4/25/2009
Last Principal Payment
Date                        1/25/2022       1/25/2017      5/25/2014       7/25/2011      2/25/2010
Payment Windows (mos.)         123             79              44             17              11
Class M-7 (To Maturity)
_______________________________________________________________________________________________________
FRM PPC / ARM PPC           50% / 50%       75% / 75%     100% / 100%     150% / 150%    200% / 200%
_______________________________________________________________________________________________________
Average Life (yrs.)           10.35           6.78            5.13           3.42            2.28
Modified Duration              6.6            4.91            4.01           2.89            2.01
First Principal Payment
Date                       11/25/2011       7/25/2010      10/25/2010      3/25/2010      4/25/2009
Last Principal Payment
Date                        5/25/2030       2/25/2023      11/25/2018      6/25/2014      2/25/2012
Payment Windows (mos.)         223             152             98             52              35
_______________________________________________________________________________________________________

_______________________________________________________________________________________________________
Class M-8 (To Call)
_______________________________________________________________________________________________________
FRM PPC / ARM PPC           50% / 50%       75% / 75%     100% / 100%     150% / 150%    200% / 200%
_______________________________________________________________________________________________________
Average Life (yrs.)           9.46            6.15            4.64           3.06            2.03
Modified Duration             6.35            4.65            3.74           2.64            1.82
First Principal Payment
Date                       11/25/2011       7/25/2010      9/25/2010       2/25/2010      4/25/2009
Last Principal Payment
Date                        1/25/2022       1/25/2017      5/25/2014       7/25/2011      2/25/2010
Payment Windows (mos.)         123             79              45             18              11
Class M-8 (To Maturity)
_______________________________________________________________________________________________________
FRM PPC / ARM PPC           50% / 50%       75% / 75%     100% / 100%     150% / 150%    200% / 200%
_______________________________________________________________________________________________________
Average Life (yrs.)           10.30           6.74            5.08           3.34            2.22
Modified Duration             6.59            4.90            3.98           2.83            1.96
First Principal Payment
Date                       11/25/2011       7/25/2010      9/25/2010       2/25/2010      4/25/2009
Last Principal Payment
Date                        7/25/2029       5/25/2022      5/25/2018       2/25/2014      11/25/2011
Payment Windows (mos.)         213             143             93             49              32
_______________________________________________________________________________________________________

                          BOND SUMMARY (TO CALL / MATURITY)

_______________________________________________________________________________________________________
Class M-9 (To Call)
_______________________________________________________________________________________________________
FRM PPC / ARM PPC           50% / 50%       75% / 75%     100% / 100%     150% / 150%    200% / 200%
_______________________________________________________________________________________________________
Average Life (yrs.)           9.46            6.15            4.62           3.01            2.03
Modified Duration             6.35            4.65            3.73           2.60            1.82
First Principal Payment
Date                       11/25/2011       7/25/2010      9/25/2010       1/25/2010      4/25/2009
Last Principal Payment
Date                        1/25/2022       1/25/2017      5/25/2014       7/25/2011      2/25/2010
Payment Windows (mos.)         123             79              45             19              11
Class M-9 (To Maturity)
_______________________________________________________________________________________________________
FRM PPC / ARM PPC           50% / 50%       75% / 75%     100% / 100%     150% / 150%    200% / 200%
_______________________________________________________________________________________________________
Average Life (yrs.)           10.23           6.69            5.02           3.27            2.20
Modified Duration             6.58            4.88            3.94           2.77            1.95
First Principal Payment
Date                       11/25/2011       7/25/2010      9/25/2010       1/25/2010      4/25/2009
Last Principal Payment
Date                        7/25/2028       9/25/2021      10/25/2017      9/25/2013      8/25/2011
Payment Windows (mos.)         201             135             86             45              29
_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

                                    GROUP 1 AVAILABLE FUNDS RATE
_______________________________________________________________________________________________________
                                        Effective                                           Effective
                                         Maximum                                             Maximum
                                        Available                                           Available
                            Available   Funds Rate                           Available     Funds Rate
   Period     Pay Date    Funds Rate (1)   (2)       Period    Pay Date    Funds Rate (1)     (2)
_______________________________________________________________________________________________________

     1       7/25/2007       N/A           N/A         45     3/25/2011       10.72         11.50
     2       8/25/2007       7.85         11.50        46     4/25/2011       9.89          11.50
     3       9/25/2007       7.86         11.50        47     5/25/2011       10.15         11.50
     4      10/25/2007       7.96         11.50        48     6/25/2011       9.89          11.50
     5      11/25/2007       7.88         11.50        49     7/25/2011       10.14         11.50
     6      12/25/2007       7.98         11.50        50     8/25/2011       9.88          11.50
     7       1/25/2008       7.91         11.50        51     9/25/2011       9.88          11.50
     8       2/25/2008       7.93         11.50        52     10/25/2011      10.13         11.50
     9       3/25/2008       8.11         11.50        53     11/25/2011      9.87          11.50
    10       4/25/2008       7.96         11.50        54     12/25/2011      10.12         11.50
    11       5/25/2008       8.06         11.50        55     1/25/2012       9.87          11.50
    12       6/25/2008       7.99         11.50        56     2/25/2012       9.88          11.50
    13       7/25/2008       8.09         11.50        57     3/25/2012       10.44         11.50
    14       8/25/2008       8.02         11.50        58     4/25/2012       9.91          11.50
    15       9/25/2008       8.03         11.50        59     5/25/2012       10.16         11.50
    16      10/25/2008       8.14         11.50        60     6/25/2012       9.90          11.50
    17      11/25/2008       8.07         11.50        61     7/25/2012       10.15         11.50
    18      12/25/2008       8.18         11.50        62     8/25/2012       9.89          11.50
    19       1/25/2009       8.23         11.50        63     9/25/2012       9.89          11.50
    20       2/25/2009       9.55         11.50        64     10/25/2012      10.14         11.50
    21       3/25/2009      10.04         11.50        65     11/25/2012      9.88          11.50
    22       4/25/2009       9.63         11.50        66     12/25/2012      10.13         11.50
    23       5/25/2009       9.77         11.50        67     1/25/2013       9.87          11.50
    24       6/25/2009       9.56         11.50        68     2/25/2013       9.87          11.50
    25       7/25/2009       9.75         11.50        69     3/25/2013       10.68         11.50
    26       8/25/2009       9.57         11.50        70     4/25/2013       9.69          11.50
    27       9/25/2009       9.59         11.50        71     5/25/2013       10.00         11.50
    28      10/25/2009       9.83         11.50        72     6/25/2013       9.68          11.50
    29      11/25/2009       9.65         11.50        73     7/25/2013       10.00         11.50
    30      12/25/2009       9.89         11.50        74     8/25/2013       9.67          11.50
    31       1/25/2010       9.74         11.50        75     9/25/2013       9.67          11.50
    32       2/25/2010      10.11         11.50        76     10/25/2013      9.98          11.50
    33       3/25/2010      11.06         11.50        77     11/25/2013      9.66          11.50
    34       4/25/2010      10.35         11.50        78     12/25/2013      9.98          11.50
    35       5/25/2010      10.61         11.50        79     1/25/2014       9.65          11.50
    36       6/25/2010      10.36         11.50        80     2/25/2014       9.65          11.50
    37       7/25/2010      10.65         11.50        81     3/25/2014       10.67         11.50
    38       8/25/2010      10.10         11.50        82     4/25/2014       9.64          11.50
    39       9/25/2010       9.92         11.50        83     5/25/2014       9.95          11.50
    40      10/25/2010      10.17         11.50
    41      11/25/2010       9.91         11.50
    42      12/25/2010      10.16         11.50
    43       1/25/2011       9.90         11.50
    44       2/25/2011       9.90         11.50
_______________________________________________________________________________________________________
(1) Includes  swap cash flows  received  from or paid to the Swap Provider and  includes cap cash flows  received  from the Cap  Provider.  Assumes static  indices  of:  one-month  LIBOR at 5.32% and  six-month  LIBOR at
    5.36%.

(2) Includes swap cash flows received from or paid to the Swap Provider and includes cap cash flows received from the Cap Provider. Assumes static indices of:  one-month LIBOR at 20.00% and six-month LIBOR at
    20.00%.  The effective maximum available funds rate is the lesser of i)
    the available funds rate or ii) 11.50%.

_______________________________________________________________________________________________________
                                    GROUP 2 AVAILABLE FUNDS RATE
_______________________________________________________________________________________________________
                                        Effective                                           Effective
                                         Maximum                                             Maximum
                                        Available                                           Available
                            Available   Funds Rate                           Available     Funds Rate
   Period     Pay Date    Funds Rate (1)   (2)       Period    Pay Date    Funds Rate (1)     (2)
_______________________________________________________________________________________________________
     1       7/25/2007       N/A           N/A         45     3/25/2011       10.44         11.50
     2       8/25/2007       7.78         11.50        46     4/25/2011       9.64          11.50
     3       9/25/2007       7.79         11.50        47     5/25/2011       9.88          11.50
     4      10/25/2007       7.88         11.50        48     6/25/2011       9.63          11.50
     5      11/25/2007       7.80         11.50        49     7/25/2011       9.87          11.50
     6      12/25/2007       7.89         11.50        50     8/25/2011       9.61          11.50
     7       1/25/2008       7.82         11.50        51     9/25/2011       9.61          11.50
     8       2/25/2008       7.83         11.50        52     10/25/2011      9.84          11.50
     9       3/25/2008       8.01         11.50        53     11/25/2011      9.59          11.50
    10       4/25/2008       7.86         11.50        54     12/25/2011      9.83          11.50
    11       5/25/2008       7.95         11.50        55     1/25/2012       9.58          11.50
    12       6/25/2008       7.88         11.50        56     2/25/2012       9.57          11.50
    13       7/25/2008       7.97         11.50        57     3/25/2012       10.10         11.50
    14       8/25/2008       7.90         11.50        58     4/25/2012       9.59          11.50
    15       9/25/2008       7.92         11.50        59     5/25/2012       9.82          11.50
    16      10/25/2008       8.01         11.50        60     6/25/2012       9.57          11.50
    17      11/25/2008       7.94         11.50        61     7/25/2012       9.81          11.50
    18      12/25/2008       8.04         11.50        62     8/25/2012       9.56          11.50
    19       1/25/2009       7.99         11.50        63     9/25/2012       9.55          11.50
    20       2/25/2009       8.75         11.50        64     10/25/2012      9.79          11.50
    21       3/25/2009       9.85         11.50        65     11/25/2012      9.54          11.50
    22       4/25/2009       9.45         11.50        66     12/25/2012      9.77          11.50
    23       5/25/2009       9.56         11.50        67     1/25/2013       9.52          11.50
    24       6/25/2009       9.35         11.50        68     2/25/2013       9.52          11.50
    25       7/25/2009       9.55         11.50        69     3/25/2013       10.28         11.50
    26       8/25/2009       9.38         11.50        70     4/25/2013       9.33          11.50
    27       9/25/2009       9.40         11.50        71     5/25/2013       9.63          11.50
    28      10/25/2009       9.63         11.50        72     6/25/2013       9.31          11.50
    29      11/25/2009       9.46         11.50        73     7/25/2013       9.61          11.50
    30      12/25/2009       9.69         11.50        74     8/25/2013       9.30          11.50
    31       1/25/2010       9.53         11.50        75     9/25/2013       9.29          11.50
    32       2/25/2010       9.73         11.50        76     10/25/2013      9.59          11.50
    33       3/25/2010      10.80         11.50        77     11/25/2013      9.27          11.50
    34       4/25/2010      10.12         11.50        78     12/25/2013      9.57          11.50
    35       5/25/2010      10.37         11.50        79     1/25/2014       9.26          11.50
    36       6/25/2010      10.13         11.50        80     2/25/2014       9.25          11.50
    37       7/25/2010      10.41         11.50        81     3/25/2014       10.23         11.50
    38       8/25/2010       9.87         11.50        82     4/25/2014       9.24          11.50
    39       9/25/2010       9.69         11.50        83     5/25/2014       9.54          11.50
    40      10/25/2010       9.93         11.50
    41      11/25/2010       9.67         11.50
    42      12/25/2010       9.92         11.50
    43       1/25/2011       9.66         11.50
    44       2/25/2011       9.65         11.50
_______________________________________________________________________________________________________
(1) Includes  swap cash flows  received  from or paid to the Swap Provider and  includes cap cash flows  received  from the Cap  Provider.  Assumes static  indices  of:  one-month  LIBOR at 5.32% and  six-month  LIBOR at
    5.36%.

(2) Includes swap cash flows received from or paid to the Swap Provider and includes cap cash flows received from the Cap Provider. Assumes static indices of:  one-month LIBOR at 20.00% and six-month LIBOR at
    20.00%.  The effective maximum available funds rate is the lesser of i)
    the available funds rate or ii) 11.50%.

_______________________________________________________________________________________________________
                                  SUBORDINATE AVAILABLE FUNDS RATE
_______________________________________________________________________________________________________
                                         Effective                                          Effective
                                         Maximum                                             Maximum
                                        Available                                           Available
                            Available   Funds Rate                           Available     Funds Rate
   Period     Pay Date    Funds Rate (1)   (2)       Period    Pay Date    Funds Rate (1)     (2)
_______________________________________________________________________________________________________
     1       7/25/2007       N/A           N/A         45     3/25/2011       10.59         11.50
     2       8/25/2007       7.82         11.50        46     4/25/2011       9.78          11.50
     3       9/25/2007       7.83         11.50        47     5/25/2011       10.02         11.50
     4      10/25/2007       7.92         11.50        48     6/25/2011       9.77          11.50
     5      11/25/2007       7.85         11.50        49     7/25/2011       10.01         11.50
     6      12/25/2007       7.94         11.50        50     8/25/2011       9.76          11.50
     7       1/25/2008       7.87         11.50        51     9/25/2011       9.75          11.50
     8       2/25/2008       7.88         11.50        52     10/25/2011      10.00         11.50
     9       3/25/2008       8.07         11.50        53     11/25/2011      9.74          11.50
    10       4/25/2008       7.91         11.50        54     12/25/2011      9.98          11.50
    11       5/25/2008       8.01         11.50        55     1/25/2012       9.73          11.50
    12       6/25/2008       7.94         11.50        56     2/25/2012       9.74          11.50
    13       7/25/2008       8.03         11.50        57     3/25/2012       10.28         11.50
    14       8/25/2008       7.96         11.50        58     4/25/2012       9.76          11.50
    15       9/25/2008       7.98         11.50        59     5/25/2012       10.00         11.50
    16      10/25/2008       8.08         11.50        60     6/25/2012       9.75          11.50
    17      11/25/2008       8.01         11.50        61     7/25/2012       9.99          11.50
    18      12/25/2008       8.11         11.50        62     8/25/2012       9.74          11.50
    19       1/25/2009       8.12         11.50        63     9/25/2012       9.73          11.50
    20       2/25/2009       9.17         11.50        64     10/25/2012      9.98          11.50
    21       3/25/2009       9.95         11.50        65     11/25/2012      9.72          11.50
    22       4/25/2009       9.54         11.50        66     12/25/2012      9.96          11.50
    23       5/25/2009       9.67         11.50        67     1/25/2013       9.71          11.50
    24       6/25/2009       9.46         11.50        68     2/25/2013       9.71          11.50
    25       7/25/2009       9.66         11.50        69     3/25/2013       10.49         11.50
    26       8/25/2009       9.48         11.50        70     4/25/2013       9.52          11.50
    27       9/25/2009       9.50         11.50        71     5/25/2013       9.83          11.50
    28      10/25/2009       9.73         11.50        72     6/25/2013       9.51          11.50
    29      11/25/2009       9.56         11.50        73     7/25/2013       9.82          11.50
    30      12/25/2009       9.80         11.50        74     8/25/2013       9.50          11.50
    31       1/25/2010       9.64         11.50        75     9/25/2013       9.49          11.50
    32       2/25/2010       9.94         11.50        76     10/25/2013      9.80          11.50
    33       3/25/2010      10.94         11.50        77     11/25/2013      9.48          11.50
    34       4/25/2010      10.24         11.50        78     12/25/2013      9.79          11.50
    35       5/25/2010      10.50         11.50        79     1/25/2014       9.47          11.50
    36       6/25/2010      10.25         11.50        80     2/25/2014       9.46          11.50
    37       7/25/2010      10.54         11.50        81     3/25/2014       10.47         11.50
    38       8/25/2010      10.00         11.50        82     4/25/2014       9.45          11.50
    39       9/25/2010       9.81         11.50        83     5/25/2014       9.76          11.50
    40      10/25/2010      10.06         11.50
    41      11/25/2010       9.80         11.50
    42      12/25/2010      10.05         11.50
    43       1/25/2011       9.79         11.50
    44       2/25/2011       9.79         11.50
_______________________________________________________________________________________________________
(1) Includes  swap cash flows  received  from or paid to the Swap Provider and  includes cap cash flows  received  from the Cap  Provider.  Assumes static  indices  of:  one-month  LIBOR at 5.32% and  six-month  LIBOR at
    5.36%.

(2) Includes swap cash flows received from or paid to the Swap Provider and includes cap cash flows received from the Cap Provider. Assumes static indices of:  one-month LIBOR at 20.00% and six-month LIBOR at
    20.00%.  The effective maximum available funds rate is the lesser of i)
    the available funds rate or ii) 11.50%.

                                           EXCESS SPREAD
___________________________________________________________________________________________________________
                                            Excess                                                 Excess
                                         Spread Under                                           Spread Under
                                           FORWARD                                                FORWARD
           FWD 1 Month     FWD 6 Month    LIBOR (%)              FWD 1 Month     FWD 6 Month      LIBOR (%)
Period      LIBOR (%)       LIBOR (%)      (1,2,3)     Period     LIBOR (%)        LIBOR (%)      (1,2,3)
   1     5.320000000000  5.410000000000      4.70        43    5.638323008540   5.731019130134      3.57
   2     5.330000000000  5.420000000000      2.10        44    5.647560414401   5.735811589983      3.59
   3     5.350000000000  5.420000000000      2.10        45    5.655127359711   5.738918249837      3.96
   4     5.346708692929  5.430000000000      2.12        46    5.660212257170   5.740460802145      3.60
   5     5.344325350971  5.432701030622      2.11        47    5.663872783078   5.741141450355      3.71
   6     5.350326763220  5.435445055301      2.12        48    5.665377385918   5.741265506247      3.59
   7     5.363859874589  5.435599037599      2.12        49    5.665512003344   5.741418836226      3.70
   8     5.380000000000  5.432784573311      2.12        50    5.665168396730   5.742073316987      3.59
   9     5.376954993300  5.427950752132      2.14        51    5.664423194503   5.743603758405      3.59
   10    5.369735185393  5.423770124181      2.13        52    5.664020464592   5.746332526167      3.70
   11    5.358860794916  5.421866463790      2.14        53    5.664664165470   5.750382486364      3.58
   12    5.350685226720  5.423508278747      2.13        54    5.666481459017   5.755949124508      3.69
   13    5.347577656868  5.428439947158      2.14        55    5.669665945866   5.762766667585      3.57
   14    5.347990667660  5.435739552630      2.13        56    5.674467546473   5.771050834967      3.58
   15    5.352110679127  5.445258888960      2.13        57    5.680955152231   5.780436436258      3.84
   16    5.359934394300  5.456092967206      2.14        58    5.688257723792   5.789987318783      3.60
   17    5.369446115585  5.467381702652      2.13        59    5.697087412391   5.800588881712      3.71
   18    5.380059748844  5.479371357146      2.15        60    5.707099400891   5.811043757444      3.58
   19    5.391559876675  5.491188170209      2.20        61    5.717665911467   5.821598153252      3.69
   20    5.403597092002  5.503289616298      3.21        62    5.728380204832   5.831393857194      3.58
   21    5.415874847769  5.515294608733      3.55        63    5.739351452075   5.840797993236      3.58
   22    5.426546683966  5.526075761586      3.51        64    5.749705445335   5.849235640575      3.69
   23    5.438273744569  5.537724626136      3.46        65    5.759300226564   5.856472640273      3.56
   24    5.449765501009  5.548864189343      3.32        66    5.768070087947   5.862881329021      3.67
   25    5.460982598980  5.560128687209      3.36        67    5.775828203844   5.868074897334      3.54
   26    5.472103990807  5.570884293387      3.31        68    5.782562397408   5.872470865354      3.55
   27    5.483266173989  5.581706853155      3.32        69    5.788160139621   5.876064280184      3.90
   28    5.494059884534  5.592122881549      3.40        70    5.792243453713   5.878782878591      3.18
   29    5.504668893240  5.601922716338      3.32        71    5.795861871486   5.881379541949      3.36
   30    5.515036097625  5.611612832362      3.40        72    5.798581557734   5.883739255438      3.16
   31    5.525061796523  5.620669618729      3.34        73    5.800895340672   5.886236125677      3.35
   32    5.534776713092  5.629683874538      3.61        74    5.802998638428   5.888911904254      3.15
   33    5.544054735905  5.638613869690      4.07        75    5.805000510638   5.892070884450      3.15
   34    5.551800626575  5.646859331686      3.82        76    5.807252215373   5.895739394932      3.33
   35    5.560196172453  5.656180106470      3.88        77    5.809952795067   5.899903818922      3.13
   36    5.568412907146  5.665641295384      3.73        78    5.813145881962   5.904753801318      3.31
   37    5.576746157192  5.675851354371      3.83        79    5.816947233821   5.910019185985      3.11
   38    5.585733450584  5.686175867611      3.58        80    5.821489521383   5.915868397279      3.11
   39    5.595649222683  5.696865239607      3.50        81    5.826789920325   5.922036938231      3.69
   40    5.606019019174  5.707123215122      3.64        82    5.831821517500   5.927767945271      3.09
   41    5.616731547692  5.716338568276      3.54        83    5.837828222528   5.933999901997      3.27
   42    5.627756606491  5.724608478433      3.68
___________________________________________________________________________________________________________

(1)  The excess spread cited herein is calculated assuming all indices adjust to the rates specified in each respective forward curve and that the collateral is run at the pricing speed of 100% ARM PPC and
     115% FRM to the Clean-up Call Date (30/360 basis).

(2)  Calculated as (a) interest collections on the collateral (net of the trust administrations, servicing fees, master servicing fees and swap fees), less total interest on the Certificates divided by (b)
     collateral balance as of the beginning period.

(3)  Assumes proceeds from the Swap Agreement are included.

                                                   BREAKEVEN CDR TABLE

______________________________________________________________________________________________________________________________
Class                        M-1              M-2               M-3              M-4              M-5              M-6
Rating (M/S)               Aa1/AA+          Aa2/AA+           Aa3/AA            A1/AA            A2/AA-           A3/A+

Loss Severity                30%              30%               30%              30%              30%              30%
Default (%)                 66.18            47.95             39.19            32.31            26.71            22.35
Collateral Loss (%)         23.63            20.38             18.38            16.53            14.76            13.19

Loss Severity                40%              40%               40%              40%              40%              40%
Default (%)                 39.34            30.16             25.43            21.51            18.16            15.47
Collateral Loss (%)         24.56            21.17             19.10            17.15            15.30            13.65

Loss Severity                50%              50%               50%              50%              50%              50%
Default (%)                 27.72            21.90             18.76            16.09            13.74            11.82
Collateral Loss (%)         25.17            21.69             19.55            17.55            15.64            13.95
______________________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________________
Class                        M-7              M-8               M-9
Rating (M/S)               Baa1/A          Baa2/BBB+         Baa3/BBB

Loss Severity                30%              30%               30%
Default (%)                 18.74            15.89             13.69
Collateral Loss (%)         11.72            10.44             9.36

Loss Severity                40%              40%               40%
Default (%)                 13.18            11.32             9.89
Collateral Loss (%)         12.13            10.79             9.70

Loss Severity                50%              50%               50%
Default (%)                 10.15             8.80             7.73
Collateral Loss (%)         12.38            11.03             9.90
______________________________________________________________________________________________________________________________

    Assumptions:
    ____________________________________________________________________________________________
    1) Run at the Pricing Speed to Maturity
    2) Forward LIBOR
    3) Triggers are failing
    4) 12 month liquidation lag
    5) "Break" is the CDR that creates the first dollar of principal loss on the related bond
    6) Defaults are in addition to prepayments
    7) Servicer advances principal and interest
    ____________________________________________________________________________________________

                              FOR ADDITIONAL INFORMATION PLEASE CALL

_____________________________________________________________________________________________________________
                                         Bear Stearns Banking Contacts

   Name:                                     Telephone:              E-Mail:

   Matthew Perkins                           (212) 272-7977          mperkins@bear.com
   Sr. Managing Director, Banking

   Sally Kawana                              (212) 272-3509          skawana@bear.com
   Managing Director, Banking

   Derek Schaible                            (212) 272-5451          dschaible@bear.com
   Associate Director, Structuring

   Paul Nostro                               (212) 272-7621          pnostro@bear.com
   Analyst, Collateral
_____________________________________________________________________________________________________________

_____________________________________________________________________________________________________________
                                    Bear Stearns Trading & Syndicate Contacts

   Name:                                     Telephone:              E-Mail:

   Jeffrey Verschleiser                      (212) 272-5451          jverschleiser@bear.com
   Sr. Managing Director, Trading

   Scott Eichel                              (212) 272-5451          seichel@bear.com
   Sr. Managing Director, Trading

   Carol Fuller                              (212) 272-4955          cfuller@bear.com
   Sr. Managing Director, Syndicate

   Jayme Fagas                               (212) 272-4955          jfagas@bear.com
   Managing Director, Syndicate
_____________________________________________________________________________________________________________

_____________________________________________________________________________________________________________
                                     Rating Agency Contacts

   Name:                                     Telephone:              E-Mail:

   Moody's
   Karen Ramallo
                                             (212) 553-0370          karen.ramallo@moodys.com
   Standard and Poor's
   Jong Kim                                  (212) 438-2886          jong_kim@standardandpoors.com
_____________________________________________________________________________________________________________

This information should be considered only after reading Bear Stearns' statement regarding Securities,
Pricing Estimates and Other Information (the "Statement"), which should be attached.  Do not use or rely on this information if you have not received and reviewed the Statement.  You may obtain a copy of the
Statement from your sales representative.